SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                                   IGIA, Inc.
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which investment applies:

      (2)   Aggregate number of securities to which investment applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                   IGIA, INC.
                          521 FIFTH AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10036

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

Dear Stockholders:

We are writing to advise you of certain events which have occurred with respect to IGIA, Inc. ("IGIA", "we", "us", or "our"), a Delaware corporation (formerly known as Diva Entertainment, Inc.).

On June 11, 2004, IGIA acquired all of the issued and outstanding shares of Tactica International, Inc., a Nevada corporation ("Tactica") in exchange for shares of common stock and convertible preferred stock of IGIA pursuant to a Securities Purchase Agreement and Plan of Reorganization, dated as of June 11, 2004 (the "Securities Purchase Agreement"), by and among IGIA, Tactica and the shareholders of Tactica. In accordance with the Securities Purchase Agreement,
(i) Tactica exchanged all of its issued and outstanding shares of common stock for shares of common stock and convertible preferred stock of IGIA, (ii) effective at the closing, the former shareholders of Tactica control IGIA and
(iii) effective at the closing, Tactica became a wholly owned subsidiary of IGIA (all of the foregoing is hereinafter referred to as the "Transaction"). Subject to certain post-closing covenants, the Transaction closed as of June 11, 2004. Prior to the Transaction, Tactica was a privately-held company. As a part of the Transaction, the Company changed its name to IGIA, Inc. from Diva Entertainment, Inc and increased the number of our authorized shares of common stock from 20,000,000 to 100,000,000 shares. At the Closing of the Transaction, IGIA issued the following shares of our common stock to the shareholders of Tactica and certain parties designated by the former shareholders of Tactica:

      1) 12,400,000 newly-issued shares of our common stock of which 1,750,000 shares were issued to and subsequently returned by our Managing Financial Advisor as a result of their failing to satisfy the contractual requirement that IGIA close on at least $7,500,000 in proceeds from a private placement of our securities within a specified 45-day period, and

      2) 261,574 newly-issued shares of IGIA's newly-designated Series E Redeemable Convertible Preferred Stock, which will automatically convert into 26,157,400 newly-issued shares of IGIA's common stock twenty days after this Information Statement is mailed to IGIA's stockholders.

Pursuant to the Transaction, a change of control of IGIA occurred with the former stockholders of Tactica acquiring approximately 76% of the outstanding voting power of IGIA.

Our purpose in entering into the Transaction, changing our name to IGIA, Inc., increasing our authorized common stock and authorizing the Series E preferred stock is to allow us to comply with the terms of the Securities Purchase Agreement. We believe that the Transaction will increase the total value of the corporation to our investors.

On October 21, 2004, Tactica, which accounts for all of the current operations of the Company, filed a voluntary petition for relief under chapter 11 of title 11 of the United States Bankruptcy Code. IGIA is not seeking bankruptcy protection. Tactica remains in possession of its assets and the management of its property as a debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code.

On March 23, 2005, IGIA entered into a Securities Purchase Agreement for the sale of an aggregate of (i) $3,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants to buy 6,000,000 shares of its common stock (the "Warrants") in order to obtain funding for general corporate purposes and to provide a loan to Tactica, in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval.

On March 24, 2005 the investors under the Securities Purchase Agreement purchased $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of IGIA's common stock and on April 20, 2005 the investors purchased an additional $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of IGIA's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the investors are obligated to provide IGIA with the remaining $1,000,000 within five business days of the effectiveness of the registration statement.

The Notes bear interest at 8%, mature three years from the date of issuance, and, subject to the filing of an amendment to the Company's certificate of incorporation increasing its authorized stock, are convertible into our common stock, at the investors' option, at a conversion price equal to the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

On May 27, 2004, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized a change of name from Diva Entertainment, Inc. to IGIA, Inc. and an increase in the number of our authorized shares of common stock from 20,000,000 to 100,000,000 shares. On June 8, 2004, IGIA filed a certificate of amendment to its certificate of incorporation changing its name and increasing its authorized shares of common stock to 100 million. On November 18, 2004, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized an additional increase in the number of our authorized shares of common stock from 100,000,000 to 500,000,000 shares. On March 22, 2005, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized an additional increase in the number of our authorized shares of common stock from 500,000,000 to 1,000,000,000 shares. In addition, on March 29, 2005, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized the adoption of the Company's 2005 Stock Incentive Plan (the "2005 Plan") and the authorization of the reservation for issuance of 2,500,000 shares of common stock thereunder. The Company will file an amendment to its certificate of incorporation increasing its authorized shares of common stock to 1,000,000,000 and adopt the 2005 Plan 20 days after the mailing of this information statement to its shareholders.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about __________, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TRANSACTION RESULTED IN A CHANGE IN CONTROL IN IGIA AND AN ASSUMPTION OF TACTICA'S ASSETS, LIABILITIES AND OPERATIONS. "SEE FINANCIAL AND OTHER INFORMATION LEGAL PROCEEDINGS" FOR INFORMATION CONCERNING THE BANKRUPTCY PETITION FILED BY TACTICA.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS VOTED TO CHANGE THE NAME OF THE COMPANY TO IGIA, INC. AND TO APPROVE THE INCREASE IN AUTHORIZED COMMON STOCK. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS WERE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES ARE NEEDED TO APPROVE THESE TRANSACTIONS.

By order of the Board of Directors,

Avi Sivan, Chief Executive Officer
New York, New York
*, 2005

                                   IGIA, INC.
                          521 FIFTH AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10036

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF STOCKHOLDERS

We are furnishing this Information Statement to you to provide you with information and a description of actions taken by written consent of our majority stockholders, in accordance with the relevant Sections of the Delaware General Corporation Law as set forth in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about __________, 2005 to stockholders of record as of December 10, 2004. The Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                     GENERAL

We are writing to advise you of certain events which have occurred with respect to IGIA, Inc. ("IGIA" "we", "us", "our" or the "Company"), a Delaware corporation (formerly known as Diva Entertainment, Inc.)

NOTICE IS HEREBY GIVEN of the following:

      o pursuant to the written consent of stockholders holding a majority of the shares of common stock of the Company in lieu of a special meeting dated May 27, 2004, the Company, on June 8, 2004, filed a certificate of amendment to its certificate of incorporation increasing its authorized shares of common stock from 20,000,000 to 100,000,000;

      o the ratification of the increase of the filing of the certificate of amendment to its certificate of incorporation increasing its authorized shares of common stock from 20,000,000 to 100,000,000 pursuant to the written consent of stockholders holding a majority of the shares of common stock of the Company in lieu of a special meeting dated March 29, 2005 which such action will be taken 20 days after this information statement is mailed to its shareholders;

      o action will be taken 20 days after this information statement is mailed to its shareholders pursuant to the written consent of stockholders holding a majority of the shares of common stock of the Company in lieu of a special meeting dated November 18, 2004 whereby the Company will file a certificate of amendment to its certificate of incorporation increasing its authorized shares of common stock from 100,000,000 to 500,000,000;

      o action will be taken 20 days after this information statement is mailed to its shareholders pursuant to the written consent of stockholders holding a majority of the shares of common stock of the Company in lieu of a special meeting dated March 22, 2005 whereby the Company will file a certificate of amendment to its certificate of incorporation increasing its authorized shares of common stock from 500,000,000 to 1,000,000,000; and

      o action will be taken 20 days after this information statement is mailed to its shareholders pursuant to the written consent of stockholders holding a majority of the shares of common stock of the Company in lieu of a special meeting dated March 29, 2005 whereby the Company will adopt its 2005 Stock Incentive Plan.

On June 11, 2004, IGIA acquired of all of the issued and outstanding shares of Tactica International, Inc., a Nevada corporation ("Tactica") in exchange for shares of common stock and convertible preferred stock of IGIA pursuant to a Securities Purchase Agreement and Plan of Reorganization, dated as of June 11, 2004 (the "Securities Purchase Agreement"), by and among IGIA, Tactica and the shareholders of Tactica. In accordance with the Securities Purchase Agreement,
(i) Tactica exchanged all of its issued and outstanding shares of common stock for shares of common stock and convertible preferred stock of IGIA, (ii) effective at the closing, the former shareholders of Tactica control IGIA and
(iii) effective at the closing, Tactica became a wholly owned subsidiary of IGIA (all of the foregoing is hereinafter referred to as the "Transaction"). Subject to certain post-closing covenants, including the mailing of this Information Statement, the Transaction closed as of June 11, 2004. Prior to the Transaction, Tactica was a privately-held company. At the Closing of the Transaction, IGIA issued the following shares of our common stock to the shareholders of Tactica and certain parties designated by the former shareholders of Tactica:

      1) 12,400,000 newly-issued shares of our common stock of which 1,750,000 shares were issued to and subsequently returned by our Managing Financial Advisor as a result of their failing to satisfy the contractual requirement that IGIA close on at least $7,500,000 in proceeds from a private placement of our securities within a specified 45-day period, and

      2) 261,574 newly-issued shares of IGIA's newly-designated Series E Redeemable Convertible Preferred Stock, which will automatically convert into 26,157,400 newly-issued shares of IGIA's common stock twenty days after this Information Statement is mailed to IGIA's stockholders.

Pursuant to the Transaction, a change of control of IGIA occurred with the former shareholders of Tactica acquiring approximately 76% of the outstanding voting power of IGIA.

      The following events also occurred in connection with the Transaction:

      1) By action of IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock, IGIA filed a Certificate of Amendment to its Certificate of Incorporation which changed the company's name to IGIA, Inc. and by action of IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock, IGIA filed a Certificate of Amendment to its Certificate of Incorporation which increased the number of IGIA's authorized shares of common stock from 20,000,000 to 100,000,000 shares ( the "100 million share increase".) The Board of Directors of IGIA also authorized the filing of a Certificate of Designation with respect to a newly authorized Series E Redeemable Convertible Preferred Stock. This action will enable IGIA to comply with the terms of the Securities Purchase Agreement.

Certain holders of IGIA's Series A, Series B and Series C Redeemable Convertible Preferred Stock converted their stock into an aggregate of 2,093,340 shares of IGIA's common stock. Following such conversions, the only shares of IGIA's preferred stock which remained outstanding were 100 shares of Series A Redeemable Convertible Preferred Stock. Post-closing, IGIA converted the remaining shares of Series A Redeemable Convertible Preferred Stock into 4,600,000 shares of its common stock.

      2) A holder of 4,225,000 shares of IGIA's common stock agreed with IGIA to exchange 3,725,000 of such shares for all of the issued and outstanding shares of Diva Entertainment, Inc., a Florida corporation ("Diva Florida"), the sole subsidiary of IGIA prior to the Transaction. Prior to such exchange, Diva Florida declared a dividend to IGIA (which was Diva Florida's sole shareholder) comprising all of the issued and outstanding shares of Diva Florida's wholly-owned subsidiary, Prima EastWest Model Management, Inc., a California corporation ("Prima").

      3) IGIA declared a dividend to our stockholders of record on May 28, 2004, such dividend comprising all of its shares of Prima. IGIA's Board of Directors declared that 90% of the Prima shares be issued pro-rata to IGIA's common stockholders as of the record date and that 10% of the Prima shares be issued pro-rata to IGIA's preferred stockholders as of the record date.

      4) 1,209,000 shares (the "Cancelled Shares") of IGIA's common stock were tendered for cancellation by an entity beneficially owned at the time of the cancellation by Peter Zachariou, the former majority shareholder, principal executive officer and director of the Company, prior to closing the Transaction. A condition precedent to the closing of the Transaction was the cancellation of the Cancelled Shares.

      5) Immediately prior to the Closing of the Transaction (the "Closing"), Peter C. Zachariou, President and a director, and David Lean, acting Secretary and a director, resigned from such positions and were replaced by the following persons in the positions listed opposite their names:


Avi Sivan                Chairman, Chief Executive Officer and Director
Prem Ramchandani         President, Treasurer and Director
Paul Greenfield          Secretary and General Counsel
Kurt Streams             Assistant Secretary and Chief Financial Officer

The Transaction is expected to be treated as a tax-free reorganization for federal income tax purposes. A copy of the Securities Purchase Agreement is attached hereto as Exhibit A. The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement.

The Transaction, name change, increase in authorized common stock and authorization of Series E Redeemable Convertible Preferred Stock was approved on May 27, 2004, by the unanimous approval of our Board of Directors. The change of name from Diva Entertainment, Inc. to IGIA, Inc. and the increase in authorized common stock from 20,000,000 to 100,000,000 of the Company was approved by the written consent of the majority of the common stockholders of the Company on May 27, 2004, in accordance with the by-laws of the Company and relevant sections of the Delaware General Corporation Law. The increase in authorized common stock from 100,000,000 to 500,000,000 of the Company was approved by the written consent of the majority of the common stockholders of the Company on November 18, 2004, in accordance with the by-laws of the Company and relevant sections of the Delaware General Corporation Law. The increase in authorized common stock from 500,000,000 to 1,000,000,000 of the Company was approved by the written consent of the majority of the common stockholders of the Company on March 22, 2005, in accordance with the by-laws of the Company and relevant sections of the Delaware General Corporation Law. The adoption of the 2005 Plan by the Company was approved by the written consent of the majority of the common stockholders of the Company on March 29, 2005.

The Company filed a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State on June 8, 2004 in connection with the 100 million increase. A copy of the Company's Certificate of Amendment to Certificate of Incorporation is attached hereto as Exhibit B-1. The Company also filed a Certificate of Designation for its Series E Redeemable Convertible Preferred Stock with the Delaware Secretary of State on June 8, 2004. Other than the change of name and increase in the number of authorized shares, the Transaction did not require stockholder approval. Notwithstanding the foregoing we set forth in this Information Statement a detailed description of the Transaction for informational purposes only. The Company filed an amendment to its Certificate of Incorporation increasing its authorized shares of common stock to 100,000,000 and changing its name on June 8, 2004.

In addition, on November 18, 2004, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized an additional increase in the number of our authorized shares of common stock from 100,000,000 to 500,000,000 shares (the "500 million share increase"). On March 22, 2005, IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock authorized an additional increase in the number of our authorized shares of common stock from 500,000,000 to 1,000,000,000 shares (the "1 billion share increase"). A Certificate of Amendment to the Certificate of Incorporation of IGIA, substantially in the form attached hereto as Exhibit B-2 with respect to the 500 million share increase and the 1 billion share increase will be filed with the Delaware Secretary of State and become effective twenty days after this Information Statement is first mailed to our stockholders.

            PURPOSE OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors believes the Transaction will enhance the total value of the Company to our investors.

The authorization by stockholders holding a majority of the Company's outstanding common stock increasing the authorized shares of common stock to 100 million is a condition to the conversion of the Series E Redeemable Convertible Preferred Stock issued in connection with the Transaction.

Except for the issuance of shares of common stock upon conversion of the Series E Redeemable Convertible Preferred Stock, which will automatically convert into 26,157,400 newly-issued shares of IGIA's common stock twenty days after this Information Statement is mailed to IGIA's stockholders and the shares of commons stock issuable upon conversion of the callable secured convertible notes issued or issuable pursuant to the Securities Purchase Agreement entered with four investors on March 23, 2005, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized.

Series E Preferred Stock

The Company is authorized to issue 261,574 shares of Series E Preferred Stock which are all outstanding. The shares of Series E Preferred Stock carry voting rights, have a stated value of $.001 per share and the holders thereof are entitled to receive dividends if declared. The Company, in its sole discretion, may require that the Series E Preferred Stock be redeemed, in whole but not in part. If redeemed, each share of the Series E Preferred Stock is required to be converted into 100 shares of the Company's common stock. Upon obtaining the increase to the Company authorized shares of common stock, each share of Series E Preferred Stock is converted into 100 shares of common stock.

Convertible Note Financing

To obtain funding for the purpose of providing a loan to Tactica, the Company, in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval, the Company entered into a Securities Purchase Agreement (the "SPA") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 23, 2005 for the sale of (i) $3,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 6,000,000 shares of our common stock.

      o On March 24, 2005, the Investors purchased $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. The Company received net proceeds of $873,087.50, after deducting expenses of $71,912.50, prepaid interest of $40,000.00 and $15,000.00 placed into escrow for the payment of certain insurance premiums.

      o On April 20, 2005, the Investors purchased $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. The Company received net proceeds of $922,500.00, after deducting expenses of $37,500.00 and prepaid interest of $40,000.00; however, in addition to the foregoing the Company may be required to pay additional expense obligations from the net proceeds.

      o In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors are obligated to provide the Company with an additional $1,000,000 within five business days of the effectiveness of the registration statement.


The Notes bear interest at 8%, mature three years from the date of issuance, and, subject to the filing of an amendment to the Company's certificate of incorporation increasing its authorized stock which amendment shall be filed 20 days after filing a definitive information statement with the Securities and Exchange Commission on Schedule 14C and mailing a copy of such to the Company's stockholders, are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of August 22, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.050 and, therefore, the conversion price for the secured convertible notes was $.025. Based on this conversion price, the $3,000,000 Notes, excluding interest, would be convertible into 120,000,000 shares of our common stock.


We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.06 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock. Please see the risk factors set forth below on page * that relate to our current financing arrangement.

General

Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

                            2005 STOCK INCENTIVE PLAN

On March 29, 2005, the majority stockholders approved the 2005 Stock Incentive Plan (the "2005 Plan") and authorized 2,500,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2005 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Plan. A copy of the 2005 Plan is attached hereto as Exhibit C.

Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices.

General

The 2005 Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,500,000 shares of Common Stock for issuance under the 2005 Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2005 Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2005 Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2005 Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Eligibility

Under the 2005 Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

      (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

      (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

      (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

      (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2005 Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

      (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2005 PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 Plan. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2005 Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                 PROCEDURE FOR APPROVAL OF ACTION; VOTE REQUIRED

The Delaware General Corporation Law provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of such number of shares as would be required to take such action at a meeting of stockholders if all the stockholders were present and voted.

On ________ __, 2005, the record date for determination of the stockholders entitled to receive this Information Statement, there were 18,002,933 shares of common stock outstanding, 261,574 shares of Series E Preferred Stock outstanding and 50,000 shares of Series G Preferred Stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, the holders of Series E Preferred Stock are entitled to 100 votes for each share held of record on all matters submitted to a vote of our stockholders and the holders of Series G Preferred Stock are entitled to 10,000 votes for each share held of record on all matters submitted to a vote of our stockholders. The affirmative vote of at least a majority of the outstanding shares of our capital stock was required to approve a change in the name of the Company to IGIA, Inc. and to increase the authorized shares of common stock of the Company.

Our Board, by its unanimous written consent, adopted resolutions approving a change in the name of the Company to IGIA, Inc., an increase in authorized shares of common stock and the filing of the Certificate of Amendment to Certificate of Incorporation with respect thereto with the Secretary of State of Delaware on June 8, 2004. By action by written consent, dated May 27, 2004, Havilland, Ltd., which owned 4,225,000 shares, or approximately 76.8% of the issued and outstanding shares of our common stock at the time, approved a change in the name of the Company to IGIA, Inc. and the 100 million share increase in authorized shares of common stock and the filing of the Certificate of Amendment to Certificate of Incorporation with the Delaware Secretary of State.

On November 18, 2004, our Board of Directors, by unanimous written consent, and our stockholders by written consent of stockholders holding a majority of the issued and outstanding shares of common stock of IGIA, approved an amendment to our Certificate of Incorporation to increase the number of authorized shares from 100,000,000 to 500,000,000 shares of common stock of IGIA.

On March 22, 2005, our Board of Directors, by unanimous written consent, and our stockholders by written consent of stockholders holding a majority of the issued and outstanding shares of common stock of IGIA, approved an amendment to our Certificate of Incorporation to increase the number of authorized shares from 500,000,000 to 1,000,000,000 shares of common stock of IGIA.

On March 29, 2005, our Board of Directors, by unanimous written consent, and our stockholders by written consent of stockholders holding a majority of the issued and outstanding shares of common stock of IGIA authorized the adoption of the Company's 2005 Plan and authorized the reservation for issuance of 2,500,000 shares of common stock thereunder.

         EFFECTIVE DATE OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The 100 million share increase in the authorized number of common shares as detailed in the Certificate of Amendment of Certificate of Incorporation attached hereto as Exhibit B-1 will become effective twenty days after this Information Statement is first mailed to our stockholders.

The increase in the authorized number of common shares to 1,000,000,000 as detailed in the form of Certificate of Amendment of Certificate of Incorporation attached hereto as Exhibit B-2 will be filed with the Delaware Secretary of State and become effective twenty days after this Information is first mailed to our stockholders.

The adoption of the 2005 plan become effective twenty days after this Information is first mailed to our stockholders.

      EFFECT ON CERTIFICATES EVIDENCING SHARES OF DIVA ENTERTAINMENT, INC.

The change in the name of Diva Entertainment, Inc. to IGIA, Inc. was reflected in its stock records by book-entry in Diva Entertainment, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy them or send them to IGIA, Inc. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

                  SUMMARY OF THE TRANSACTION TO ACQUIRE TACTICA


You should carefully read the entire Information Statement and the Appendices and Exhibits.

                                  The Companies

IGIA, Inc. is a corporation incorporated in the state of Delaware. Prior to June 11, 2004, IGIA, through its wholly-owned subsidiary, Diva Florida, operated modeling agencies located in New York and Los Angeles. IGIA's revenues were generated through the receipt of fees for placement and booking of models and other talent with its clients who comprise major advertising and consumer product companies. This business was not significantly profitable and revenues were either flat or declining. IGIA decided to focus on evaluating other opportunities that could enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential. Prior to the Transaction, IGIA, in a transaction with Havilland, Ltd., exchanged all of its shares of Diva Florida for 3,725,000 shares of IGIA common stock. Also prior to the Closing, IGIA declared a dividend to its common and preferred stockholders comprising all of the shares of Prima, which was a wholly-owned subsidiary of Diva Florida. IGIA's shares are currently listed for quotation on the Over the Counter Bulletin Board under the symbol "IGAI" and the closing price of its shares of common stock on December 7, 2004 was $ 0.04 per share.

Tactica was a privately-held designer, developer, and worldwide marketer of personal and home care items. Tactica, through its registered proprietary logo "As Seen On TV," is a leader in innovative personal care products under the IGIA(R) brand. Tactica also holds an exclusive license to market an innovative line of floor care products under the Singer(R) name. Tactica markets and sells these products through TV infomercials, mass-market retailers as well as specialty retailers, catalogs, international marketing organizations and online.

IGIA's common stock is traded on the OTC Bulletin Board under the symbol "IGAI.ob." The following table sets forth the high and low bid prices of IGIA's common stock, as reported by the OTCBB for each quarter during the most recent two fiscal years. The quotations set forth below reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.



2006 Fiscal Year                                      High          Low
----                                                  ----          ---


June 1, 2005 - August 31, 2005                       $0.130      $0.020


March 1, 2005 - May 31, 2005                         $0.035      $0.020


2005 Fiscal Year                                      High          Low
----                                                  ----          ---
December 1, 2004 - February 28, 2005                 $0.090      $0.035

September 1, 2004 - November 30, 2004                $0.500      $0.030

June 1, 2004 - August 31, 2004                       $5.000      $0.050*

March 1, 2004 - May 31, 2005                         $0.050      $0.050


2004 Fiscal Year                                      High          Low
----                                                  ----          ---
December 1, 2003 - February 29, 2004                 $0.050      $0.050*

September 1, 2003 - November 30, 2003                $0.050      $0.050*

June 1, 2003 - August 31, 2003                       $0.050      $0.050*

April 15, 2003 - May 31, 2003                        $0.050      $0.050*

* On April 15, 2004 we had a market maker establish a bid price for our common stock on the OTC Bulletin Board; however, our common stock did not begin to trade until June 18, 2004.

For the year ended February 28, 2005, IGIA generated $11,324,450 in revenue and a net loss of $16,197,364. In addition, for the year ended February 29, 2004, Tactica International, Inc., a wholly-owned subsidiary, generated revenue of $39,609,912 and a net loss of $9,014,554. As a result of recurring losses from operations and a net deficit in both working capital and stockholders' equity, Russell Bedford Stefanou Mirchandani LLP, in their report dated June 15, 2005, has expressed substantial doubt about IGIA's ability to continue as a going concern.

                                 The Transaction

On June 11, 2004, IGIA acquired of all of the issued and outstanding shares of Tactica in exchange for shares of common stock and convertible preferred stock of IGIA pursuant to a Securities Purchase Agreement. In accordance with the Securities Purchase Agreement:

      o Tactica exchanged all of its issued and outstanding shares of common stock for shares of common stock and convertible preferred stock of IGIA,

      o effective at the Closing, the former shareholders of Tactica control IGIA and

      o effective at the Closing, Tactica became a wholly owned subsidiary of IGIA (all of the foregoing is hereinafter referred to as the "Transaction").

Subject to certain post-closing covenants, the Transaction closed as of June 11, 2004. Prior to the Transaction, Tactica was a privately-held company. At the Closing of the Transaction, IGIA issued the following shares of its stock to the shareholders of Tactica and certain parties designated by the former shareholders of Tactica:

      1) 12,400,000 newly-issued shares of its common stock of which 1,750,000 shares were issued to and subsequently returned by our Managing Financial Advisor as a result of their to satisfy the contractual requirement that IGIA close on at least $7,500,000 in proceeds from a private placement of our securities within a specified 45-day period, and

      2) 261,574 newly-issued shares of IGIA's newly-designated Series E Redeemable Convertible Preferred Stock, which will automatically convert into 26,157,400 newly-issued shares of IGIA's common stock twenty days after this Information Statement is mailed to IGIA's stockholders.

Pursuant to the Transaction, a change of control of IGIA occurred with the former shareholders of Tactica acquiring approximately 76% of the outstanding voting power of IGIA.

      The following events also occurred in connection with the Transaction:

      1) By action of IGIA's Board of Directors, IGIA filed a Certificate of Amendment to its Certificate of Incorporation which changed the company's name to IGIA, Inc. and by action of IGIA's Board of Directors and the holders of a majority of IGIA's issued and outstanding shares of common stock, IGIA filed a Certificate of Amendment to its Certificate of Incorporation which increased the number of IGIA's authorized shares of common stock from 20,000,000 to 100,000,000 shares. The Board of Directors of IGIA also authorized the filing of a Certificate of Designation with respect to a newly authorized Series E Redeemable Convertible Preferred Stock. This action will enable IGIA to comply with the terms of the Securities Purchase Agreement.

Certain holders of IGIA's Series A, Series B and Series C Redeemable Convertible Preferred Stock converted their stock into an aggregate of 2,093,340 shares of IGIA's common stock. Following such conversions, the only shares of IGIA's preferred stock which remained outstanding were 100 shares of Series A Redeemable Convertible Preferred Stock. Post-closing, IGIA converted the remaining shares of Series A Redeemable Convertible Preferred Stock to 4,600,000 shares of its common stock.

      2) A holder of 4,225,000 shares of IGIA's common stock agreed with IGIA to exchange 3,725,000 of such shares for all of the issued and outstanding shares of Diva Florida, the sole subsidiary of IGIA prior to the Transaction. Prior to such exchange, Diva Florida declared a dividend to IGIA (which was Diva Florida's sole shareholder) comprising all of the issued and outstanding shares of Diva Florida's wholly-owned subsidiary, Prima.

      3) IGIA declared a dividend to its stockholders of record on May 28, 2004, such dividend comprising all of its shares of Prima. IGIA's Board of Directors declared that 90% of the Prima shares be issued pro-rata to IGIA's common stockholders as of the record date and that 10% of the Prima shares be issued pro-rata to IGIA's preferred stockholders as of the record date.

      4) 1,209,000 shares (the "Cancelled Shares") of IGIA's common stock were tendered by an entity beneficially owned at the time of the cancellation by Peter Zachariou, the former majority shareholder, principal executive officer and director of the Company, prior to closing the Transaction. A condition precedent to the closing of the Transaction was the cancellation of the Cancelled Shares.

      5) Immediately prior to the closing of the Transaction, Peter C. Zachariou, President and a director, and David Lean, acting Secretary and a director, resigned from such positions and were replaced by the following persons in the positions listed opposite their names:

      Avi Sivan             Chairman, Chief Executive Officer and Director
      Prem Ramchandani      President, Treasurer and Director
      Paul Greenfield       Secretary and General Counsel
      Kurt Streams          Assistant Secretary and Chief Financial Officer

The Transaction is expected to be treated as a tax-free reorganization for federal income tax purposes. A copy of the Securities Purchase Agreement is attached hereto as Exhibit A. A copy of the audited Financial Statements of Tactica International, Inc. for the periods ended February 29, 2004 and February 28, 2003 and 2002 are provided herein.

The Transaction, name change, 100 million share increase in authorized common stock and authorization of Series E Redeemable Convertible Preferred Stock was approved on May 27, 2004, by the unanimous approval of our Board of Directors. The change of name of the corporation to IGIA, Inc. and 100 million share increase in authorized common stock of the Company was approved by the written consent of the majority of the common stockholders of the Company on May 27, 2004, in accordance with the by-laws of the Company and relevant sections of the Delaware General Corporation Law.

The Company filed a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State on June 8, 2004 with respect to its name change and 100 million share increase in authorized shares of common stock of IGIA. A copy of the Company's Certificate of Amendment to Certificate of Incorporation is attached hereto as Exhibit B-1. The Company also filed a Certificate of Designation for its Series E Redeemable Convertible Preferred Stock with the Delaware Secretary of State on June 8, 2004. Other than the change of name and increase in the number of authorized shares, the Transaction did not require shareholder approval. Notwithstanding the foregoing, we set forth in this Information Statement a detailed description of the Transaction for informational purposes only. While the Transaction had immediate effect as of June 11, 2004 and the name change became effective for all purposes on June 8, 2004, the increase in the Company's authorized capital stock will only take effect twenty days after this Information Statement is first mailed to our stockholders.

As a result of the Transaction, Tactica became a wholly-owned subsidiary of IGIA and the shareholders of Tactica became stockholders of IGIA. The stockholders of IGIA prior to the Transaction (including common stock issued as a result of the exchange of certain shares of IGIA Preferred Stock) own approximately 16% of the issued and outstanding shares of IGIA common stock (including common stock to be issued on conversion of the Series E Redeemable Convertible Preferred Stock issued in connection with the Transaction), based on 45,763,140 shares of IGIA common stock outstanding after the Transaction (including common stock to be issued on conversion of the Series E Redeemable Convertible Preferred Stock issued in connection with the Transaction).

                            Preexisting Relationships

IGIA and Tactica did not have any preexisting relationship prior to entering into the Securities Purchase Agreement. To the best of our knowledge, none of IGIA's stockholders held shares of Tactica, nor did any of the shareholders of Tactica hold shares of IGIA.

                       IGIA's Reasons for the Transaction

IGIA's board of directors considered various factors in approving the Transaction and the Securities Purchase Agreement, including the following factors that supported the Transaction:

      o the Company's inability to expand its current level of operations of its talent management business supports the Transaction which provided the Company with operations that have a broader scope and the ability to expand over time;

      o prospects for the future were more promising with the Tactica business line as opposed to the Diva business line supports the Transaction because it provided the Company with more viable future prospects;

      o the favorable quality and experience of Tactica's management supports the Transaction because they have already proven their ability to run and develop the operations of the business;

      o Tactica's potential for growth or expansion supports the Transaction because it provided the Company with opportunities for growth or expansion;

      o Tactica's profit potential supports the Transaction because it provided the Company with opportunities for greater profit potential; and

      o an anticipated increase in stockholder value as a result of the Transaction.

IGIA's board of directors considered the following negative factors with respect to the Transaction:

      o     dilution of current shareholder's interest;

      o     potential failure of corporate synergies; and

      o     unexpected result of operations.

IGIA's Board of Directors considered various factors, but primarily that IGIA's management has not been able to expand IGIA's operations to significant profitability. In considering the Transaction with Tactica, IGIA's Board of Directors anticipated that this lack of significant profitability was likely to continue for the foreseeable future. Given those circumstances, IGIA's Board of Directors decided that the best course of action for IGIA and its stockholders was to enter into and conclude the Transaction with Tactica, after which IGIA's Board of Directors and management would resign. In agreeing to the Transaction, IGIA's Board of Directors hoped that by relinquishing control to Tactica's management and adopting Tactica's assets and operations value would be added to IGIA and the interests of its stockholders. IGIA's Board of Directors reached this conclusion after analyzing Tactica's operations, technical assets, intellectual property and managerial resources and believes that acquiring Tactica's potential for profitable operations by means of the Transaction was the best opportunity to increase value to IGIA's stockholders. IGIA's Board of Directors did not request a fairness opinion in connection with the Transaction.

                      Tactica's Reasons for the Transaction

Tactica's board of directors considered the following various factors that supported approving the Transaction and Securities Purchase Agreement, including:

      o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of IGIA;

      o the ability to use registered securities to make acquisitions of assets or businesses;

      o     increased visibility in the financial community;

      o     enhanced access to the capital markets; and

      o perceived credibility and enhanced corporate image of being a publicly traded company.

Tactica's board of directors did not request a fairness opinion in connection with the Transaction.

                                 Share Increase

IGIA may engage in the sale of its equity securities for capital raising purposes and future acquisitions in exchange for shares of common stock of IGIA. However, the current fair market value of IGIA's common stock is currently at approximately $0.03 per share. Therefore, on November 18, 2004, by written consent, our Board of Directors and stockholders of IGIA holding a majority of the issued and outstanding shares of common stock of IGIA, approved an amendment to our Certificate of Incorporation to increase the number of authorized shares available for issuance from 100,000,000 to 500,000,000 shares of common stock of IGIA to allow IGIA to engage in such transactions. Further, on March 22, 2005, by written consent, our Board of Directors and stockholders of IGIA holding a majority of the issued and outstanding shares of common stock of IGIA, approved an amendment to our Certificate of Incorporation to increase the number of authorized shares available for issuance from 500,000,000 to 1,000,000,000 shares of common stock of IGIA to allow IGIA to engage in such transactions.

Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. The Company does not have definitive plans at this time to engage in the sale of equity securities for capital raising purposes or to engage in future acquisitions involving the exchange for shares of IGIA common stock.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

                                  Risk Factors

The following are risks relating to our financing arrangement:

There are a large number of shares underlying the notes and warrants that may be available for future sale and the sale of these shares may depress the market price of our common stock.


      As of September 29, 2005, we had 18,002,933 shares of common stock issued and outstanding and Notes outstanding or an obligation to issue Notes that may be converted into an estimated 120,000,000 shares of common stock at current market prices, and outstanding Warrants or an obligation to issue Warrants to purchase 6,000,000 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding Notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the Notes and upon exercise of the Warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.



The continuously adjustable conversion price feature of the notes could require us to issue a substantially greater number of shares, which will cause dilution to our existing stockholders.



      Our obligation to issue shares upon conversion of the Notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of the Notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the current conversion price, as of September 29, 2005 of $0.050.



                                                    Number              % of
% Below       Price Per       With Discount        of Shares         Outstanding
 Market         Share            at 50%            Issuable             Stock
  ---          ------            ------           -----------           -----
  25%          $.0375            $.0188           160,000,000           89.89%
  50%          $.0250            $.0125           240,000,000           93.02%
  75%          $.0125            $.0063           480,000,000           96.38%

      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The continuously adjustable conversion price feature of the Notes may encourage investors to make short sales in our common stock, which could have a depressive effect on the price of our common stock.

      The Notes are convertible into shares of our common stock at a 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholder converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The selling stockholder could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The issuance of shares upon conversion of the Notes and exercise of outstanding Warrants may cause immediate and substantial dilution to our existing stockholders.

      The issuance of shares upon conversion of the Notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the holders may ultimately convert and sell the full amount issuable on conversion. Although the holders may not convert their Notes and/or exercise their Warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent the holders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the holders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

In the event that our stock price declines, the shares of common stock allocated for conversion of the Notes, to be registered pursuant to a registration statement filed on April 14, 2005, may not be adequate and we may be required to file a subsequent registration statement covering additional shares. If the shares we have allocated and are registering are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection therewith.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the callable secured convertible debentures, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the convertible debentures. As we do not currently have the required amount of shares available, we may be required to file an additional registration statement after we have increased our authorized common stock. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the callable secured convertible debentures and are registering may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

If we are required for any reason to repay the Notes, we would be required to deplete our working capital, if available, or raise additional funds. Our failure to repay the Notes, if required, could result in legal action against us, which could require the sale of substantial assets.

      On March 23, 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $3,000,000 in Notes. The Notes are due and payable, with 8% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $2,000,000 in Notes outstanding, the Investors are obligated to purchase additional Notes in the aggregate amount of $1,000,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the Notes, including a default interest rate of 15% on the outstanding principal balance of the Notes if the default is not cured within the specified grace period. We anticipate that the full amount of the Notes will be converted into shares of our common stock, in accordance with the terms of the Notes. If we are required to repay the Notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

The following are risks relating to the Transaction:

The Transaction entails several risks, including:

      o Assumption of Tactica's plan of operation, which is anticipated to require substantial additional funds to fully implement. Tactica's management believes that substantial additional funds will be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.

      o IGIA's stockholders were diluted by the shares issued as part of the Transaction and may be diluted by future issuances of shares to satisfy working capital needs. We issued 36,750,000 shares of our common stock (after giving effect to the conversion of the Series E Preferred Stock) as part of the Transaction.

      o The market price of our common stock may decline as a result of the Transaction if the integration of the IGIA and Tactica businesses is unsuccessful.

      o The former shareholders of Tactica will own approximately 76% of our common stock following completion of the Transaction, which will limit the ability of other stockholders to influence corporate matters.

The following are risks related to the acquired business:

The Chapter 11 Reorganization Plan May Not be Approved and the Bankruptcy Has Had A Material Negative Effect on Our Business, Financial Condition And Results of Operations.

      In October 2004, Tactica, our operating subsidiary filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code. Tactica did not have sufficient working capital to operate its business and was unable to obtain financing. As described under "Liquidity and Capital Resources" there are numerous reasons why Tactica may be unable to emerge from bankruptcy. Tactica filed its plan of reorganization with the Bankruptcy Court on July 7, 2005. There is no assurance that the plan will be approved by the requisite majority of unsecured creditors or the Bankruptcy Court. In such event, we would seek to find a strategic merger, acquisition or sale of assets or otherwise be forced to discontinue Tactica's operations.

Auditors Have Expressed Substantial Doubt About Our Ability To Continue As A Going Concern.

      In their report dated June 15, 2005, Russell Bedford Stefanou Mirchandani LLP stated that the financial statements of IGIA for the year ended February 28, 2005 were prepared assuming that IGIA would continue as a going concern. Our ability to continue as a going concern is an issue raised as a result of Tactica having filed for bankruptcy protection on October 21, 2004, its recurring losses from operations and our net capital deficiency. We continue to experience net operating losses. Our ability to continue as a going concern is subject to our ability to generate a profit. Our continued net operating losses and stockholders' deficit increases the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

IGIA Faces Potential Fluctuations in Quarterly Operating Results.

      IGIA's quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside IGIA's control, including:

      IGIA's quarterly results may also be significantly impacted by the accounting treatment of acquisitions, financing transactions or other matters. Due to the foregoing factors, among others, it is likely that IGIA's operating results will fall below the expectations of IGIA or investors in some future period.

IGIA'S Common Stock Trades in a Limited Public Market, the NASD OTC Electronic Bulletin Board; Accordingly, Investors Face Possible Volatility of Share Price.



      IGIA's common stock is currently quoted on the NASD OTC Bulletin Board under the ticker symbol IGAI.OB. As of September 29, 2005, there were approximately 18,002,933 shares of common stock outstanding, of which approximately 5,500,000 were tradable without restriction under the Securities Act.



      There can be no assurance that a trading market will be sustained in the future. Factors such as, but not limited to, technological innovations, new products, acquisitions or strategic alliances entered into by IGIA or its competitors, government regulatory action, patent or proprietary rights developments, and market conditions for penny stocks in general could have a material effect on the liquidity of IGIA's common stock and volatility of IGIA's stock price.

Our Future Operations Are Contingent On Our Ability To Recruit Employees.

      In the event we are able to expand our business, we expect to experience growth in the number of employees and the scope of our operations. In particular, we may hire additional sales, marketing and administrative personnel. Additionally, acquisitions could result in an increase in employee headcount and business activity. Such activities could result in increased responsibilities for management. We believe that our ability to increase our customer support capability and to attract, train, and retain qualified technical, sales, marketing, and management personnel, will be a critical factor to our future success.

We May Not Be Able To Manage Our Growth Effectively.

      Our future success will be highly dependent upon our ability to successfully manage the expansion of our operations. Our ability to manage and support our growth effectively will be substantially dependent on our ability to: implement adequate improvements to financial and management controls, reporting and order entry systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. Our expansion and the resulting growth in the number of our employees would result in increased responsibility for both existing and new management personnel. We are in the process of establishing and upgrading our financial accounting and procedures. We may not be able to identify, attract, and retain experienced accounting and financial personnel. Our future operating results will depend on the ability of our management and other key employees to implement and improve our systems for operations, financial control, and information management, and to recruit, train, and manage its employee base. We may not be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on its business, results of operations, and financial condition.

Our Success Is Dependent On Our Ability To Address Market Opportunities.

      Our future success depends upon our ability to address potential market opportunities while managing our expenses to match our ability to finance our operations. This need to manage our expenses will place a significant strain on our management and operational resources. If we are unable to manage our expenses effectively, we may be unable to finance our operations. By adjusting our operations and development to the level of capitalization, we believe we have sufficient capital resources to meet projected cash flow deficits. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations liquidity and financial condition and would prevent us from being able to utilize potential market opportunities.

We May Be Required To Seek Additional Means Of Financing.

      In financing our operations since filing for reorganization under Chapter 11 of the U.S. Bankruptcy Code, Tactica has relied mostly on advances from debtor in possession loans. Therefore, we will need additional capital to continue our operations and will endeavor to raise funds through the sale of equity shares and revenues from operations.

      On March 23, 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $3,000,000 principal amount of callable secured convertible notes. However, there can be no assurance that we will generate adequate revenues from operations. Failure to generate such operating revenues would have an adverse impact on our financial position and results of operations and ability to continue as a going concern. Our operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for our products. Accordingly we may be required to obtain additional private or public financing including debt or equity financing and there can be no assurance that such financing will be available as needed, or, if available, on terms favorable to us. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of our existing common stock.

      Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on our operating flexibility. Our failure to successfully obtain additional future funding may jeopardize our ability to continue our business and operations.

      If we raise additional funds by issuing equity securities, existing stockholders may experience a dilution in their ownership. In addition, as a condition to giving additional funds to us, future investors may demand, and may be granted, rights superior to those of existing stockholders.

      The sales of certain of our products rely on television advertising and direct response marketing campaigns. In addition, some of our products have short life cycles. This leads to volatility in our revenues and results of operations. For example, our net sales for the fiscal year ended February 28, 2005 decreased by approximately 71.4% as compared with the fiscal year ended February 29, 2004 and we incurred a $16,197,364 loss for the fiscal year ended February 28, 2005. This was primarily caused by substantially reduced sales. In addition, as part of our April 2004 purchase agreement with Helen of Troy, or HoT, HoT acquired the right to market and sell Epil-Stop, one of our most popular products, in the United States and assumed the liabilities associated with United States sales of the Epil-Stop product. We therefore expect that our sales could continue to decline or be volatile and as a result, that our financial position could be adversely affected.

Changes In Foreign Policy, International Law Or The Internal Laws Of The Countries Where Our Manufacturers Are Located Could Have A Material Negative Effect On Our Business, Financial Condition And Results Of Operations.

      All of our products are manufactured by unaffiliated companies, some of which are in the Far East. Risks associated with such foreign manufacturing include: changing international political relations; changes in laws, including tax laws, regulations and treaties; changes in labor laws, regulations, and policies; changes in customs duties and other trade barriers; changes in shipping costs; currency exchange fluctuations; local political unrest; and the availability and cost of raw materials and merchandise. To date, these factors have not significantly affected our production capability. However, any change that impairs our ability to obtain products from such manufacturers, or to obtain products at marketable rates, would have a material negative effect on our business, financial condition and results of operations.

Third Party Manufacturers Could Favor Our Competitors.

      One of our major competitors is HoT, formerly Tactica International, Inc.'s principal stockholder and a company currently unaffiliated with us. Certain of our third-party manufacturers supply product for both us and our competitors, including HoT. If a manufacturer were to provide more favorable treatment to our competitors than to us, such favorable treatment could result in our having to charge more for our products than our competitors do for the same or similar products. This would result in our being unable to successfully compete in the marketplace and could have a material adverse effect on our operations.

Our Business Will Suffer If We Do Not Develop And Competitively Market Products That Appeal To Consumers.

      We sell products in the "As Seen on TV" market, the personal care products market, the household appliance market and the floor care products market. These markets are very competitive. Maintaining and gaining market share depends heavily upon price, quality, brand name recognition, patents, innovative designs of new products and replacement models, and marketing and distribution approaches. We compete with domestic and international companies, some of which have substantially greater financial and other resources than we have. We believe that our ability to produce reliable products that incorporate developments in technology and to satisfy consumer tastes with respect to style and design, as well as our ability to market a broad offering of products in each applicable category at competitive prices, are keys to our future success.

Our Business, Financial Condition And Results Of Operations Could Be Materially Adversely Affected If We Are Unable To Sell Products Under Our Licensed Trademarks.


      A significant portion of our sales revenue is derived from sales of products under licensed trademarks. As the percentage of our sales of such products increases, we will become increasingly dependent upon the continued use of such trademarks. Actions taken by licensors, such as Singer and HoT and other third parties, with respect to products we license from them could greatly diminish the value of any of our licensed trademarks. If we are unable to develop and sell products under these licensed trademarks or the value of the trademarks were diminished by the licensor or third parties, the effect on our business, financial condition and results of operations could be materially adversely effected.

Many Of Our Competitors Are Larger And Have Greater Financial And Other Resources Than We Do And Those Advantages Could Make It Difficult For Us To Compete With Them.

      Many of our current and potential competitors may have substantial competitive advantages relative to us, including: longer operating histories; significantly greater financial, technical and marketing resources; greater brand name recognition; larger existing customer bases; and more popular products.

      These competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements and devote greater resources to develop, promote and sell their products or services than we can.

We No Longer Sell Epil-Stop Products In The United States.

      We no longer have the right to sell Epil-Stop, which was one of our most popular products, in the United States. Due to the loss of the right to sell Epil-Stop in the United States, certain retailers may choose to decrease their shelf space for our products. If we are unable to retain shelf space at United States retailers the overall demand for our products should decrease it could have a material adverse affect on our operating results.

We are Dependent On Our Management Team And The Loss Of Any Key Member Of This Team May Prevent Us From Implementing Our Business Plan In A Timely Manner.

      Our success depends largely upon the continued services of our executive officers and other key personnel, particularly Avi Sivan, our Chief Executive Officer, and Prem Ramchandani, our President. We have entered into employment agreements with Mr. Sivan and Mr. Ramchandani. We obtained key person life insurance policies on Mr. Sivan and Mr. Ramchandani in accordance with terms of the March 23, 2005 Securities Purchase Agreement. The loss of Mr. Sivan or Mr. Ramchandani services would be expected to have a material adverse effect on our operations.

Our Business, Financial Condition And Results Of Operations Will Suffer If We Do Not Accurately Forecast Customers' Demands.

      Because of our reliance on manufacturers in the Far East, our production lead times are relatively long. Therefore, we must commit to production well in advance of customer orders. If we fail to forecast consumer demand accurately we may encounter difficulties in filling customer orders or in liquidating excess inventories, or may find that customers are canceling orders or returning products. Our relatively long production lead time may increase the amount of inventory and the cost of storing inventory. Additionally, changes in retailer inventory management strategies could make inventory management more difficult. Any of these results could have a material adverse effect on our business, financial condition and results of operations.

Our Products And Business Practices May Be Subject To Review By Third Party Regulators And Consumer Affairs Monitors And Actions Resulting From Such Reviews, Including But Not Limited To Cease And Desist Orders, Fines And Recalls.

      Although our products are generally not regulated by the US Food and Drug Administration (FDA), we have in the past and on occasion may in the future sell products that are subject to FDA regulations. Our advertising is subject to review by the National Advertising Council (NAC) and our advertisements could be and have been subject to NAC recommendations for modification. The U.S. Federal Trade Commission (FTC) and state and local consumer affairs bodies oversee various aspects of our sales and marketing activities and customer handling processes. If any of these agencies, or other agencies that have a right to regulate our products, engage in reviews of our products or marketing procedures we may be subject to various enforcement actions from such agencies. If such reviews take place, as they have in the past, our executives may be forced to spend time on the regulatory proceedings as opposed to running our business. In addition to fines, adverse actions from an agency could result in our being unable to market certain products the way we would like or at all, or prevent us from selling certain products entirely.

We Purchase Essential Services And Products From Third Parties, Which, If Interrupted, Could Have A Material Impact On Our Ability To Operate.

      We currently outsource significant portions of our business functions, including, but not limited to, warehousing, customer service, inbound call center functions and payment processing for all direct response sales, customer order fulfillment, and product returns processing and shipping. From time to time we have experienced interruptions in these essential services for varying periods of time and future interruptions can and will occur. If such interruptions occur for extended periods of time, our operations may be materially adversely affected. Many of our products are produced in South China. Should we experience any interruption or interference with the operations of the third party suppliers of goods and services to Tactica, we might experience a shortage of inventory. This type of shortage could have a material adverse effect on our financial position, results of operations, and for cash flow.

Our Direct Response Sales Operation Is Dependent On Having Adequate Credit Card Activity Processing Capacity With The Major Credit Card Companies And A Credit Card Processor.

      A third party credit card processor regulates our daily credit card sales order volume and sets limits as to the maximum daily sales volume it will process. In addition, credit card companies, such as Visa and MasterCard, and credit card processors typically maintain a record of the level of customer requests to have charges for our products reversed (chargebacks). The credit card companies and processors may impose deposit requirements, fine us for "high chargeback levels", modify our daily sales volume limit, or even discontinue doing business with us. The direct response business is known for relatively high chargeback levels and we have experienced periods of higher than accepted levels of chargeback activity that has led to fines and disruptions in credit card processing of customer orders. We endeavor to maintain reasonable business practices and customer satisfaction, which, in part, contribute to lower levels of chargeback activity. Nevertheless, excess chargeback activity could result in our being unable to have customers pay us using credit cards.

Our Future Acquisitions, If Any, And New Products May Not Be Successful, Which Could Have A Material Adverse Effect On Our Financial Condition And Results Of Operations.

      We have in the past, and may in the future, decide to acquire new product lines and businesses. The acquisition of a business or of the rights to market specific products or use specific product names involves a significant financial commitment. In the case of an acquisition, such commitments are usually in the form of either cash or stock consideration. In the case of a new license, such commitments could take the form of license fees, prepaid royalties, and future minimum royalty and advertising payments. While our strategy is to acquire businesses and to develop products that will contribute positively to earnings, there is no guarantee that all or any of our acquisitions will be successful. Anticipated synergies may not materialize, cost savings may be less than expected, sales of products may not meet expectations and acquired businesses may carry unexpected liabilities. Each of these factors could result in a newly acquired business or product line having a material negative impact on our financial condition and results of operations.

A controlling interest in IGIA was recently acquired by former shareholders of our operating subsidiary, Tactica International, Inc, and we have a limited operating history upon which you can base an investment decision.

      On June 11, 2004, we completed a share exchange with the former stockholders of Tactica International, Inc., resulting in Tactica's former stockholders owning the majority of our common stock on a fully diluted basis. Therefore, we have a limited operating history upon which you can make an investment decision, or upon which we can accurately forecast future sales. You should, therefore, consider us subject to the business risks associated with a new business. The likelihood of our success must be considered in light of the expenses, difficulties and delays frequently encountered in connection with the formation and initial operations of a new business.

Our Company and/or our former management may be Subject to Fines, Sanctions and/or Penalties of an Indeterminable Nature as a Result of Potential Violations of Federal Securities Laws in Connection With the Amendment of the Company's Certificate of Incorporation from 20,000,000 to 100,000,000 on June 8, 2004.

      On May 27, 2004, the shareholders holding a majority of our outstanding common stock voted to increase our authorized our common stock to 100,000,000 shares. On June 8, 2004, prior to mailing the required information statement, we filed a certificate of amendment with the Delaware Secretary of State to increase the number of shares of common stock we are authorized to issue. As a result, the Company filed the certificates of amendment prior to fully complying with all Federal securities laws. Due to the aforementioned, we may be subject to fines, sanctions and/or penalties.


Our Company and/or our Former Management may be Subject to Fines, Sanctions and/or Penalties of an Indeterminable Nature as a Result of Potential Violations of Federal Securities Laws in Connection With the Distribution of Shares of its Subsidiary Prima Without a Valid Exemption from Registration under the Securities Act.

      IGIA declared a dividend to its stockholders of record on May 28, 2004, such dividend comprising all of its shares of Prima. IGIA's Board of Directors declared that 90% of the Prima shares be issued pro-rata to IGIA's common stockholders as of the record date and that 10% of the Prima shares be issued pro-rata to IGIA's preferred stockholders as of the record date. However, at the time of the distribution IGIA neglected to provide adequate information to its shareholders with respect to such distribution, did not distribute the shares to all of its shareholders on a pro-rata basis and did not register the shares under the Exchange Act until the filing of a Form 10-SB12G on March 1, 2005 by Prima. Due to the aforementioned, shares were issued without registration pursuant to the Securities Act of 1933, as amended, or without relying upon on a valid exemption from registration under the Securities Act of 1933, as amended, therefore we may be subject to fines, sanctions and/or penalties.


        Directors and Senior Management of IGIA Following the Transaction

Concurrent with the closing of the Transaction, the Board of Directors of IGIA resigned and new appointees comprising directors and officers designated by Tactica were elected. The following table sets forth the names, ages and positions of all of IGIA's executive officers and directors. Set forth below the table is a brief description of the business experience and background of each person named in the table.

--------------------------------------------------------------------------------
Names                         Ages  Position
--------------------------------------------------------------------------------
Avi Sivan                      42   Chairman, Chief Executive Officer and
                                    Director
--------------------------------------------------------------------------------
Prem Ramchandani               57   President, Treasurer and Director
--------------------------------------------------------------------------------
Kurt Streams                   43   Chief Financial Officer and Assistant
                                    Secretary
--------------------------------------------------------------------------------
Paul Greenfield                60   Secretary and General Counsel
--------------------------------------------------------------------------------

Avi Sivan, Chairman of the Board of Directors and Chief Executive Officer since June 11, 2004, founded Tactica International, Inc., currently our wholly owned operating subsidiary, and had been its Chief Executive Officer since March 2000. From 1997 to March 2000, Mr. Sivan served as the Chief Executive Officer of Tactical International, LLC. Mr. Sivan is a driving force in making IGIA a player in the Direct Response Television (DRTV) industry. Mr. Sivan is the creator of the IGIA(R) brand of products.

Prem Ramchandani, President, Treasurer and a Director since June 11, 2004, he had served as Tactica's President, Treasurer and Director since March 2000. From 1997 until March 2000, he served as Chief Operating Officer of Tactica International, LLC. From 1983 until 1994, Mr. Ramchandani served as President of Investment Planning Group, a private firm providing investment analysis and financing for real estate transactions. In 1975, he was a founder of the Urban Academy for Management, a privately held consulting firm that provided financial management and technical assistance services. Mr. Ramchandani received an MBA in finance in 1972 from Columbia University in New York, and in 1970 a BTech degree in Chemical Engineering from the Indian Institute of Technology.

Kurt Streams, Chief Financial Officer and Assistant Secretary since June 11, 2004, he had served as Tactica's Chief Financial Officer since January 2004. Mr. Streams was Chief Financial Officer of The Deal LLC, a privately held financial news publishing company, from March 2000 through January 2004. From September 1995 to March 2000 Mr. Streams was Chief Financial Officer for Norland Medical Systems, Inc., a public medical device manufacturing company. From 1989 through 1995 he was an auditor with Deloitte & Touche LLP and was promoted to Senior Audit Manager following a 27-month posting in Europe. Mr. Streams received a B.A. in Economics in 1983 from the University of Massachusetts at Amherst.

Paul Greenfield, Secretary and General Counsel since June 11, 2004, he had served as Tactica's General Counsel since August 2002. From 1989 through August 2002, Mr. Greenfield was in private practice as a partner at the law firm Crupain & Greenfield where he focused on general litigation with emphasis on products liability, intellectual property and trial work. Mr. Greenfield received a JD from Brooklyn Law School in 1969.

The Board of Directors of IGIA does not have standing audit, compensation or nominating committees. The functions of the audit, compensation and nominating committees are currently performed by the entire Board of Directors, none of the members of which are independent. The current members of the Board of Directors were appointed on June 11, 2004. Since that time there have been no board meetings. The prior Board of Directors met two times between July 1, 2003 to June 10, 2004.

Since the Board of Directors currently consists of two members, it does not believe that establishing a separate nominating committee is necessary for effective governance. When additional members of the Board of Directors are appointed or elected, IGIA will consider creating a nominating committee. The Board of Directors does not currently have a formal director nomination process. The Board of Directors will consider director candidates nominated by security holders. Security holders should submit any recommendations to the Board of Directors by mailing such recommendations to the Board of Directors at IGIA's offices. The Board of Directors has not yet received recommendations for director nominees for director from security holders, has no minimum specific requirements as to a nominee, and does not have any specific process for identifying nominees, but the Board of Directors does not believe that it would evaluate a security holder nominee any differently than it would evaluate a nominee not nominated by a security holder.

The Board of Directors has not adopted a specific process with respect to security holder communications, but security holders wishing to communicate with the Board of Directors may do so by mailing such communications to the Board of Directors at IGIA's offices.

The Board of Directors recommends that each of its members attends IGIA's annual meeting. The current members of the Board of Directors were not members of the Board of Directors last year, and, to the knowledge of the Board of Directors, IGIA did not have an annual meeting last year.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the fiscal year ended February 28, 2005, and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended February 28, 2005, we believe that during the fiscal year ended February 28, 2005, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except as follows: (1) Avi Sivan failed to report one transaction; (2) Prem Ramchandani failed to report one transaction; (3) Avraham Ovadia, a greater than ten percent stockholder, failed to report one transaction and (4) Shai Bar-Lavi, a greater than ten percent stockholder, failed to report one transaction. In each instance, the transaction not reported was the contribution of certain of their Series E preferred shares to Tactica's vendors along with the Company's issuance of Series E shares in settlement of amounts Tactica owed to its vendors.

               Security Ownership of Certain Beneficial Owners and
                      Management Following the Transaction



      As of September 29, 2005 we have 44,160,540 shares of our common stock issued and outstanding (including 26,157,400 shares to be issued on conversion of the Series E Redeemable Convertible Preferred Stock). Pursuant to the terms of the Transaction, we issued 36,750,000 shares of our common stock (including 26,157,400 shares to be issued on conversion of the Series E Redeemable Convertible Preferred stock) to Tactica's shareholders and certain other persons designated by Tactica. The Transaction thus resulted in a change in control from our management to control by Tactica's management and the assumption of Tactica's operations and liabilities.

      The following table sets forth information known to us with respect to the beneficial ownership of shares of our common stock (assuming conversion of all of the issued and outstanding shares of Series E Preferred Stock) as of September 29, 2005 and as adjusted to reflect the maximum number of shares of our common stock which may issued upon conversion of the Convertible Preferred Stock by:



      o Each person known by us to beneficially own 5% or more of our common stock,

      o     Each of our executive officers and directors, and

      o     All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. Under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the beneficially-owned shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and the address for each beneficial owner listed in the table, except where otherwise noted, is IGIA, Inc., 521 Fifth Avenue, 20th Floor, New York, NY 10175.

                                                     Amount and Nature of
Title of Class      Name of Beneficial Owner            Beneficial Owner          Percent of Class
- --------------------------------------------------------------------------------------------------
Common Stock        Avi Sivan                             9,947,500 (1)                22.6%

Common Stock        Prem Ramchandani                      9,947,500 (1)                22.6%

Common Stock        Avraham Ovadia                        9,947,500 (1)                22.6%

Common Stock        Shai Bar-Lavi                         5,007,500 (2)                11.4%

Common Stock        Kurt Streams                                  0                     0.0%

Common Stock        Paul Greenfield                               0                     0.0%

Common Stock        All directors and named              19,895,000 shares             45.1%
                     executive officers as a group

(1) Includes 7,101,250 shares of common stock issuable upon conversion of 71,012.5 shares of Series E Convertible Preferred Stock.

(2) Includes 3,396,250 shares of common stock issuable upon conversion of 33,962.5 shares of Series E Convertible Preferred Stock.

                                                     Amount and Nature of
Title of Class          Name of Beneficial Owner        Beneficial Owner          Percent of Class
- --------------------------------------------------------------------------------------------------
Series G Preferred      Avi Sivan                            25,000 (1)                50.0%

Series G Preferred      Prem Ramchandan                      25,000 (1)                50.0%

(1) Shares of Series G Preferred Stock are not convertible to common stock and have no liquidation preference. The holder of the Series G Preferred Stock is entitled to 10,000 votes per share.

                Anticipated Operations Following the Transaction

Prior to the Transaction, Tactica (now IGIA's wholly owned subsidiary) designed, developed and sold a full line of personal care and other consumer products in categories such as hair care, hair removal, dental care, skin care, sports and exercise, household, and kitchen. IGIA will continue Tactica's business without substantial alteration. Some of the products developed and marketed by Tactica are trend-oriented personal care products. We continue to develop new products and enhance existing products in order to maintain and improve our position in the personal care and comfort product market.

      We use direct response marketing to sell these products directly to consumers primarily under our own brands and licensed trademarks. The acquisition of licensing rights represents an important component of our growth strategy. Our line of floor care products has been marketed under the Singer brand, which we began licensing in fiscal 2004. We no longer market Singer branded products, but continue selling our line of floor care products under other non-licensed brands. Tactica's products are also sold through major pharmacy and general merchandise retail chains and globally recognized mail order catalogs. Tactica's products are also periodically featured on home shopping channels such as QVC and Tactica infomercials are shown on national cable and broadcast television channels such as The Hallmark Channel, CNBC and The Game Show Channel. Tactica markets its products internationally through distributors covering more than 100 countries worldwide.


Tactica is seeking to emerge from bankruptcy by generating profits from sales of its products to consumers through response to our television advertising of products that have demonstrated encouraging levels of consumer acceptance. Tactica plans to use proceeds from these direct response sales to increase purchases of the goods from manufacturers, buy additional television airtime to run our advertisements, pay for fulfillment services and fund its plan of reorganization and exit from bankruptcy. We reduced operating costs by moving to less costly office space, by decreasing staff levels, and by restructuring sales compensation plans.

By adjusting our operations and development to the level of capitalization, we believe we have sufficient capital resources to meet projected cash flow deficits. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations liquidity and financial condition.

                             Executive Compensation

Summary of Cash and Certain Other Compensation

The directors and officers of IGIA for the fiscal year ended June 30, 2003 received no compensation for their services for the year ended June 30, 2003. Peter C. Zachariou, President and a director, and David Lean, acting Secretary and a director, spent only part of their time on the business of the Company. IGIA reimbursed its directors for all expenses for meetings attendance or out of pocket expenses connected directly with their board participation prior to the Transaction.

The following table sets forth the annual and long-term compensation for services in all capacities to Tactica for Tactica's fiscal years ended February 28, 2005 ("fiscal 2005"), February 29, 2004 ("fiscal 2004") and February 28,
2003 ("fiscal 2003") paid to our Chief Executive Officer ("CEO") and the other executive officers who earned more than $100,000 per year at the end of the last completed fiscal year.

                           Summary Compensation Table


                                                                        Long Term Compensation
                        --------------------------------  ------------------------  -----------------------
                              Annual Compensation                 Awards                    Payouts
                        --------------------------------  ------------------------  -----------------------
                                                                        Securities
                                                 Other    Restricted      Under-
      Name And                                   Annual      Stock        Lying      LTIP      All Other
      Principal                Salary   Bonus   Award(s)  Compensation   Options/   Payouts   Compensation
      Position          Year    ($)      ($)       ($)        ($)        SARs (#)     ($)         ($)
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Avi Sivan               2005  514,539        0    31,798       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Chief Executive         2004  503,201        0    39,100       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Officer                 2003  499,996  504,825    18,550       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------

- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Prem                    2005  514,539        0    44,056       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Ramchandani,            2004  503,201        0    42,728       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
President               2003  499,996  504,825    38,322       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------

- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Kurt Streams,           2005  200,000        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Chief Financial         2004  192,308        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Officer                 2003        0        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------

- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Paul Greenfield,        2005  200,000        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
Secretary and           2004  201,282        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------
General Counsel         2003  200,000        0         0       --           --         --          --
- ----------------------  ----  -------  -------  --------  ------------  ----------  --------  -------------

Option Grants

During our fiscal year ended February 28, 2005, no stock options were granted to the named executive officers. As of the date hereof no options to purchase shares of our common stock are outstanding.

Director Compensation

Non-employee directors receive $1,000 for each meeting of the Board of Directors attended, as well as reimbursement of reasonable out of pocket expenses incurred in connection with the attendance of meetings of the Board of Directors.

Employment Agreements

IGIA has an employment agreement dated April 29, 2004, with Avi Sivan. Pursuant to the employment agreement, Mr. Sivan is to serve as CEO of IGIA for a base compensation of at least $600,000 per year. The contract, which is for a five-year period, automatically extends by one day, every day, unless terminated earlier by IGIA or Mr. Sivan by written notice ("Non-renewal Notice"). Mr. Sivan is eligible for incentive compensation expressed as 10% of EBITDA for the fiscal year then ended. On July 1, 2004, Mr. Sivan's employment agreement was amended such that, effective August 1, 2004, (i) Mr. Sivan will receive a base compensation of $490,000, (ii) Mr. Sivan is eligible for incentive compensation expressed as 8% of EBITDA for the fiscal year then ended, and (iii) Mr. Sivan's incentive compensation is subject to cap of $400,000 per year.

Additionally, he is entitled to participate in IGIA's standard executive benefit program, including group health insurance; death and disability benefits provided for under IGIA's applicable insurance policy. If after death or twenty-six weeks of continuous disability ("Disability"), Mr. Sivan's employment agreement will be terminated, and he, or his estate will be entitled to severance pay, calculated as a one time multiple of his total average compensation over the preceding three years, in the event that a Non-renewal Notice has been given by IGIA prior to his death or Disability, in lieu of the one times (1x) multiple, the multiple shall be the remaining number of years between the date of his death or Disability and the third (3rd) anniversary of the date of the Non-renewal Notice, but in no event less than one (1) year. Upon death, his estate will be entitled to any accrued benefits, not yet paid, including pro-rata incentive payments payable upon termination of employment for other than death, disability or cause are provided for as follows: If terminated by resignation for "good reason" or by IGIA other than for "cause" (as such terms are defined in the employment agreement) or a result of Non-renewal Notice, Mr. Sivan will be entitled to receive all salary, benefits and incentive compensation for two years after the date of termination of employment and all stock options previously grated to Mr. Sivan will immediately vest. If Mr. Sivan's employment is terminated for good reason due to a "change of control" (as such term is defined in the employment agreement), Mr. Sivan will be entitled to receive, within 30 days after providing notice of election to terminate his employment due to a change in control, a lump sum payment equal to the net present value of the sum of five times Mr. Sivan's then current base salary plus five times the sum of Mr. Sivan's highest annualized bonus compensation during the three year period prior to the change of control.

IGIA has an identical employment agreements and amendments thereto with Mr. Prem Ramchandani, pursuant to which Mr. Ramchandani is employed as President of Tactica.

IGIA has entered into agreements with Paul Greenfield and Kurt Streams pursuant to which each of them is entitled to a lumpsum payment equal to three months base salary upon the termination of such individual's employment with the company.

                 Certain Relationships and Related Transactions

Avraham Ovadia, a 22% stockholder, serves as the exclusive distributor of Tactica's products in South Africa. During fiscal 2003, Tactica sold an immaterial amount of goods to Mr. Ovadia's company, Home Mark (Pty) Ltd. In the past Mr. Ovadia also has produced infomercials for Tactica.

Mr. Sivan and Mr. Ramchandani have an ownership interest in Prime Time Media, a company which has an accounts payable from IGIA in the amount of $455,734. The Company did not purchase any goods or services from Prime Time Media in fiscal 2005 and fiscal 2004.



IGIA has an agreement with Brass Logistics, dated June 16, 2004, a company in which Messrs. Sivan and Ramchandani have an ownership interest, pursuant to which Brass Logistics acts as IGIA's non-exclusive fulfillment center of its products in the United States and Canada. The Company purchased $355,960 in services from Brass Logistics LLC in fiscal 2005.



On December 8, 2004, Tactica entered into a Credit Agreement with Tactica Funding 1, LLC ("Tactica Funding"), under which Tactica Funding agreed to provide Tactica with a secured loan of up to an aggregate principal amount of $300,000 (the "Loan"), to provide funds for Tactica's continued ordinary course operations and working capital needs, as evidenced by a promissory note. The Loan bears interest at a rate of 9% per annum and is payable monthly. Notwithstanding the foregoing, the Loan bears a default rate of interest of 12% per annum. The Company owed $305,579 as of February 28, 2005, consisting of entire Note principal and related accrued interest. As Security for the Loan, Tactica granted to Tactica Funding a first priority security interest in substantially all of the assets of Tactica, except as to permitted liens for which the Tactica Funding security interest is junior and subordinate, including Innotrac, certain carve out expenses that Tactica incurs for professional fees and other bankruptcy case matters. Pursuant to the Credit Agreement, Tactica's default of the Stipulation is an event of default on the Loan. Tactica and Tactica Funding are discussing the default and potential for a forbearance agreement.

      Anticipated Liquidity and Capital Resources Following the Transaction

Overview


As of May 31, 2005, we had a $15.1 million working capital deficit and negative net worth of $15.1 million. Excluding pre-petition liabilities, net working capital was approximately $0.7 million as of May 31, 2005. As of February 28, 2005, we had a $14.4 million working capital deficit and negative net worth of $14.3 million. Excluding pre-petition liabilities, net working capital was approximately $1.2 million as of February 28, 2005. As of February 29, 2004, Tactica had a working capital deficit in excess of $12.6 million and negative net worth of approximately $11.2 million. On April 29, 2004, Tactica and HoT entered into an agreement under which Tactica was released from $16,891,838 in secured debt payable to HoT in exchange for certain Tactica corporate income tax refunds of $2,901,115, marketable securities of $3,030,000 and certain Tactica intangible assets, including all rights to the Epil-Stop(R) brand that had no book value. In connection with the transaction, Tactica increased its accrued chargeback reserve by $1,000,000 for Epil-Stop claims and eliminated a $2,025,473 deferred tax asset used to offset the gain from the transaction. The $7,935,250 net result was added to additional paid-in-capital. The $3,030,000 marketable securities given to HoT were obtained by Tactica from its minority stockholders as full satisfaction for $3,500,000 in loans receivable from the minority stockholders together with accrued interest of $1,266,663, which was extinguished prior to its maturity date of March 14, 2005. The $1,736,663 net result was deducted from additional paid-in-capital. Tactica loaned its three minority stockholders a total of $3,500,000 on March 14, 2000 in connection with a $3,500,000 loan by HoT to Tactica. The loan receivable accrued interest at 8.75% per annum.

For the three months ended May 31, 2005 we generated a net cash flow deficit from operating activities of $694,674 consisting primarily of a net loss for the quarter then ended of $2,894,032, adjusted primarily for a $1,320,589 increase in customer pre-payments, a $898,521 increase in accounts payable and accrued expenses, of which $384,236 was attributable to bankruptcy professional fees, and an increase in prepayments of $449,209. For the year ended February 28, 2005 we generated a net cash flow deficit from operating activities of $1,078,279 consisting ting primarily of year to date losses of $16,197,364, adjusted for non cash expenses of $3,275,000 of equity issued for services and a $7,519,202 decrease in inventory.

There were no investing activities during the quarter ended May 31, 2005. We expect capital expenditures to be nominal for fiscal 2006. These anticipated expenditures are for continued investments in property and equipment used in our business. For the fiscal year ended February 28, 2005, cash used in investing activities totaled $14,842, which was utilized for the acquisition of property and equipment. Cash provided by financing activities totaled $910,037consisting of $300,000 in proceeds from loans, net of repayments, and $96,225 advanced by a significant shareholder of the Company, net of repayments, respectively.


Acquisition of Tactica


The June 11, 2004 reverse merger between us and Tactica gave us access to public markets for financing and enabled Tactica to convert approximately $3.6 million of accounts payable into Series E Convertible Preferred Stock. Despite the transaction with Helen of Troy and reverse merger, we were not yet able to raise sufficient additional working capital. As a result of the foregoing factors, Tactica did not have an available source of working capital to satisfy a demand by Innotrac that Tactica immediately pay all amounts allegedly due to Innotrac and continue its normal operation of business.

Management has shifted its focus away from selling the Innotrac Inventory, which had low gross margins and insufficient contribution to current liquidity, and to increasing our direct response sales efforts. We have been selling newly manufactured products directly to consumers through responses to our television advertising. We are fulfilling our direct response orders through another fulfillment company, Brass Logistics LLC, a related party, and expect to use other fulfillment companies that could expand our capabilities. In addition, for those corporate customers that pre-pay their orders or establish letters of credit securing payment, we expect to continue selling newly-manufactured products that we direct ship to them from third party manufacturers.

Tactica is seeking to emerge from bankruptcy by generating profits from sales of its products to consumers through response to our television advertising of select Singer(R) and IGIA(R) products that have demonstrated encouraging levels of consumer acceptance. Tactica plans to use proceeds from these direct response sales to increase purchases of the goods from manufacturers, buy additional television airtime to run our advertisements, pay for fulfillment services and fund its plan of reorganization and exit from bankruptcy. We reduced operating costs by moving to less costly office space, by decreasing staff levels, and by restructuring sales compensation plans. In addition, our sales to retail customers are reduced by our limited working capital and their adverse response to our bankruptcy, which has enabled us to reduce operations that were not generating liquidity.

In addition, we mutually agreed to terminate our April 2003 license agreement for use of the Singer brand name on floor care products we sold. We no longer market Singer branded products, but continue selling our line of floor care products under other non-licensed brands. As a result of terminating the Singer license, we may benefit from a reduction in royalty payments.


Tactica's ability to emerge from bankruptcy is dependent on several factors, including but not limited to, its ability to: generate liquidity from operations; satisfy its ongoing operating costs on a timely basis; develop an acceptable exit plan; receive requisite approval from Tactica's pre-petition creditors and the Bankruptcy Court of a settlement of the bankruptcy case; and to pay all administrative costs incurred in bankruptcy prior to emergence.

If we are unable to service financial obligations as they become due, we will be required to adopt alternative strategies, which may include, but are not limited to, actions such as further reducing management and employee headcount and compensation, attempting to further restructure financial obligations and/or seeking a strategic merger, acquisition or a sale of assets. There can be no assurance that any of these strategies could be affected on satisfactory terms.

By adjusting our operations and development to the level of capitalization, we believe we have sufficient capital resources to meet projected cash flow deficits. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations liquidity and financial condition.

Our contractual obligations and commercial commitments, as of February 28, 2005 were:

                                                                                                  After 5
                                    1 year       2 years      3 years     4 years     5 years      years
                                   ---------    ---------    ---------   ---------   ---------   ---------
Long-term debt                     $       0    $       0    $       0   $       0   $       0   $       0
Open purchase orders - inventory   _________    _________    _________   _________   _________   _________
Minimum royalty payments           $       0    $       0    $       0   $       0   $       0   $       0
Advertising commitments under      $       0    $       0    $       0   $       0   $       0   $       0
license agreements
Operating leases                   ($192,794)   ($ 35,053)   $       0   $       0   $       0   $       0


Our agreements for the use of trademarks, such as Singer and Epil-Stop, do not require us to make future minimum royalty payments. We generally owe royalties based on actual results and have no required minimum royalty payment. Our Epil-Stop license has a minimum royalty of $12,500 for each three-month period that the license is in effect.

Financings

To obtain funding for the purpose of providing a loan to Tactica International, Inc., IGIA's wholly-owned subsidiary, in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval, we entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC on March 23, 2005 for the sale of
(i) $3,000,000 in callable secured convertible notes and (ii) warrants to buy 6,000,000 shares of our common stock. This prospectus relates to the resale of the common stock underlying these secured convertible notes and warrants. Provided that the terms and conditions of the Securities Purchase Agreement are satisfied, the investors are obligated to provide us with an aggregate of $3,000,000 as follows:

      o     $1,000,000 was disbursed on March 24, 2005;

      o $1,000,000 was disbursed on April 20, 2005, following the filing of the Company's registration statement on April 14, 2005; and

      o $1,000,000 will be disbursed following the registration statement being declared effective.

Accordingly, we have received a total of approximately $1,700,000 in net proceeds after deducting approximately $300,000 of expenses and prepaid interest pursuant to the Securities Purchase Agreement. The funds from the sale of the callable secured convertible notes will be used for business development purposes, business acquisitions, working capital needs, pre-payment of interest, payment of consulting, accounting and legal fees and borrowing repayment in accordance with the April 20, 2005 Credit Agreement between IGIA, Inc. and Tactica.

The callable secured convertible notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The full principal amount of the callable secured convertible notes is due upon default under the terms of secured convertible notes. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the conversion price of the secured convertible notes and the exercise price of the warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the callable secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position. The selling stockholders have contractually agreed to restrict their ability to convert or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. In addition, we have granted the investors a security interest in substantially all of our assets and intellectual property and registration rights.

Since the conversion price will be less than the market price of the common stock at the time the secured convertible notes are issued, we anticipate recognizing a charge relating to the beneficial conversion feature of the callable secured convertible notes during the quarter in which they are issued, including the first fiscal quarter ended May 31, 2005 when $2,000,000 of secured convertible notes were issued. In addition, in connection with services provided to the Company in arranging and concluding the funding, the Company has committed to issuing 3,000,000 shares of its common stock to a third party upon the effectiveness of the registration statement.

We will still need additional investments in order to continue operations to cash flow break even. Additional investments, including $1,000,000 to be received under the Securities Purchase Agreement should our registration statement that we filed on April 14, 2005, be declared effective, are being sought, but we cannot guarantee that we will be able to obtain such investments. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, the trading price of our common stock and the downturn in the U.S. stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Further, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of our common stock. If additional financing is not available or is not available on acceptable terms, we will have to curtail our operations again.

Tactica leases office space in New York City.

We do not engage in any activities involving special purpose entities or off-balance sheet financing.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain "forward-looking" statements of Igia's management of. Forward-looking statements are statements that estimate the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

                         FINANCIAL AND OTHER INFORMATION

                            IGIA Financial Statements



Tactica's audited financial statements for the years ended February 29, 2004 and February 28, 2003 and 2002 and the audited financial statements of IGIA for the for the period ended February 28, 2005 and the unaudited financial statements of IGIA for the three months ended May 31, 2005 are provided herein. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing. See "Legal Proceedings" below for information concerning the bankruptcy petition filed by Tactica.

                            IGIA's Plan of Operations

Sales and Marketing

Since its inception in 1992, Tactica has established a worldwide market for its family of personal and skin care products, and the Epil-Stop(R) hair removal products the latter of which was sold to HoT in April 2004. Tactica utilizes a comprehensive and focused marketing and distribution program that includes widespread television and print advertising combined with global product placement in well known retail outlets worldwide, as well as through popular mail order catalogs, and directly through Tactica's websites, primarily www.igia.com.


We use direct response marketing to sell these products directly to consumers primarily under our own brands and licensed trademarks. The acquisition of licensing rights represents a component of our growth strategy. Our line of floor care products has been marketed under the Singer brand, which we began licensing in fiscal 2004, and other non-licensed brands. We no longer market Singer branded products, but continue selling our line of floor care products under other non-licensed brands. Tactica's products are also sold through major pharmacy and general merchandise retail chains and globally recognized mail order catalogs. Tactica's products are also periodically featured on home shopping channels such as QVC and Tactica infomercials are shown on national cable and broadcast television channels such as The Hallmark Channel, CNBC and The Game Show Channel. Tactica markets its products internationally through distributors covering more than 100 countries worldwide. No customer accounted for 10% or more of net sales during fiscal 2005 or 2004.Tactica's U.S. sales comprised 68% and 85% of total net sales in fiscal 2005 and 2004, respectively.


Manufacturing and Distribution

We contract with unaffiliated manufacturers both within and outside the U.S. to manufacture our products. We arrange for our products to be shipped to a third party warehouse facility in Los Angeles, California for shipment to individuals or retail customers. Tactica also sometimes ships products from manufacturers directly to retailers. Tactica's retail customers often seek to minimize their inventory levels and often demand that we fulfill their orders within relatively short time frames. Consequently, these inventory management practices often required us to carry substantial levels of inventory in order to meet our customers' needs, which given the required level of working capital had limited our ability to satisfy retail customer orders.

Most of our products manufactured outside the countries in which they are sold are subject to import duties, which have the effect of increasing the amount we pay to obtain such products.

License Agreements, Trademarks and Patents


We marketed our line of floor care products under the Singer brand pursuant to our April 2003 license agreement with The Singer Company B.V., for use of the Singer brand name on floor care products sold exclusively through Tactica within the United States and Canada. We mutually agreed to terminate the agreement and no longer market Singer branded products. We continue to market our line of floor care products under other non-licensed brands. As a result of terminating the Singer license, we may benefit from a reduction in royalty payments.

Pursuant to a stock purchase agreement, dated as of April 29, 2004, Tactica transferred ownership of the Epil-Stop brand to HoT in exchange for HoT's equity interest in Tactica, and HoT provided a royalty-free perpetual license to use certain technologies. Tactica received a three-year license for the exclusive right to sell Epil-Stop products in all markets except the U.S., Canada, Mexico, Central and South America and the Caribbean. Tactica has certain future minimum royalty obligations that must be satisfied to retain the license. Tactica has filed or obtained licenses for design and utility patents in the U.S. and several foreign countries. We do not believe that the loss of any particular patent or patent license would have a materially adverse effect on its business. Tactica has granted HoT a non-exclusive royalty-free license to its U.S. patent, as well as corresponding patent applications, for the life of such patents pursuant to the stock purchase agreement between HoT and Tactica.

Backlog

Tactica ships some of its products to direct response customers and provides these customers with estimated delivery dates at the time that it receives their respective orders. There was no significant backlog of orders in any of Tactica's distribution channels at February 28, 2005.

Competition

We sell products in the "As Seen on TV" market, the personal care products market including depilatories (hair removal products), the household appliance market and the floor care products market. These markets are very competitive. Maintaining and gaining market share depends heavily on product development and enhancement, pricing, quality, performance, packaging and availability, brand name recognition, patents, and marketing and distribution approaches. Our primary competitors in these markets include Thane International and Helen of Troy Limited or HoT. Most of our competitors have significantly greater financial and other resources than we do.

Regulation

Tactica's products are generally not regulated by the U.S. Food and Drug Administration (FDA), however its products could be and have been subject to FDA regulations. National Advertising Council (NAC) has, from time to time, reviewed Tactica's advertising and communicated recommended modifications to Tactica and the U.S. Federal Trade Commission (FTC). In addition, the FTC, and state and local consumer affairs bodies oversee aspects of Tactica's sales and marketing activities and customer handling processes. The ability of Tactica to sell its products can be and has been adversely affected by actions taken by the FDA, FTC, NAC, and state and local authorities and by future changes in regulations.

Tactica's electrical products must meet the safety standards imposed in various national, state, local, and provincial jurisdictions. Tactica's electrical products sold in the U.S. are designed, manufactured, and tested to meet the safety standards of Underwriters Laboratories, Inc. or Electronic Testing Laboratories.

Employees


As of September 29, 2005, IGIA's subsidiary Tactica employed 30 full-time employees, of which 3 are senior managers, 7 are dedicated to sales and marketing, 15 are customer service employees, 4 are distribution employees, 5 are accounting and finance employees, 3 are dedicated to information systems and 9 are administrative personnel. IGIA does not have any employees other than those employed by Tactica. None of Tactica's employees are covered by a collective bargaining agreement. Tactica has never experienced a work stoppage and Tactica believes that it has satisfactory working relations with Tactica's employees.



Properties



IGIA's subsidiary Tactica subleases approximately 9,500 square feet of office space from a non-affiliated subtenant, located at521 Fifth Avenue, 20th Floor, New York, New York 10175 at a rate of approximately $15,000 per month. The sublease for the New York office space commenced on February 1, 2005 and expires April 29, 2006. IGIA does not lease or own any property other than through Tactica. IGIA also contracts with third party logistics companies for fulfillment services and the use of warehouse space in Los Angeles, California, and Brampton, Ontario. We have entered into agreements with Brass Logistics, LLC, dated June 16, 2004 and National Fulfillment, Inc. dated July 14, 2005, to provide us with fulfillment services from their facilities in Los Angeles, California. Fees and costs under the agreements fluctuate based upon the amount of orders placed and fulfilled. These contracts provide for the provision of services for an indefinite term.



Legal Proceedings

In the ordinary course of business, the Registrant may be involved in legal proceedings from time to time. Although occasional adverse decisions or settlements may occur, management believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

Chapter 11 Reorganization

On October 21, 2004, Tactica, which accounts for all of the current operations of the Company, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). IGIA is not seeking bankruptcy protection. Tactica remains in possession of its assets and the management of its property as a debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code.



On June 23, 2005, Tactica and the Committee of Tactica's unsecured creditors agreed on the terms of a consensual plan of reorganization. On July 7, 2005, Tactica filed its formal plan of reorganization with the Bankruptcy Court and a hearing on the plan is scheduled for October 8, 2005. According to the plan terms, which are subject to approval by Tactica's unsecured creditors and the Bankruptcy Court, upon confirmation of Tactica's plan by the Bankruptcy Court, Tactica would distribute cash, approximately 1,800,000 shares of IGIA common stock and the rights to certain legal claims. On June 23, 2005, the Bankruptcy Court issued a final order approving a settlement and compromise, under which Innotrac has taken certain Tactica inventory in exchange for full satisfaction of Tactica's liability to Innotrac that was fixed at $3,000,000.



Changes in and Disagreements with Accountants

On July 20, 2004, IGIA dismissed Paritz & Company P.A. ("Paritz") as its principal independent auditors, and the Company engaged Russell Bedford Stefanou Mirchandani LLP as its certifying accountant for the fiscal year ended February 28, 2005. The decision to engage Russell Bedford Stefanou Mirchandani LLP was approved by the Board of Directors of the Company. The Company has not previously consulted Russell Bedford Stefanou Mirchandani LLP.

Paritz's reports on the consolidated financial statements of the Company for fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the audit reports for the years ended June 30, 2003 and 2002 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. During fiscal years 2003 and 2002 and the subsequent interim period through July 20, 2004, there were no disagreements with Paritz regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of the disagreements in connection with its report.

                          Summary Financial Information


The June 11, 2004 Share Exchange with Tactica is accounted for as a purchase of IGIA by Tactica. As a result, the audited financial statements for the years ended February 28, 2005, February 29, 2004 and February 28, 2003 include the financial statements of Tactica. The selected consolidated financial information set forth below has been summarized from Tactica's financial statements and IGIA's consolidated financial statements. This information should be read in conjunction with the financial statements and the related notes to consolidated financial statements included in Tactica's audited financial statements for the years February 29, 2004 and February 28, 2003 and IGIA's audited consolidated financial statements for the year ended February 28, 2005 and the unaudited financial statements for the three months ended May 31, 2005. The audit reports for the years ended February 28, 2005, February 29, 2004 and February 28, 2003 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. All currency amounts in this document are denominated in U.S. dollars.


(all numbers except shares and earnings per share in thousands)


                                       May 31,      February 28,    February 29,    February 28,
                                        2005           2005            2004            2003
                                      --------       --------        --------        --------
Statements of Operations Data
Net Sales                             $  1,825       $ 11,324        $ 39,610        $ 79,174
Cost of Sales                              696         11,559          20,375          23,751

                                      --------       --------        --------        --------
Gross Profit (Loss)                      1,129           (234)         19,234          55,423

Operating expenses                       3,054         14,209          32,727          52,937

                                      --------       --------        --------        --------
Operating income (loss)                 (1,925)       (14,443)        (13,493)          2,486

                                      --------       --------        --------        --------
Interest expense                           230            176             896             900
Other (income) expense                       0             20             654             591
Reorganization expenses                    738          1,558
Earnings (loss) before income taxes     (2,894)       (16,197)        (13,735)          2,176

Income tax expense (benefit)                 0              0          (4,720)          1,023

Net earnings (loss)                   $ (2,894)      $(16,197)       $ (9,015)       $  1,153


                              As of       As of         As of         As of
                             May 31,   February 28,   February 29,  February 28,
                              2005         2005          2004          2003
                            --------     --------      --------      --------
Balance Sheet Data

Working capital deficit     $(15,140)    $(14,428)     $(12,614)     $ (3,503)

Total assets                $  5,148     $  3,476      $ 23,186      $ 24,367

Long term debt                 $164-     $     --      $  3,500      $  3,500

Stockholders' deficit       $(15,148)    $ 14,255      $ 11,186      $  2,171

Cash dividends              $     --     $     --      $     --      $     --

                      Management's Discussion And Analysis
                Of Financial Condition And Results Of Operations

Overview

The following discussion contains forward-looking statements that are subject to significant risks and uncertainties about us, our current and planned products, our current and proposed marketing and sales, and our projected results of operations. There are several important factors that could cause actual results to differ materially from historical results and percentages and results anticipated by the forward-looking statements. The Company has sought to identify the most significant risks to its business, but cannot predict whether or to what extent any of such risks may be realized nor can there be any assurance that the Company has identified all possible risks that might arise.

Investors should carefully consider all of such risks before making an investment decision with respect to the Company's stock. The following discussion and analysis should be read in conjunction with the financial statements of the Company and notes thereto. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment from our Management.

Information about us, including a description of our business, markets, properties, competition and historical financial information, is provided in summary form regarding our business and affairs. This information is not intended to be complete and should be read in conjunction with the financial statements and other documents appended hereto or described herein.

History

IGIA was incorporated in the State of Delaware in May 1992 under the name Quasar Projects Company for the purpose of merging with or acquiring a company with operations and assets. From its inception through April 28, 1999, we generated nominal revenues and did not actively engage in business.

On April 28, 1999, we acquired Diva Entertainment, Inc., a Florida corporation, which was engaged in the business of operating and managing two wholly owned talent management companies: Prima Eastwest Model Management, Inc., a California corporation, and Que Management Inc., a New York corporation. At that time, we changed our name to Diva Entertainment, Inc. From April 28, 1999 through June 10, 2004, we were in the business of representing professional fashion models, commercial actors and theatrical actors.

On June 11, 2004, we entered into the Securities Purchase Agreement described above under the heading "Recent Developments," pursuant to which we acquired our wholly owned subsidiary Tactica International, Inc. and sold our former subsidiary Diva Entertainment, Inc.

Since June 11, 2004, we have been in the business of the direct marketing and distribution of proprietary and branded personal care and home care products. We are no longer in the business of talent management.

General Background


IGIA, through its wholly owned operating subsidiary, Tactica International, Inc. ("Tactica"), is a direct marketer and distributor of proprietary and branded personal care and home care products. Tactica has established a niche within the direct marketing industry, a market which the "Direct Marketing Association" expects to grow from $2 to $3 trillion dollars in annual sales within the next five years. Tactica also sells through major retail chains and mail order catalogs and on Tactica's website.

All of IGIA's operations occur in our Tactica subsidiary, which we acquired as of June 11, 2004. IGIA does not currently have any operations at the parent level.

In March 2000, a majority interest in Tactica was purchased by Helen of Troy Limited or HoT, a developer and marketer of personal care products. The transaction gave Tactica access to capital to expand marketing and distribution. Tactica expanded its focus on distribution and more than doubled the number of retail outlets carrying Tactica's products to more than 45,000 worldwide. On April 29, 2004, Tactica's management purchased back the 55% interest in Tactica held by HoT. In exchange for HoT's 55% interest and approximately $17 million of secured Tactica debt and accrued interest payable, HoT received marketable securities, intellectual properties, including the Epil-Stop(R) brand, and the right to certain Tactica tax refunds. On June 11, 2004, Tactica acquired IGIA pursuant to an acquisition by IGIA of all of the outstanding securities of Tactica and the acquisition by Tactica's stockholders of the majority of IGIA's outstanding securities.


Comparison of the Three Months Ended May 31, 2005 To May 31, 2004

Results of Operations

Revenue

We, through our wholly-owned subsidiary Tactica, sell a variety of personal care and other products directly to consumers and to retailers. Tactica uses direct response television advertising extensively to promote sales. Tactica's net sales for the three months ended May 31, 2005 were $1,825,208, a decrease of $4,759,725, or 72.3%, compared to net sales of $6,584,933 for the three months ended May 31, 2004.

We are currently focusing on generating revenue by selling our products directly to consumers through their responses to our television advertising. We are advertising our products that have indicated encouraging levels of consumer acceptance, including our Singer-brand floor care products. Our direct response sales operation requires that we use cash to purchase, up to two weeks in advance, television advertising time to run our infomercials and to purchase, up to eight weeks in advance, products that we sell. Although our cash position improved as a result of our sale of $2,000,000 in Callable Secured Convertible Notes during the quarter ended May 31, 2005, we did not have sufficient time to use the additional cash to obtain all of the product needed to fulfill customer orders on hand, especially orders for our Singer(R) Lazer Storm vacuum cleaner. As a result, we are reducing our backlog, which was approximately $1,000,000 at May 31, 2005, by purchasing a greater volume of product and fulfilling remaining customer orders.

Continued sales of Tactica's line of Singer(R) floor care products depends in part upon a third party license agreement for use of the Singer brand name. Tactica's exclusive license for Singer(R) branded floor care products includes targets for royalty payments and promotional spending through December 31, 2004. Tactica is seeking additional time to achieve the targets. As a result of the shortfall in achieving the targets, the licensor has the option to continue, modify or terminate the license. Future sales of Singer(R) floor care products are dependent in part on our ability to continue the license under acceptable terms. We have the right to continue marketing our line of floor care products without use of the Singer trademark.

In the ordinary course of business, Tactica engages third parties to provide warehousing, sales order and credit card processing and fulfillment services. Innotrac provided these services to Tactica according to the Stipulation approved by the Bankruptcy Court on October 25, 2004. Following a subsequent dispute between the parties, Innotrac issued a default notice on January 18, 2005, ceased order processing services and refused to release Tactica's inventory held in Innotrac's warehouse. As a result, inventory that Tactica carried at $2,781,357 as of May 31, 2005 was not available for sale to customers throughout the quarter then ended. Such inventory is comprised primarily of products that Tactica had been selling at reduced prices to specialty retailers and was not promoting with Tactica's infomercials.

Gross Profit

Our gross profit was $1,128,711 for the three months ended May 31, 2005 versus our gross profit of $3,796,671 for the three months ended May 31, 2004. The $2,667,960 decrease in gross profit is primarily the result of the decrease in revenue. Our gross profit percentage for quarter ended May 31, 2005 was 61.8%, as compared to 57.7% for the quarter ended May 31, 2004 when gross margins realized from sales of excess inventory to specialty retailers at reduced prices, including sales of products at below our cost in the quarter ended May 31, 2004.

Operating expenses

Operating expenses for the three months ended May 31, 2005 were $3,053,987, a decrease of $227,227 from $3,281,214, or 6.9% as compared to the three months ended May 31, 2004. We spent $1,162,354 or 39.0% less on selling, general and administrative expenses in the three months ended May 31, 2005 as compared to the three months ended May 31, 2004. We reduced operating costs by moving to less costly office space, by decreasing staff levels, and by restructuring sales compensation plans. The decrease was offset by a $935,127 or 310.4% increase in our media advertising spending in the three months ended May 31, 2005 as compared to the three months ended May 31, 2004. We use television infomercials and print advertisements to sell our products directly to consumers and to increase awareness of the products we sell to retailers. Media advertising requires Tactica to make upfront purchases, which we had moderated in recognition of our level of working capital.

Interest expense and other income / expense

We incurred net interest expense of $230,385 and $93,915 in three months ended May 31, 2005 and 2004, respectively, an increase of $136,470. Interest expense for the period ended May 31, 2005 consisted primarily of the amortization of the discount related to the beneficial conversion feature on the Callable Secured Convertible Notes of $99,553, amortization of the discount attributable to the value of the warrants of $64,429 and amortization of the related issue costs of $36,143. Interest expense for the period ended May 31, 2004 consisted primarily of Tactica's line of credit with Helen of Troy which was eliminated on April 29, 2004.

Reorganization items

In the three months ended May 31, 2005, Tactica incurred $738,371 of expense in connection with its business restructuring and reorganization under chapter 11 including professional fees of $519,728 and a $218,643 one-time charge in connection with a June 23, 2005 settlement agreement with Innotrac that provides for, among other things, the consensual liquidation of inventory held by Innotrac and full settlement of Tactica's $3,000,000 payable to Innotrac.

Net (Loss) Income

Our net loss for the three months ended May 31, 2005 was $2,894,032 in contrast to net income of $235,867 for the three months ended May 31, 2004. Our net loss is attributable to decreased revenue and gross profit as well as $738,371 of expenses incurred in connection with Tactica's business restructuring and reorganization under chapter 11.

Our net loss per common share (basic and diluted) was ($0.16) and for the three months ended May 31, 2005 as compared to our $0.01 of net income per common share for the three months ended May 31, 2004.

The weighted average number of outstanding shares was 18,002,933 and 45,852,933 for the three months ended May 31, 2005 and 2004, respectively.


Comparison of Fiscal Years Ended February 28, 2005 To February 29, 2004

Results of Operations

Revenue

IGIA, through its wholly-owned subsidiary Tactica, sells a variety of personal care and other products to retailers (the "retail segment") and directly to consumers (the "direct response segment"). Tactica uses television and print media advertising extensively to promote sales in both segments. Tactica's net sales for the fiscal year ended February 28, 2005 ("fiscal 2005") were approximately $11,324,000, a decrease of $28,286,000, or 71.4%, compared to net sales of $39,610,000 for the fiscal year ended February 29, 2004 ("fiscal 2004").

The decrease in revenue for the fiscal 2005 as compared to fiscal 2004 was primarily the result of the effects of Tactica's filing for bankruptcy protection and our reduced spending on media advertising, order fulfillment services, and product purchases. Revenues for fiscal 2005 also declined due to reduced selling prices associated with our sales of excess inventory to specialty retailers. As a result of our efforts to reduce the amount inventory we carried, sales of our excess inventory have increased relative to other sales.

In the ordinary course of its business, Innotrac provided warehousing, sale order processing and fulfillment services to Tactica provided that the balance owed for such services was within an acceptable range. At times during fiscal 2005, due to our low level of working capital, sales order processing was temporarily suspended. In addition, we invested less in acquiring new inventory which has delayed fulfillment of customer orders and caused order cancellations.

We incur chargeback claims, primarily product returns, from our retailer customers which reduce our revenues. For fiscal 2005 and 2004, Tactica's revenues were reduced by approximately $3,751,000 and $19,367,000, respectively, for chargeback claims. We have incurred a high level of chargebacks for our products that we sold, especially Epil-Stop(R), as a result of the reduction in our promotional efforts that stimulated retail sales of our products. In addition, the launch of Epil-Stop(R) Wipe-Aways, a new hair removal product, was not promoted extensively and did not produce as much revenues as anticipated, and is resulting in significant retail chargebacks. Under terms of an April 29, 2004 agreement, we transferred all rights to the Epil-Stop(R) brand to Helen of Troy and they granted us a three-year license to sell Epil-Stop(R) products to customers outside of North America, Central America, South America and the Caribbean. Our accrued chargeback reserve provides for estimated chargeback claims and it was significantly increased to account for chargebacks for Epil-Stop(R) products, now that we do not support the brand in the U.S., and other of our products.

Tactica was granted a three-year license to sell Epil-Stop(R) products to customers outside of North America, Central America, South America and the Caribbean. Although sales of Epil-Stop(R) in these markets during the license period have not been significant, we expect to seek a continuation of the agreement and settlement of the minimum royalties due.


We are currently focusing on generating future revenue by selling its products directly to consumers through their responses to our television advertising of select Singer(R) products. We are advertising our products that have indicated encouraging levels consumer acceptance. Continued sales of Tactica's line of Singer(R) floor care products depends in part upon a third party license agreement for use of the Singer brand name. Tactica's exclusive license for Singer(R) branded floor care products includes targets for royalty payments and promotional spending through December 31, 2004. Tactica is seeking additional time to achieve the targets of $1,000,000 in royalties paid and $200,000 in product promotion spent on each Singer(R) product. As a result of the shortfall in achieving the targets, the licensor has the option to continue, modify or terminate the license. Future sales of Singer(R) floor care products are dependent in part on our ability to continue the license under acceptable terms. We have the right to continuing marketing our line of floor care products without use of the Singer trademark.


Gross Profit (Loss)

Our gross loss was ($234,146) or (2.1%) for fiscal 2005 versus our gross profit of $19,234,203 for fiscal 2004. The $19,468,349 decrease in gross profit for fiscal 2005 is primarily the result of the decrease in revenue discussed above and a $2,305,252 charge taken in cost of sales to writedown inventory held by Innotrac. Tactica disputes the alleged defaults and the parties are seeking a resolution that would permit Innotrac to liquidate Tactica's products and use the proceeds to clear Tactica's obligations to Innotrac and reduce Tactica's obligations to other creditors. Management evaluated the recoverability of the inventory and concluded from the results of this evaluation that a significant impairment charge was required for inventory held by Innotrac because the inventory's estimated market value less Innotrac's handling charges and other disposal cost were less than its cost. Accordingly, we recorded a charge of $2,305,252 during fiscal 2005 for impairment of previously acquired inventory. Our gross profit percentages for fiscal 2005, as compared to fiscal 2004 decreased, in part, due to increased sales of excess inventory to specialty retailers at reduced prices, including sales of products at below our cost.

Operating Expenses

Operating expenses for fiscal 2005 were $14,208,962, a decrease of $18,518,255 from $32,727,217, or 56.6% as compared to fiscal 2004. We spent approximately $10,990,000 or 94.7% less on media advertising in fiscal 2005 as compared fiscal 2004. We use television infomercials and print advertisements to sell our products directly to consumers and to increase awareness of the products we sell to retailers. Media advertising requires Tactica to make upfront investments of its working capital, which we have moderated in recognition of our level of working capital.

Our promotional efforts for Epil-Stop products were significantly lower in fiscal 2005 as compared to fiscal 2004 due, in part, to the April 29, 2004 transfer of its Epil-Stop brand to Helen of Troy. We also reduced personnel, warehouse operations costs and other general and administrative expense in connection with the lower level of sales activity. During fiscal 2005, we recorded a one-time expense of $3,275,000 for financial advisory fees that were incurred in connection with the June 2004 reverse merger transaction. The fees consisted of 1,250,000 shares of our Common Stock issued and paid to its financial advisor upon the closing of the June 11, 2004 reverse merger transaction. We also recorded a $630,000 one-time charge to provide for estimated settlement of two Tactica pre-petition matters that we anticipate settling in the Bankruptcy proceedings.

For fiscal 2005, we recognized a $21,948 charge to other selling, general and administrative expense for the issuances of 6,693,340 shares of our Common Stock in the conversion of all outstanding Diva Series A, B and C Convertible Preferred Shares, 5,593,593 shares of our Common Stock in exchange for remaining outstanding shares of Diva Common Stock and an aggregate of 9,400,000 shares of our Common Stock and 261,574 Series E Convertible Preferred Stock.

Interest expense and Other income / expense

We incurred net interest expense of $176,425 and $589,644 in fiscal 2005 and fiscal 2004, respectively. The decreases are due to the elimination on April 29, 2004 of Tactica's line of credit with Helen of Troy and resulting interest expense charges.


Reorganization Items

In fiscal 2005, Tactica incurred $1,558,103 of expense in connection with its business restructuring and reorganization under chapter 11 including professional fees of $686,683 and a $871,420 one-time charge for the estimated remaining lease obligations under the Sublease Agreement for our New York offices ($813,094) and for telephone equipment ($58,326). We rejected the lease agreements under the Bankruptcy Code and moved into less costly New York offices in March 2005. The lease obligations are pre-petition liabilities.

Net Loss

Our net loss for fiscal 2005 was $16,197,364 in contrast to a $9,014,554 net loss for fiscal 2004. Our losses are attributable to decreased revenues and gross profits that were not fully offset by the decreases in operating expenses and certain significant chargers. The $16,197,364 net loss for fiscal 2005 includes: an inventory writedown charge of approximately $2,305,000; approximately $3,751,000 in charges to increase the allowance for doubtful accounts receivable primarily for retail customer chargebacks; a $3,275,000 one-time financial advisory fee in connection with the June 2004 reverse merger that was paid in our Common Stock; approximately $609,000 in professional fees incurred primarily in connection with the HoT transaction, the reverse merger, fundraising efforts and public company matters, $1,558,103 in reorganization expenses in connection with Tactica's bankruptcy filing; and a $630,000 charge for anticipated settlements of two pending pre-petition matters.

Our net loss per common share (basic and diluted) was ($0.90) and $(0.50) for fiscal 2005 and fiscal 2004, respectively.

The weighted average number of outstanding shares was 18,002,933 for the fiscal 2005 and fiscal 2004.

Comparison of Fiscal Years Ended February 29, 2004 To February 28, 2003

Revenue and Gross Profit Margins

IGIA through its wholly owned subsidiary Tactica, sells a variety of personal care and other products to retailers (the "retail segment") and directly to consumers (the "direct response segment"). Tactica uses television and print media advertising extensively to promote sales in both segments. Tactica's net sales for the fiscal year ended February 29, 2004 ("fiscal 2004") were $39,610,000, a decrease of $39,565,000, or 50.0%, compared to net sales of $79,174,000 for the fiscal year ended February 28, 2003 ("fiscal 2003"). Sales of Tactica's Epil-Stop(R) hair removal products decreased approximately 50%, with this change being the primary reason for Tactica's lower net revenues. Tactica spent $10,736,000 in television advertising in fiscal 2004 as compared to $23,681,000 in the comparable period for fiscal 2003, which contributed to the decline. In addition, competition among depilatory products increased which further reduced Epil-Stop(R) sales in fiscal 2004.


Gross profit, as a percentage of net sales, decreased to 48.6% for fiscal 2004 from 70.0% for fiscal 2003. The reduction in gross profit as a percentage of net sales is attributable in part to an increase in retail chargebacks in fiscal 2004 which cause us to incur costs of sales that did not result in net sales. In gross profit was reduced by a $2,295,000 increase in our inventory valuation reserve, which we made to address the uncertainty of our ability to recover costs of sales for certain products, particularly Epil-Stop products.


Operating Expenses

Fiscal 2004, operating expense, expressed as a percentage of sales, increased to 82.6% from 66.9% during fiscal 2003. Because its sales decreased, Tactica experienced an increase in SG&A as a percentage of sales, despite lowering its total SG&A spending by $20,209,000 in fiscal 2004 as compared to fiscal 2003.


Tactica's reduced cash availability caused us to curtail our media advertising in fiscal 2004 by $13,232,000.

Due mainly to the sales decrease discussed above, Tactica incurred an operating loss of $13,493,000 in fiscal 2004 as compared to a $2,486,000 operating profit in fiscal 2003.

Interest Expense and Other Income / Expense

Interest expense was $896,000 in fiscal 2004 as compared to $900,000 in fiscal 2003.

The increase of $64,000, or 10.7%, in other income for fiscal 2004, over fiscal 2003, was due mainly to a greater amount of recoveries of accounts receivable previously charged off.

Income Taxes

Income tax benefit for the fiscal 2004 was 34.4% of the net loss before taxes. Tactica expects to realize the tax benefit by making net operating loss carry-back claims to recover federal, state and city income taxes paid in fiscal 2003 and 2002 and by offsetting taxable income in fiscal 2005. Income tax expense for fiscal 2003 was 47.0% of net income before taxes.

Comparison of Fiscal Years Ended February 28, 2003 To February 28, 2002

Revenue and Gross Profit Margins

Tactica's fiscal 2003 net revenues of $79,174,000 decreased 27.2%, compared to the fiscal year ended February 28, 2002 ("fiscal 2002") of $108,675,000. Sales of Tactica's Epil-Stop(R) hair removal products decreased approximately 50%, with this change being the primary reason for Tactica's lower net revenues.

Gross profit, as a percentage of net sales, decreased to 48.6% for fiscal 2004 from 70.0% for fiscal 2003. The reduction in gross profit as a percentage of net sales is attributable in part to an increase in retail chargebacks in fiscal 2004 which cause us to incur costs of sales that did not result in net sales. In addition, gross profit was reduced by a $2,295,000 charge for the impairment of previously acquired inventory which we made to address the uncertainty of our ability to recover costs of sales for certain products, particularly Epil-Stop products.

The fiscal 2003 gross profit margin of 70.0% was less than the 74.4% margin for fiscal 2002. Most of this decrease was attributable to a decrease in Tactica's direct response sales which carry a relatively higher margin than retail sales. Tactica's gross margins improved from fiscal 2001 to fiscal 2002, primarily because of a favorable change in the mix of products sold and our ability to source product more efficiently.

Operating Expenses

Due mainly to the sales decrease discussed above, Tactica's operating income decreased from $11,930,000 in fiscal 2002 to $2,486,000 in fiscal 2003. In addition to lower sales, Tactica also achieved slightly lower gross profit, as a percentage of sales, in fiscal 2003 than in fiscal 2002 as its sales mix shifted more heavily toward retailers and away from sales directly to consumers.


Interest Expense and Other Income / Expense

Interest expense was $417,000, or 31.7%, lower in fiscal 2003 as compared to fiscal 2002. Tactica did not borrow any funds under its line of credit during fiscal 2003, as opposed to fiscal 2002, when it borrowed funds during the first three quarters of that fiscal year and incurred the related interest expense.

The increase of $124,000, or 26.5%, in other income for fiscal 2003, over fiscal 2002, was due mainly to the fact that we had more cash available for investment during most of fiscal 2003 than fiscal 2002.

Income Taxes

Fiscal 2003 income tax expense was 47.0% of net income before taxes, a higher rate than the 37.0% rate that we experienced in fiscal 2002. The removal during fiscal 2002 of a valuation allowance from a $1,115,000 deferred tax asset reduced Tactica's income tax expense for fiscal 2002.

Comparison of Fiscal Years Ended February 28, 2002 To February 28, 2001

Revenue and Gross Profit Margins

Fiscal 2002 net sales of $108,675,000 improved 352.6% or $84,665,000 versus net sales of $24,010,000 for fiscal 2001. The retail and direct response operating segments exceeded their prior year sales totals. During fiscal 2002, Tactica's net revenues increased to over four times the 12-month period ended February 28, 2001 ("fiscal 2001") levels. Epil-Stop(R) products played the most significant role of any product in Tactica's fiscal 2002 sales increase. The Electrosage(TM) muscle stimulation / exercise product line and the new Twist-A-Braid(TM) hair styling accessory also contributed to higher fiscal 2002 sales.

Tactica's operating income of $11,930,000 in fiscal 2002 was a $16,060,000 improvement over its fiscal 2001 operating loss of $4,130,000. Tactica's improvement in net sales was the primary factor leading to its better operating results in fiscal 2002. Higher fiscal 2002 revenues produced more gross profit for Tactica and caused its SG&A expenses, as a percentage of sales, to decrease.

Interest Expense and Other Income / Expense

Interest expense decreased 14.9%, or $232,000, from fiscal 2001 to fiscal 2002. This was largely due to relatively lower levels of outstanding borrowings under the Tactica line of credit during fiscal 2002. The decrease in borrowings was due to the use of cash generated by operations to reduce the borrowing balance. Such purchases enabled us to obtain products from suppliers at favorable prices.

Other income increased to $467,000 in fiscal 2002, compared to $310,000 in fiscal 2001. The primary reason for the increase was $87,000 in non-recurring income from settlement and a $29,000 increase in interest income earned on excess cash and the $3,500,000 in loans to minority stockholders.

Income Taxes

In fiscal 2002 income tax expense was 37.0% of net income before income taxes, which expense was reduced by the removal of a valuation allowance removal from a $1,115,000 deferred tax asset. Our fiscal 2001 income tax benefit of 28.3% of the net loss before taxes was reduced in part by the establishment of a valuation allowance.

Liquidity and Capital Resources

Overview


As of May 31, 2005, we had a $15.1 million working capital deficit and negative net worth of $15.1 million. Excluding pre-petition liabilities, net working capital was approximately $0.7 million as of May 31, 2005. As of February 28, 2005, we had a $14.4 million working capital deficit and negative net worth of $14.3 million. Excluding pre-petition liabilities, net working capital was approximately $1.2 million as of February 28, 2005. Our cash position at May 31, 2005 was $1,097,495 as compared to $2,160 as of February 28, 2005.

For the three months ended May 31, 2005 we generated a net cash flow deficit from operating activities of $694,674 consisting primarily of a net loss for the quarter then ended of $2,894,032, adjusted primarily for a $1,320,589 increase in customer pre-payments, a $898,521 increase in accounts payable and accrued expenses, of which $384,236 was attributable to bankruptcy professional fees, and an increase in prepayments of $449,209.

There were no investing activities during the quarter ended May 31, 2005. We expect capital expenditures to be nominal for fiscal 2006. These anticipated expenditures are for continued investments in property and equipment used in our business.

Cash provided by financing activities totaled $1,790,009 consisting mainly of proceeds from the sales of our Callable Secured Convertible Notes and common stock warrants further described below. We expect to generate an additional $1,000,000 in cash from further such sales in fiscal 2006, assuming that our registration is declared effective and other terms and conditions of the sale are satisfied.

Acquisition of Tactica


The June 11, 2004 reverse merger between us and Tactica gave us access to public markets for financing and enabled Tactica to convert approximately $3.6 million of accounts payable into Series E Convertible Preferred Stock. Despite the transaction with Helen of Troy and reverse merger, we were not yet able to raise sufficient additional working capital. As a result of the foregoing factors, Tactica did not have an available source of working capital to satisfy a demand by Innotrac that Tactica immediately pay all amounts allegedly due to Innotrac and continue its normal operation of business.

Tactica's Chapter 11 Reorganization

On June 23, 2005, Tactica and the Committee of Tactica's unsecured creditors agreed on the terms of a consensual plan of reorganization. On July 7, 2005, Tactica filed its formal plan of reorganization with the Bankruptcy Court and a hearing on the plan is scheduled for July 28, 2005. According to the plan terms, which are subject to approval by Tactica's unsecured creditors and the Bankruptcy Court, upon confirmation of Tactica's plan by the Bankruptcy Court, Tactica would distribute a lump sum cash payment and approximately 1,800,000 shares of our common stock and the rights to certain legal claims. On June 23, 2005, the Bankruptcy Court issued a final order approving a settlement and compromise, under which Innotrac has taken the inventory in exchange for full satisfaction of Tactica's liability to Innotrac that was fixed at $3,000,000.

Management shifted its focus away from selling the Innotrac inventory, which had low gross margins and insufficient contribution to current liquidity, and is increasing our direct response sales efforts. We have been selling newly manufactured products directly to consumers through responses to our television advertising. We are fulfilling our direct response orders through another fulfillment company, Brass Logistics LLC, a related party, and expect to use other fulfillment companies that could expand our capabilities. In addition, for those corporate customers that pre-pay their orders or establish letters of credit securing payment, we expect to continue selling newly-manufactured products that we direct ship to them from third party manufacturers.


Tactica is seeking to emerge from bankruptcy by generating profits from sales of its products to consumers through response to our television advertising of select Singer(R) and IGIA(R) products that have demonstrated encouraging levels of consumer acceptance. Tactica plans to use proceeds from these direct response sales to increase purchases of the goods from manufacturers, buy additional television airtime to run our advertisements, pay for fulfillment services and fund its plan of reorganization and exit from bankruptcy. We reduced operating costs by moving to less costly office space, by decreasing staff levels, and by restructuring sales compensation plans. In addition, our sales to retail customers are reduced by our limited working capital and their adverse response to our bankruptcy, which has enabled us to reduce operations that were not generating liquidity.

Continued sales of Tactica's line of Singer(R) floor care products depends, in part, upon a third party license agreement for use of the Singer brand name. Tactica's exclusive license for Singer(R) branded floor care products includes targets for royalty payments and promotional spending through December 31, 2004. As a result of the shortfall in achieving the targets, the licensor has the option to continue, modify or revoke the license. Future sales of Singer(R) floor care products are dependent, in part, on our ability to continue the license under acceptable terms. In the event that the Singer(R) license is not retained, we would expect that it would not have a material impact on our future results of operations and cash flows from operations. The Singer license is a brand license that we apply to products we have manufactured for us. We can use other brand names to market our floor care products through our informercials.

Tactica's ability to emerge from bankruptcy is dependent on several factors, including but not limited to, its ability to: generate liquidity from operations; satisfy its ongoing operating costs on a timely basis; develop an acceptable exit plan; receive requisite approval from Tactica's pre-petition creditors and the Bankruptcy Court of a settlement of the bankruptcy case; and pay all administrative costs incurred in bankruptcy prior to emergence.


If we are unable to service financial obligations as they become due, we will be required to adopt alternative strategies, which may include, but are not limited to, actions such as further reducing management and employee headcount and compensation, attempting to further restructure financial obligations and/or seeking a strategic merger, acquisition or a sale of assets. There can be no assurance that any of these strategies could be affected on satisfactory terms.

By adjusting our operations and development to the level of capitalization, we believe we have sufficient capital resources to meet projected cash flow deficits. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations, liquidity and financial condition.


Financing

To obtain initial debtor in possession financing following Tactica's bankruptcy filing, on December 8, 2004, Tactica entered into a Credit Agreement with Tactica Funding 1, LLC ("Tactica Funding"), under which Tactica Funding agreed to provide Tactica with a secured loan of up to an aggregate principal amount of $300,000 (the "Loan"), to provide funds for Tactica's continued ordinary course of operations and working capital needs, as evidenced by a promissory note. The Loan bears interest at a rate of 9% per annum and is payable monthly. Notwithstanding the foregoing, the Loan bears a default rate of interest of 12% per annum. The entire principal was due and payable on February 28, 2005. As security for the Loan, Tactica granted to Tactica Funding a first priority security interest in substantially all of the assets of Tactica, except as to permitted liens for which the Tactica Funding security interest is junior and subordinate, including Innotrac and certain carve out expenses that Tactica incurs for professional fees and other bankruptcy case matters. Pursuant to the Credit Agreement, Tactica's default of the Stipulation was an event of default on the Loan. Tactica Funding agreed not to take action on the default and to further subordinate the Loan to subsequent financing.


To obtain additional funding for the purpose of providing a loan to Tactica, in the form of debtor in possession financing and exit financing in the context of Tactica's chapter 11 proceedings, we entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC on March 23, 2005 for the sale of
(i) $3,000,000 in Callable Secured Convertible Notes and (ii) warrants to buy 6,000,000 shares of our common stock. These shares are the subject of our registration statement that is currently on file. Provided that the terms and conditions of the Securities Purchase Agreement are satisfied, the investors are obligated to provide us with an aggregate of $3,000,000 as follows:


      o     $1,000,000 was disbursed on March 24, 2005;

      o $1,000,000 was disbursed on April 20, 2005 following the filing of our registration statement on April 14, 2005; and

      o $1,000,000 will be disbursed following our registration statement being declared effective.

Accordingly, we have received a total of $1,795,588 in net proceeds after deducting $204,412 of expenses and prepaid interest pursuant to the Securities Purchase Agreement. The funds from the sale of the Callable Secured Convertible Notes have been and will be used to provide a loan to Tactica and for business development purposes, business acquisitions, working capital needs, pre-payment of interest, and payment of consulting, accounting and legal fees.

The Callable Secured Convertible Notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The full principal amount of the Callable Secured Convertible Notes is due upon default under their terms. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the conversion price of the Callable Secured Convertible Notes and the exercise price of the warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the Callable Secured Convertible Notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position. The selling stockholders have contractually agreed to restrict their ability to convert or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. In addition, we have granted the investors a security interest in substantially all of our assets and intellectual property and registration rights.

Since the conversion price will be less than the market price of the common stock at the time the Callable Secured Convertible Notes are issued, we recognized a $1,935,571 charge relating to the beneficial conversion feature of the Callable Secured Convertible Notes during the quarter ended May 31, 2005 when $2,000,000 of Callable Secured Convertible Notes were issued. In addition, in connection with services provided to us in arranging and concluding the funding, we have committed to issuing 3,000,000 shares of our common stock to a third party upon the effectiveness of our registration statement. The shares were valued at $0.03 per share, which represents the fair value of the services received, which did not differ materially from the shares to be issued based on their value at the time the services were incurred. As a result, we recognized a $90,000 charge to operating expenses for the quarter ended May 31, 2005.


We will still need additional investments in order to continue operations to cash flow break even. Additional investments, including $1,000,000 to be received under the Securities Purchase Agreement should our registration statement that we filed on April 14, 2005 be declared effective, are being sought, but we cannot guarantee that we will be able to obtain such investments. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, the trading price of our common stock and the downturn in the U.S. stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Further, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of our common stock. If additional financing is not available or is not available on acceptable terms, we will have to curtail our operations again.

The independent auditor's report on our February 28, 2005 financial statements included in our Form 10-KSB states that our recurring losses raise substantial doubts about our ability to continue as a going concern.


The effect of inflation on our revenue and operating results was not significant. Our operations are located in North America and there are no seasonal aspects that would have a material effect on our financial condition or results of operations.

Off Balance Sheet Arrangements

The Company does not maintain off-balance sheet arrangements nor does it participate in non-exchange traded contracts requiring fair value accounting treatment.

                              Report of Independent
                        Registered Public Accounting Firm

The Board of Directors
Tactica International, Inc.:

We have audited the accompanying balance sheets of Tactica International, Inc. (the Company) as of February 28, 2003 and 2002, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tactica International, Inc. as of February 28, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

El Paso, Texas
May 13, 2003

                           TACTICA INTERNATIONAL, INC.

                                 Balance Sheets

                           February 28, 2003 and 2002


                                                                      2003            2002
                                                                  ------------    ------------
                                     Assets
Cash                                                              $    393,909       6,799,784
Accounts receivable, net                                             5,094,785       6,975,106
Income tax refund receivable                                         1,870,231              --
Inventories                                                         11,187,525       5,494,369
Prepaid expenses                                                       436,628         725,259
Production television costs, net of amortization                       552,311         291,006
                                                                  ------------    ------------

Total current assets                                                19,535,389      20,285,524
Property and equipment, net of accumulated depreciation                234,495         118,419
Security deposits                                                       54,194         115,277
Deferred tax asset                                                     133,469         907,469
Loans to minority stockholders                                       4,409,371       4,103,121
                                                                  ------------    ------------

Total assets                                                      $ 24,366,918      25,529,810
                                                                  ============    ============

                     Liabilities and Stockholders' Deficit

Accounts payable                                                  $  3,247,222       4,048,148
Accrued expenses                                                     4,940,359       5,322,623
Income taxes payable                                                        --       3,405,000
Line of credit - majority stockholder                               14,850,319      12,577,858
                                                                  ------------    ------------

Total current liabilities                                           23,037,900      25,353,629
Loan payable - majority stockholder                                  3,500,000       3,500,000
                                                                  ------------    ------------

Total liabilities                                                   26,537,900      28,853,629
                                                                  ------------    ------------

Stockholders' deficit:
Common stock; 1,000 shares authorized, 1,000 shares outstanding         77,000          77,000
Additional paid-in capital                                             756,480         756,480
Accumulated deficit                                                 (3,004,462)     (4,157,299)
                                                                  ------------    ------------

Total stockholders' deficit                                         (2,170,982)     (3,323,819)
                                                                  ------------    ------------

Total liabilities and stockholders' deficit                       $ 24,366,918      25,529,810
                                                                  ============    ============

See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                            Statements of Operations

                     Years ended February 28, 2003 and 2002


                                                    2003               2002
                                                ------------       ------------
Net sales                                       $ 79,174,392        108,675,180
Cost of goods sold                                23,751,341         27,818,525
                                                ------------       ------------

Gross profit                                      55,423,051         80,856,655
                                                ------------       ------------

Operating expenses:
Media advertising                                 24,835,795         33,191,450
Other                                             28,101,109         35,735,023
                                                ------------       ------------

                                                  52,936,904         68,926,473
                                                ------------       ------------

Operating income                                   2,486,147         11,930,182
                                                ------------       ------------

Other income (expense):
Interest expense                                    (900,474)        (1,317,473)
Interest income                                      321,597            324,629
Other, net                                           268,986            142,119
                                                ------------       ------------

Total other income (expense)                        (309,891)          (850,725)
                                                ------------       ------------

Income before income tax expense                   2,176,256         11,079,457
Income tax expense                                (1,023,419)        (4,100,000)
                                                ------------       ------------

Net income                                      $  1,152,837          6,979,457
                                                ============       ============

See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                       Statements of Stockholders' Deficit

                     Years ended February 28, 2003 and 2002


                                            Additional                      Total
                                Common        paid-in     Accumulated    stockholders'
                                 stock        capital       deficit        deficit
                              -----------   -----------   -----------    -----------
Balances, February 28, 2001   $    77,000       156,480   (11,136,756)   (10,903,276)
Net income                             --            --     6,979,457      6,979,457
Cash contribution                      --       600,000            --        600,000
                              -----------   -----------   -----------    -----------

Balances, February 28, 2002        77,000       756,480    (4,157,299)    (3,323,819)
Net income                             --            --     1,152,837      1,152,837
                              -----------   -----------   -----------    -----------

Balances, February 28, 2003   $    77,000       756,480    (3,004,462)    (2,170,982)
                              ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                            Statements of Cash Flows

                     Years ended February 28, 2003 and 2002



                                                          2003          2002
                                                      -----------   -----------
Cash flows from operating activities:
Net income                                            $ 1,152,837     6,979,457
Adjustments to reconcile net income to net cash
 provided by operating activities:
Depreciation and amortization                              73,232        49,575
Accrued interest on loans to minority stockholders       (306,250)     (277,049)
Allowance for doubtful accounts                         1,308,598       797,422
Changes in operating assets and liabilities:
Deferred tax expense                                      774,000       609,268
Trade accounts receivable                                 571,723    (4,461,492)
Inventories                                            (5,693,156)   (1,335,541)
Prepaid expenses and other assets                         349,714      (400,815)
Television production costs and other assets             (261,305)     (139,456)
Trade accounts payable                                   (800,926)      851,217
Accrued expenses                                         (382,264)    4,584,152
Income taxes payable/receivable                        (5,275,231)    3,405,000
                                                      -----------   -----------

Net cash provided by (used in) operating activities    (8,489,028)   10,661,738
                                                      -----------   -----------

Cash flows from investing activities:
Purchases of property and equipment                      (189,308)     (119,460)
                                                      -----------   -----------

Net cash used in investing activities                    (189,308)     (119,460)
                                                      -----------   -----------

Cash flows from financing activities:
Decrease in restricted cash                                    --       396,065
Advances on line of credit - majority stockholder       5,358,157     1,828,238
Payments on line of credit - majority stockholder      (3,085,696)   (6,750,380)
Capital contribution                                           --       600,000
                                                      -----------   -----------

Net cash provided by (used in) financing activities     2,272,461    (3,926,077)
                                                      -----------   -----------

Net increase (decrease) in cash                        (6,405,875)    6,616,201
Cash, beginning of period                               6,799,784       183,583
                                                      -----------   -----------

Cash, end of period                                   $   393,909     6,799,784
                                                      ===========   ===========

Supplemental disclosures:
Interest paid                                         $ 2,327,145     1,426,671
Income taxes paid                                              --     5,776,000


See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                           February 28, 2003 and 2002

(1) Summary of Significant Accounting Policies

(a) Organization

Tactica International, Inc. (Tactica or the Company) sells personal care and household products to major retailers and through direct marketing. On March 14, 2000, the Company entered into an agreement in which substantially all the assets and liabilities of Tactica International, LLC and Health Direct, LLC (collectively, the Predecessor Company) were transferred to the Company.

(b) Revenue Recognition

The Company recognizes revenue when it ships its product to customers. Customers at times request credits for returned product or in connection with incentives such as cooperative advertising agreements. The Company reduces sales or increases selling, general, and administrative expenses, depending on the nature of the credits, for estimated future credits to customers. Management bases such estimates either on historical information about credits issued, relative to total sales, or on specific knowledge of incentives offered to retailers.

(c) Advertising Expense

Advertising expense is comprised of media, agency, and production expenses. Advertising expenses are charged to expense in the month in which the advertising first takes place. Certain production costs to produce direct response advertising are capitalized and amortized over the expected life of the advertisement.

(d) Inventories

Inventories are stated at the lower of cost or market, determined on a FIFO (first-in, first-out) basis. Inventories at February 28, 2003 and 2002 consist primarily of finished goods.

(e) Property and Equipment

Property and equipment is capitalized at cost and depreciated using the straight-line method over the estimated useful lives of the various assets. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of property and equipment sold or otherwise retired and the related accumulated depreciation is removed from the accounts, with any resulting gain or loss included in results from operations.

(f) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying value amounts of existing assets and liabilities and their respective tax bases, as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                           February 28, 2003 and 2002

(g) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2) Accounts Receivable

Accounts receivable was comprised of the following at February 28:



                                                      2003             2002
                                                   -----------      -----------
Accounts receivable                                $ 9,112,492        9,684,215
Less allowance for doubtful accounts                (4,017,707)      (2,709,109)
                                                   -----------      -----------

Accounts receivable, net                           $ 5,094,785        6,975,106
                                                   ===========      ===========



(3) Property and Equipment

A summary of property and equipment at February 28 was as follows:


                                        Useful lives
                                          (years)        2003           2002
                                         --------      ---------      ---------
Furniture and fixtures                          7      $  48,718         34,532
Leasehold improvements                         10         43,122         18,546
Showroom                                        7         47,971         47,971
Computer equipment                              5        250,628        190,843
Office equipment                                5         66,007         34,141
Computer software                               3         45,633          8,002
Vehicles                                        5         21,264             --
                                                       ---------      ---------

                                                         523,343        334,035
Less accumulated depreciation                           (288,848)      (215,616)
                                                       ---------      ---------

                                                       $ 234,495        118,419
                                                       =========      =========


                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                           February 28, 2003 and 2002

(4) Income Taxes

The Company's effective tax rate differed from the statutory federal income tax rate at February 28 due to the following:



                                                             2003     2002
                                                             ----     ----
Income tax at statutory rate                                 35.0%    35.0
State and local income tax provision                         10.0     10.0
Reversal of valuation allowance                                --     (8.0)
Other                                                         2.0       --
                                                             ----     ----

Effective tax rate                                           47.0%    37.0
                                                             ====     ====


The tax effects of significant temporary differences representing deferred tax assets at February 28 were as follows:


                                                                       2003          2002
                                                                    ----------    ----------
Uniform capitalization adjustment, depreciation, and amortization   $ (764,419)     (311,630)
Net operating loss carryforwards                                        95,263            --
Allowance for doubtful accounts                                        552,221            --
Accrued bonus                                                          139,783            --
Unearned revenue                                                        96,203     1,219,099
Other                                                                   14,418            --
                                                                    ----------    ----------

Net deferred tax assets                                             $  133,469       907,469
                                                                    ==========    ==========


At February 28, 2001, the Company had net operating loss carryforwards of approximately $3,482,000, which were fully realized during the year ended February 28, 2002. The realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Certain of the Company's gross deferred tax assets did not, in the opinion of management, meet that standard as of February 28, 2001. Therefore, the Company had recognized a valuation allowance for those assets. The amount of the deferred tax asset considered realizable could be reduced if estimates of future taxable income during the period are reduced.

The components of income tax expense were as follows:


                                     2003         2002
                                  ----------   ----------
                       Current    $  249,419    3,491,000
                       Deferred      774,000      609,000
                                  ----------   ----------

                                  $1,023,419    4,100,000
                                  ==========   ==========

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                           February 28, 2003 and 2002

(5) Line of Credit--Majority Stockholder

The Company has a $17,500,000 line of credit with the 55% stockholder in the Company expiring on March 14, 2005. Borrowings under the line of credit bear interest at the prime rate (4.25% and 4.75% at February 28, 2003 and 2002, respectively). Borrowings under the line of credit at February 28, 2003 and 2002 were $14,850,319 and $12,577,858, respectively. The unpaid balance and interest on the line of credit has a maturity date of March 14, 2005. The line of credit contains covenants requiring minimum working capital, net worth, cash flow from operations, and earnings before interest, taxes, depreciation, and amortization (EBITDA). At February 28, 2003 and 2002, the Company was not in compliance with certain of these covenants. Under the provisions of the related loan agreement, the related party could have declared the loans in default and demanded immediate payment. Accordingly, the line of credit has been classified as a current liability at February 28, 2003 and 2002.

(6) Note Payable--Majority Stockholder

The Company has a note payable to the 55% stockholder in the Company. Interest is due quarterly at a rate of 8.75% per annum. The loan is due and payable on March 14, 2005.

(7) Commitments and Contingencies

Beginning in July 2003, the Company leases its office facilities under a noncancelable operating lease expiring in February 2006. Rent expense for the years ended February 28, 2003 and 2002 was $760,691 and $316,069, respectively.

Future minimum rentals for noncancellable operating leases with terms in excess of one year as of February 28, 2003 were as follows:

                  Year ending February 28:
                          2004              $  778,887
                          2005                 778,887
                          2006                 778,887
                                            ----------

                                            $2,336,661
                                            ==========

Included in the results of operations for the years ended February 28, 2003 and 2002 and in accrued expenses at February 28, 2003 and 2002 are costs incurred or accrued related to litigation and contingencies arising in the normal course of business. Management believes that amounts accrued are adequate as of February 28, 2003 and 2002 and that any additional costs that may result from resolution of these contingencies would not have a material effect on the Company's financial position, results of operations, or cash flows.

(8) Significant Customer

During the year ended February 28, 2002, one of the Company's customers accounted for 15% of net sales.

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                           February 28, 2003 and 2002

(9) Related Party Transactions

The Company loaned the three minority stockholders of the Company a total of $3,500,000 on March 14, 2000. The loans bear interest at 8.75% per annum. All principal and unpaid interest on the loans is due and payable March 14, 2005.

During 2002 and part of 2003, the Company occupied office space leased by an entity in which the minority stockholders have an interest. During the years ended February 28, 2003 and 2002, the Company paid approximately $121,000 and $290,000, respectively, for rent on behalf of such entity.

Two minority stockholders of the Company have an ownership interest in Prime Time Media, a company that is owed $455,734 by Tactica. This amount is included in accounts payable at February 28, 2003 and 2002.

(10) Stockholders' Equity

Concurrent with changes to agreements between the majority and minority stockholders, certain minority stockholders contributed $600,000 to the Company during the year ended February 28, 2002.

                        Report of Independent Registered
                             Public Accounting Firm

The Board of Directors
Tactica International, Inc.:

We have audited the accompanying balance sheets of Tactica International, Inc. (the Company) as of February 29, 2004 and February 28, 2003, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tactica International, Inc. as of February 29, 2004 and February 28, 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

El Paso, Texas
May 12, 2004

                           TACTICA INTERNATIONAL, INC.

                                 Balance Sheets

                     February 29, 2004 and February 28, 2003


                                                                      2004            2003
                                                                  ------------    ------------
                                     Assets
Cash                                                              $    185,244         393,909
Accounts receivable, net                                             1,323,974       5,094,785
Income tax refund receivable                                         3,008,174       1,870,231
Inventories                                                         10,589,854      11,187,525
Prepaid expenses                                                       696,441         436,628
Production television costs, net of amortization                       428,339         552,311
Deferred tax asset                                                   2,025,473              --
                                                                  ------------    ------------

Total current assets                                                18,257,499      19,535,389
Property and equipment, net of accumulated depreciation                184,773         234,495
Security deposits and other                                             27,940          54,194
Deferred tax asset                                                          --         133,469
Loans to minority stockholders                                       4,715,621       4,409,371
                                                                  ------------    ------------

Total assets                                                      $ 23,185,833      24,366,918
                                                                  ============    ============

                     Liabilities and Stockholders' Deficit
Accounts payable                                                  $ 14,046,366       3,247,222
Accrued expenses                                                     3,159,894       4,940,359
Line of credit - majority stockholder                               13,665,109      14,850,319
                                                                  ------------    ------------

Total current liabilities                                           30,871,369      23,037,900
Loan payable - majority stockholder                                  3,500,000       3,500,000
                                                                  ------------    ------------

Total liabilities                                                   34,371,369      26,537,900
                                                                  ------------    ------------

Stockholders' deficit:
Common stock; 1,000 shares authorized, 1,000 shares outstanding         77,000          77,000
Additional paid-in capital                                             756,480         756,480
Accumulated deficit                                                (12,019,016)     (3,004,462)
                                                                  ------------    ------------

Total stockholders' deficit                                        (11,185,536)     (2,170,982)
                                                                  ------------    ------------

Total liabilities and stockholders' deficit                       $ 23,185,833      24,366,918
                                                                  ============    ============


See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                            Statements of Operations

               Years ended February 29, 2004 and February 28, 2003



                                                    2004               2003
                                                ------------       ------------
Net sales                                       $ 39,609,912         79,174,392
Cost of goods sold                                20,375,709         23,751,341
                                                ------------       ------------

Gross profit                                      19,234,203         55,423,051
                                                ------------       ------------

Operating expenses:
Media advertising                                 11,603,395         24,835,795
Other                                             21,123,822         28,101,109
                                                ------------       ------------

                                                  32,727,217         52,936,904

Operating income (loss)                          (13,493,014)         2,486,147
                                                ------------       ------------

Other income (expense):
Interest expense                                    (895,993)          (900,474)
Interest income                                      306,349            321,597
Other, net                                           348,063            268,986
                                                ------------       ------------

Total other income (expense)                        (241,581)          (309,891)
                                                ------------       ------------

Income (loss) before income tax                  (13,734,595)         2,176,256
Income tax (expense) benefit                       4,720,041         (1,023,419)
                                                ------------       ------------

Net income (loss)                               $ (9,014,554)         1,152,837
                                                ============       ============


See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                       Statements of Stockholders' Deficit

               Years ended February 29, 2004 and February 28, 2003



                                            Additional                      Total
                                Common        paid-in     Accumulated    stockholders'
                                 stock        capital       deficit        deficit
                              -----------   -----------   -----------    -----------
Balances, February 28, 2002   $    77,000       756,480    (4,157,299)    (3,323,819)
Net income                             --            --     1,152,837      1,152,837
                              -----------   -----------   -----------    -----------

Balances, February 28, 2003        77,000       756,480    (3,004,462)    (2,170,982)
Net loss                               --            --    (9,014,554)    (9,014,554)
                              -----------   -----------   -----------    -----------

Balances, February 29, 2004   $    77,000       756,480   (12,019,016)   (11,185,536)
                              ===========   ===========   ===========    ===========


See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                            Statements of Cash Flows

               Years ended February 29, 2004 and February 28, 2003


                                                          2004            2003
                                                      ------------    ------------
Cash flows from operating activities:
Net income (loss)                                     $ (9,014,554)      1,152,837
Adjustments to reconcile net income to net cash
 provided by operating activities:
Depreciation and amortization                               77,869          73,232
Accrued interest on loans to minority stockholders        (306,250)       (306,250)
Allowance for doubtful accounts                         (1,972,299)      1,308,598
Changes in operating assets and liabilities:
Deferred tax expense                                    (1,892,004)        774,000
Trade accounts receivable                                5,743,109         571,723
Inventories                                                597,671      (5,693,156)
Prepaid expenses and other assets                         (233,125)        349,714
Television production costs and other assets               123,972        (261,305)
Trade accounts payable                                  10,799,143        (800,926)
Accrued expenses                                        (1,780,467)       (382,264)
Income taxes payable/receivable                         (1,137,943)     (5,275,231)
                                                      ------------    ------------

Net cash provided by (used in) operating activities      1,005,122      (8,489,028)
                                                      ------------    ------------

Cash flows from investing activities:
Purchases of property and equipment                        (28,577)       (189,308)
                                                      ------------    ------------

Net cash used in investing activities                      (28,577)       (189,308)
                                                      ------------    ------------

Cash flows from financing activities:
Advances on line of credit - majority stockholder        2,362,071       5,358,157
Payments on line of credit - majority stockholder       (3,547,281)     (3,085,696)
                                                      ------------    ------------

Net cash provided by (used in) financing activities     (1,185,210)      2,272,461
                                                      ------------    ------------

Net decrease in cash                                      (208,665)     (6,405,875)
Cash, beginning of period                                  393,909       6,799,784
                                                      ------------    ------------

Cash, end of period                                   $    185,244         393,909
                                                      ============    ============

Supplemental disclosures:
Interest paid                                         $  3,223,138       2,327,145


See accompanying notes to financial statements.

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(1)  Summary of Significant Accounting Policies

(a)  General

Tactica International, Inc. (Tactica or the Company) designs, develops, imports, and distributes personal care and household products to major retailers and through direct marketing. We purchase our products from unaffiliated manufacturers, most of which are located in the Peoples' Republic of China and the U.S. Our financial statements are prepared in U.S. Dollars and in accordance with accounting principles generally accepted in the United States of America. On March 14, 2000, the Company entered into an agreement in which substantially all the assets and liabilities of Tactica International, LLC and Health Direct, LLC (collectively, the Predecessor Company) were transferred to the Company.

(b)  Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Losses, negative working capital, and negative cash flows raise substantial doubt about the Company's ability to continue as a going concern. The Company's ability to obtain suitable interim financing depends on the availability of borrowing capacity, the success of its growth strategy and its future performance, and its ability to raise additional equity capital, each of which is subject to general economic, financial, competitive, legislative, regulatory, and other factors beyond the Company's control. The inability to obtain financing when required would have a material adverse effect on the Company and the implementation of its growth strategy. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(c)  Revenue Recognition

The Company recognizes revenue when it ships its product to customers. Customers at times request credits for returned product or in connection with incentives such as cooperative advertising agreements. The Company reduces sales or increases selling, general, and administrative expenses, depending on the nature of the credits, for estimated future credits to customers. Management bases such estimates either on historical information about credits issued, relative to total sales, or on specific knowledge of incentives offered to retailers.

(d)  Consideration Paid to Customers

We offer our customers certain incentives in the form of cooperative advertising arrangements, product markdown allowances, trade discounts, cash discounts, and slotting fees. We account for these incentives in accordance with Emerging Issues Task Force Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer , (EITF 01-9). In instances where the customer is required to provide us with proof of performance, reductions in amounts received from customers as a result of cooperative advertising programs are included in our Statements of Operations on the line entitled Other. Other reductions in amounts received from customers as a result of cooperative advertising programs are recorded as reductions of Net sales. Markdown allowances, trade discounts, and cash discounts are all recorded as reductions of Net sales. Customer incentives included in Other were $2,033,000 and $1,651,000 for fiscal years 2004 and 2003, respectively.

                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(e)  Shipping and Handling Revenues and Expenses

We report revenue from shipping and handling charges on the Net sales line of our Statements of Operations, in accordance with paragraph 5 of Emerging Issues Task Force Issue 00-10, Accounting for Shipping and Handling Fees and Costs . We only include charges for shipping and handling in Net sales for sales made to direct response customers and retail customers ordering relatively small dollar amounts of product. Our shipping and handling expenses far exceed our shipping and handling revenues. Shipping and handling expenses are included in our Statements of Operations on the Other operating expenses line. Our expenses for shipping and handling totaled $4,574,000 and $6,946,000 during fiscal years ended 2004 and 2003, respectively.

(f)  Advertising Expense

Advertising expense is comprised of media, agency, and production expenses. Advertising expenses are charged to expense in the month in which the advertising first takes place. Certain production costs to produce direct response advertising are capitalized and amortized over the expected life of the advertisement.

(g)  Valuation of Accounts Receivable

Our allowance for doubtful accounts reflects our best estimate of probable losses, determined principally on the basis of historical experience and specific allowances for known troubled accounts.

(h)  Inventories and Cost of Goods Sold

Inventories at February 29, 2004 and February 28, 2003 consist almost entirely of finished goods. We account for inventory using a first-in-first-out system in which we record inventory on our balance sheets at the lower of our cost or net realizable value. A product's cost is comprised of the amount that we pay our manufacturer for product, tariffs and duties associated with transporting product across national borders and freight costs associated with transporting the product from our manufacturers to our warehouse locations. When circumstances dictate that we use net realizable value in lieu of cost, we base our estimates on expected future selling prices less expected disposal costs. The Cost of goods sold line item on the Statements of Operations is comprised of the book value (lower of cost or net realizable value) of inventory sold to customers during the reporting period.

(i)  Property and Equipment

Property and equipment is capitalized at cost and depreciated using the straight-line method over the estimated useful lives of the various assets. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of property and equipment sold or otherwise retired and the related accumulated depreciation is removed from the accounts, with any resulting gain or loss included in results from operations.

                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(j)  Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying value amounts of existing assets and liabilities and their respective tax bases, as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(k)  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(l)  Reclassification

Certain amounts have been reclassified in the prior year to conform with the current presentation.

(m)  New Accounting Guidance

On April 30, 2003, the FASB issued FASB Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, (SFAS 149). These amendments clarify the definition of derivatives, expand the nature of exemptions from Statement 133, clarify the application of hedge accounting when using certain instruments and modify the cash flow presentation of derivative instruments that contain financing elements. The Statement clarifies the accounting for option-based contracts used as hedging instruments in a cash flow hedge of the variability of the functional-currency-equivalent cash flows for a recognized foreign-currency-denominated asset or liability that is re-measured at spot exchange rates. This approach was issued to alleviate income statement volatility that is generated by the mark-to-market accounting of an option's time value component. This Statement is effective for all derivative transactions and hedging relationships entered into or modified after June 30, 2003. We currently do not have any derivative instruments nor have we engaged in hedging activities that are covered under this statement.

In May 2003, the FASB issued FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity , (SFAS 150). This statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that issuers classify as liabilities a financial instrument that is within its scope as a liability because that financial instrument embodies an obligation of the issuer. This Statement does not affect the timing of recognition of financial instruments as contingent consideration nor does it apply to obligations

                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003

under stock-based compensation arrangements if those obligations are accounted for under APB Opinion No. 25. We are still reviewing the effects of SFAS 150 on our financial statements. We currently do not have any financial instruments that are covered under this statement.

In December 2003, the FASB issued FASB Interpretation No. 46R (FIN 46R), Consolidation of Variable Interest Entities, (FIN 46R). FIN 46R replaces the same titled FIN 46 that was issued in January 2003. FIN 46R identifies when entities must be consolidated with the financial statements of a company where the investors in an entity do not have the characteristics of a controlling financial interest or the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. Application of this Interpretation is effective for any financial statements we issue after December 15, 2003. We have no interests in any entities, therefore, FIN 46R had no effect on our financial statements.

(2)  Accounts Receivable and Income Taxes Receivable

Accounts receivable was comprised of the following at February 29, 2004 and February 28, 2003:


                                                       2004             2003
                                                   -----------      -----------
Accounts receivable                                $ 3,369,382        9,112,492
Less allowance for doubtful accounts                (2,045,408)      (4,017,707)
                                                   -----------      -----------

Accounts receivable, net                           $ 1,323,974        5,094,785
                                                   ===========      ===========


Income taxes receivable was comprised of the following at February 29, 2004:

                          Federal          $3,001,758
                          New York State        6,012
                          New York City           404
                                           ----------

                                           $3,008,174
                                           ==========


                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(3)  Property and Equipment

A summary of property and equipment at February 29, 2004 and February 28, 2003 was as follows:


                                         Useful
                                      lives (years)       2004           2003
                                        ---------      ---------      ---------
Furniture and fixtures                          7      $  50,318         48,718
Leasehold improvements                         10         42,150         43,122
Showroom                                        7         47,971         47,971
Computer equipment                              5        265,300        250,628
Office equipment                                5         64,505         66,007
Computer software                               3         58,835         45,633
Vehicles                                        5         21,264         21,264
                                                       ---------      ---------

                                                         550,343        523,343
Less accumulated depreciation                           (365,570)      (288,848)
                                                       ---------      ---------

                                                       $ 184,773        234,495
                                                       =========      =========


(4)  Income Taxes

The Company's effective tax rate differed from the statutory federal income tax rate at February 29, 2004 and February 28, 2003 due to the following:

                                                    2004      2003
                                                   ------    ------
            Income tax at statutory rate             35.0      35.0
            State and local income tax provision     10.0      10.0
            Valuation allowance                     (12.9)       --
            Other                                     2.3       2.0
                                                   ------    ------

            Effective tax rate                       34.4      47.0
                                                   ======    ======



                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003

The tax effects of significant temporary differences representing deferred tax assets at February 29, 2004 and February 28, 2003 were as follows:



                                                                       2004           2003
                                                                    -----------    -----------
Uniform capitalization adjustment, depreciation, and amortization   $  (943,493)      (764,419)
Net operating loss carryforwards                                      4,297,788         95,263
Allowance for doubtful accounts                                         206,739        552,221
Accrued bonus                                                                --        139,783
Unearned revenue                                                        221,051         96,203
Other                                                                    13,581         14,418
                                                                    -----------    -----------

                                                                      3,795,666        133,469
Valuation allowance                                                  (1,770,193)            --
                                                                    -----------    -----------

Net deferred tax assets                                             $ 2,025,473        133,469
                                                                    ===========    ===========

At February 29, 2004, the Company had net operating loss carry forwards of approximately $5,957,000, which will be fully realized during the year ending February 28, 2005. The realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Based on the purchase of the 55% interest of the majority stockholder, along with the debt forgiveness of the $17,161,000 of secured debt and accrued interest, management expects a positive effect on future levels of taxable income. With this, Tactica expects the realization of the majority, or all, of the deferred tax asset.

As of the end of fiscal year 2004, the net operating loss carryforwards included in the gross deferred tax asset totaling $4,297,788 will expire if not utilized by fiscal year 2024.

The components of income tax benefit (expense) were as follows:

                                    2004           2003
                                -----------    -----------
                     Current    $ 1,057,844       (249,419)
                     Deferred     3,662,197       (774,000)
                                -----------    -----------

                                $ 4,720,041     (1,023,419)
                                ===========    ===========


                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(5)  Line of Credit - Majority Stockholder

The Company had a $17,500,000 line of credit with the 55% stockholder in the Company expiring on March 14, 2005. Borrowings under the line of credit bore interest at the prime rate (4.0% and 4.25% at February 29, 2004 and February 28, 2003, respectively). Borrowings under the line of credit at February 29, 2004 and February 28, 2003 were $13,665,109 and $14,850,319, respectively. The unpaid balance and interest on the line of credit has a maturity date of March 14, 2005. The line of credit contains covenants requiring minimum working capital, net worth, cash flow from operations, and earnings before interest, taxes, depreciation, and amortization (EBITDA). At February 29, 2004 and February 28, 2003, the Company was not in compliance with certain of these covenants. Under the provisions of the related loan agreement, the related party could have declared the loans in default and demanded immediate payment. Accordingly, the line of credit has been classified as a current liability at February 29, 2004 and February 28, 2003. See note 9.

(6)  Note Payable - Majority Stockholder

As of February 29, 2004 and February 28, 2003 the Company had a note payable to the 55% stockholder in the Company. Interest was due quarterly at a rate of 8.75% per annum. The loan was due and payable on March 14, 2005. See note 9.

(7)  Commitments and Contingencies

Beginning in July 2003, the Company leases its office facilities under a noncancelable operating lease expiring in February 2006. Rent expense for years ended February 29, 2004 and the year ended February 28, 2003 was $823,446 and $760,691, respectively.

Future remaining minimum rentals for noncancelable operating leases with terms in excess of one year as of February 29, 2004 were as follows:


                               2005   $  778,887
                               2006      778,887
                                      ----------

                                      $1,557,774
                                      ==========

Included in the results of operations for the years ended February 29, 2004 and February 28, 2003 and in accrued expenses at February 29, 2004 and February 28, 2003 are costs incurred or accrued related to litigation and contingencies arising in the normal course of business. Management believes that amounts accrued are adequate as of February 29, 2004 and February 28, 2003 and that any additional costs that may result from resolution of these contingencies would not have a material effect on the Company's financial position, results of operations, or cash flows.


                                                                     (Continued)

                           TACTICA INTERNATIONAL, INC.

                          Notes to Financial Statements

                     February 29, 2004 and February 28, 2003


(8)  Related Party Transactions

The Company loaned the three minority stockholders of the Company a total of $3,500,000 on March 14, 2000. The loans bore interest at 8.75% per annum. All principal and unpaid interest on the loans is due and payable March 14, 2005.

During 2002 and part of 2003, the Company occupied office space leased by an entity in which the minority stockholders have an interest. During the years ended February 29, 2004 and February 28, 2003, the Company paid approximately $-0- and $121,000, respectively, for rent on behalf of such entity.

Two minority stockholders of the Company have an ownership interest in Prime Time Media, a company that is owed $455,734 by Tactica. This amount is included in accounts payable at February 29, 2004 and February 28, 2003.

(9)  Subsequent Events

On April 29, 2004, the Company and its stockholders entered into a series of transactions that consolidated ownership of Tactica and reduced the working capital deficiency. The stockholder-operating managers, who collectively owned a 45% interest in the Company, contributed $3,050,000 in marketable securities to Tactica. The majority stockholder transferred its 55% interest in Tactica to the stockholder-operating managers and accepted the marketable securities and rights to certain Tactica tax refunds and intellectual properties in full satisfaction of $17,161,000 owed by Tactica under the secured line of credit and loan payable. In connection with these transactions, the Company's loans to the minority stockholders were eliminated.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

IGIA, Inc.:

We have audited the accompanying consolidated balance sheet of IGIA, Inc. and its wholly-owned subsidiary (the "Company") as of February 28, 2005, and the related consolidated statements of operations, deficiency in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of February 28, 2005, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Russell Bedford Stefanou Mirchandani LLP

New York, New York
June 15, 2005

                                   IGIA, INC.

                     (Formerly Tactica International, Inc.)
                           CONSOLIDATED BALANCE SHEET

                                                                    February 28,
                                     ASSETS                            2005
                                                                   ------------
CURRENT ASSETS:
Cash                                                               $      2,160
Accounts receivable, net of allowance for doubtful accounts              93,633
Inventories                                                           3,070,652
Prepaid expenses                                                        136,592
                                                                   ------------
Total current assets                                                  3,303,037
Property and equipment, net of accumulated depreciation                 137,426
Other asset                                                              35,054
                                                                   ------------
Total Assets                                                       $  3,475,517
                                                                   ============

               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Pre-petition liabilities                                           $ 15,643,072
Accounts payable                                                      1,255,476
Accrued expenses                                                        526,595
Note payable                                                            305,579
                                                                   ------------
    Total current liabilities                                        17,730,722
                                                                   ------------

DEFICIENCY IN STOCKHOLDERS' EQUITY:
Preferred stock, Series E, par value $0.001 per share; 1,000,000
  shares authorized; 261,574 shares, issued and outstanding                 262
Common stock, par value  $0.001 per share; 100,000,000 shares
  authorized, 18,002,933 shares issued and outstanding                   18,003
Additional paid -in- capital                                         13,942,910
Accumulated deficit                                                 (28,216,380)
                                                                   ------------
Total Deficiency in Stockholders' Equity                            (14,255,205)
                                                                   ------------
    Total Liabilities and Deficiency in Stockholders' Equity       $  3,475,517
                                                                   ============

       See accompanying footnotes to the consolidated financial statements

                                   IGIA, INC.

                     (Formerly Tactica International, Inc.)
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                    Year Ended
                                                                   February 28,
                                                                       2005
                                                                   ------------
REVENUES:
  Net sales                                                        $ 11,324,450
  Cost of sales                                                      11,558,596
                                                                   ------------
  Gross loss                                                           (234,146)
                                                                   ------------
OPERATING EXPENSES:
  Media advertising                                                     613,867
  Financial advisory fee                                              3,275,000
  Other selling, general and administrative                          10,320,095
                                                                   ------------
  Total operating expenses                                           14,208,962
                                                                   ------------
LOSS FROM OPERATIONS                                                (14,443,108)
                                                                   ------------

OTHER INCOME EXPENSE:
  Interest expense, net                                                (176,425)
  Other                                                                 (19,728)
                                                                   ------------
                                                                       (196,153)
                                                                   ------------
LOSS BEFORE REORGANIZATION ITEMS AND INCOME TAXES                   (14,639,261)
                                                                   ------------

REORGANIZATION ITEMS:
  Provision for rejected executory contracts                           (871,420)
  Professional fees                                                    (686,683)
                                                                   ------------
                                                                     (1,558,103)
                                                                   ------------
LOSS BEFORE INCOME TAXES                                            (16,197,364)

Income taxes                                                                 --
                                                                   ------------
NET LOSS                                                           $(16,197,364)
                                                                   ============
Net loss per common share (basic and diluted)                      $      (0.90)
                                                                   ============
Weighted average common shares outstanding                           18,002,933
                                                                   ============

       See accompanying footnotes to the consolidated financial statements

                                   IGIA, INC.

                     (Formerly Tactica International, Inc.)
          CONSOLIDATED STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY

                                                                                                            Additional
                                                              Series E                                        Paid-In
                                                          Preferred Stock           Common Stock              Capital
                                                         -----------------    -------------------------    ------------
Balance at March 1, 2004                                      --        --         1,000    $    77,000    $    756,480
Exchange of net assets and liabilities, with
  previous majority shareholder of Tactica, for
  100% of previous owners' equity interest                                                                    6,198,587
Cancellation of Tactica International, Inc.
  shares                                                                          (1,000)       (77,000)         77,000
Issuance of shares in connection with merger with
  Diva Entertainment, Inc.                                                     9,400,000          9,400
Receipt and subsequent cancellation of shares
  received in exchange for distribution of
  wholly-owned subsidiary to shareholder                                      (3,725,000)        (3,725)          3,725
Cancellation of shares previously issued in
  connection with merger with Diva Entertainment, Inc.                        (1,209,000)        (1,209)          1,209
Issuance of shares in exchange for previously
  issued and outstanding shares held by Diva
  Entertainment, Inc. preferred shareholders                                   6,693,340          6,693
Issuance of shares in exchange for previous
  issued and outstanding shares held by Diva
  Entertainment, Inc. common shareholders                                      5,593,593          5,594
Issuance of preferred shares in connection with
  merger with Diva Entertainment, Inc.                   261,000       261
Issuance of shares in exchange for services rendered                           1,250,000          1,250       3,273,750
Issuance of shares in exchange for services rendered                           1,750,000          1,750       4,583,250
Cancellation of previously issued shares in
  connection with services rendered                                           (1,750,000)        (1,750)     (4,583,250)
Issuance of preferred shares in exchange for
  previously incurred debt                                   574         1                                    3,632,159
Net Loss                                                      --        --            --             --              --
                                                         -------   -------    ----------    -----------    ------------
Balance at February 28, 2005                             261,574   $   262    18,002,933    $    18,003    $ 13,942,910
                                                         =======   =======    ==========    ===========    ============

                                                                             Total
                                                                         Deficiency in
                                                         Accumulated     Stockholders'
                                                            Deficit         Equity
                                                         ------------    ------------
Balance at March 1, 2004                                 $(12,019,016)   $(11,185,536)
Exchange of net assets and liabilities, with
  previous majority shareholder of Tactica, for
  100% of previous owners' equity interest                                  6,198,587
Cancellation of Tactica International, Inc.
  shares                                                                           --
Issuance of shares in connection with merger with
  Diva Entertainment, Inc.                                                      9,400
Receipt and subsequent cancellation of shares
  received in exchange for distribution of
  wholly-owned subsidiary to shareholder                                           --
Cancellation of shares previously issued in
  connection with merger with Diva Entertainment, Inc.                             --
Issuance of shares in exchange for previously
  issued and outstanding shares held by Diva
  Entertainment, Inc. preferred shareholders                                    6,693
Issuance of shares in exchange for previous
  issued and outstanding shares held by Diva
  Entertainment, Inc. common shareholders                                       5,594
Issuance of preferred shares in connection with
  merger with Diva Entertainment, Inc.                                            261
Issuance of shares in exchange for services rendered                        3,275,000
Issuance of shares in exchange for services rendered                        4,585,000
Cancellation of previously issued shares in
  connection with services rendered                                        (4,585,000)
Issuance of preferred shares in exchange for
  previously incurred debt                                                  3,632,160
Net Loss                                                  (16,197,364)    (16,197,364)
                                                         ------------    ------------
Balance at February 28, 2005                             $(28,216,380)   $(14,255,205)
                                                         ============    ============

       See accompanying footnotes to the consolidated financial statements

                                   IGIA, INC.

                     (Formerly Tactica International, Inc.)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    Year Ended
                                                                   February 28,
                                                                       2005
                                                                   ------------
Cash flows from operating activities:
  Net loss                                                         $(16,197,364)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation and amortization                                        76,520
    Issuance of common stock for services                             3,275,000
    Common stock issued in reverse merger                                21,948
    Interest income debited to notes receivable                         (51,042)
    Interest expense credited to notes payable                           74,855
  Changes in operating assets and liabilities:
    Accounts receivable                                                 860,846
    Inventory                                                         7,519,202
    Tax refund receivable                                               107,058
    Other current assets                                                988,188
    Deposits and other assets                                            (7,114)
    Accounts payable                                                  1,241,145
    Other current liabilities                                           526,595
    Pre-petition liabilities                                            485,884
                                                                   ------------
        Net cash used in operating activities                        (1,078,279)
                                                                   ------------
Cash flows from investing activities
    Purchases of property and equipment                                 (14,842)
                                                                   ------------
        Net cash used in investing activities                           (14,842)
                                                                   ------------
Cash flows from financing activities
    Proceeds from line of credit                                        510,037
    Proceeds from note payable                                          300,000
    Pre-petition liabilities                                            100,000
                                                                   ------------
        Net cash provided by financing activities                       910,037
                                                                   ------------
        Net decrease in cash                                           (183,084)
Cash at beginning of year                                               185,244
                                                                   ------------
Cash at end of year                                                $      2,160
                                                                   ============
Supplemental disclosures of cash flow information:
    Cash paid during the year for interest                         $     10,000
                                                                   ============
    Cash paid during the year for taxes                            $         --
                                                                   ============

       See accompanying footnotes to the consolidated financial statements

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(1) Summary of Significant Accounting Policies

(a) General

IGIA, Inc., formerly Tactica International, Inc. (the "Company", "Registrant" or "IGIA"), is incorporated under the laws of the State of Delaware. The Company, through its wholly-owned subsidiary, Tactica International, Inc. ("Tactica") designs, develops, imports, and distributes personal care and household products to major retailers and through direct marketing. We purchase our products from unaffiliated manufacturers most of which are located in the People's Republic of China and the United States. The consolidated financial statements include the accounts of the Registrant and its wholly-owned subsidiary, Tactica. All significant inter-company transactions and balances have been eliminated in consolidation.

(b) Chapter 11 Reorganization and Going Concern

On October 21, 2004, Tactica, which accounts for all of the current operations of the Company, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in Bankruptcy Court for the Southern District of New York (the "Court"). IGIA is not seeking bankruptcy protection. Tactica remains in possession of its assets and the management of its property as a debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code. On October 25, 2004, the Court approved, on an interim basis, a Stipulation and Consent Order (the "Stipulation") with Innotrac Corporation ("Innotrac") (a copy of the Stipulation and the Order approving the Stipulation on an interim basis, are filed as an exhibit to the Form 8-K for October 21, 2004, filed by IGIA). Following the interim approval of the Stipulation by the Court on October 25, 2004, Innotrac began processing, packing and releasing Tactica's inventory for fulfillment of customer orders.

In the ordinary course of Tactica's business, Innotrac warehoused Tactica's products, processed orders and inventory and shipped these products to Tactica's customers. Innotrac informed Tactica that Innotrac would not permit Tactica to remove its inventory stored with Innotrac unless Tactica paid Innotrac all amounts allegedly due. Despite numerous attempts to obtain financing prior to its filing for bankruptcy protection, Tactica was unable to do so. As a result of the foregoing factors, Tactica did not have a sufficient available source of working capital to continue its normal operation of business. Although Tactica and Innotrac attempted to reach an out of court agreement to resolve the terms of payment to Innotrac, the terms could not be agreed upon. The parties agreed upon the terms of the Stipulation, which contemplated the filing of a bankruptcy petition and Court approval.

The Stipulation provided for a mechanism which was to have enabled Tactica to have its inventory shipped and sold to its customers. Pursuant to the Stipulation, Innotrac agreed to release its lien with respect to Tactica's inventory at the time such inventory was released for shipments to customers. With respect to the first $1.6 million in customer orders, Tactica was to pay Innotrac 55% of the sales proceeds promptly upon receipt of customer payments and Tactica was to retain the remainder for its working capital. With respect to subsequent customer orders, Tactica was to pay Innotrac 60% of the sales proceeds upon receipt of customer payments and retain the remainder. The proceeds paid to Innotrac reduced the agreed upon $2,753,281 of debt owed by Tactica to Innotrac, plus to the extent allowable under the Bankruptcy Code or other applicable law, pre-petition interest and post-petition interest, fees, cost, charges and expenses including attorney's fees.

The Stipulation provided for Tactica to prepay Innotrac for fulfillment services, pay monthly storage charges to Innotrac, remit customer payments to Innotrac within a specified period, and make minimum monthly payments to reduce its debt owed Innotrac and repay the debt in full by August 31, 2005. Innotrac issued a Stipulation default notice on January 18, 2005 and ceased order processing activities. Tactica disputes the alleged defaults and the parties are seeking a resolution prior to a Court trial that would provide for a consensual liquidation of the inventory and distribution of the proceeds therefrom to Innotrac, Tactica's unsecured creditors and a secured Tactica creditor. In the event that Innotrac prevails, Innotrac could receive Court approval to liquidate Tactica's products and use the proceeds to reduce Tactica's obligation to Innotrac.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The bankruptcy petition, losses, negative working capital and net worth of Tactica raise substantial doubt about Tactica's ability to continue as a going concern. Tactica's ability to obtain additional financing depends on the availability of its borrowing capacity, the success of its growth strategy, its future performance and its ability to successfully emerge from bankruptcy, each of which is subject to general economic, financial, competitive, legislative, regulatory, and other factors beyond the Company's control. The inability to obtain financing when required would have a material adverse effect on the Company and the implementation of its business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(c) Revenue Recognition

Revenues are recognized in the period that services are provided. For revenue from product sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, REVENUE RECOGNITION ("SAB104"), which superceded Staff Accounting Bulletin No. 101, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

SAB 104 incorporates Emerging Issues Task Force 00-21 ("EITF 00-21"), MULTIPLE-DELIVERABLE REVENUE ARRANGEMENTS. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's consolidated financial position and results of operations was not significant.

(d) Consideration Paid to Customers

We offer our customers certain incentives in the form of cooperative advertising arrangements, product markdown allowances, trade discounts, cash discounts, and slotting fees. We account for these incentives in accordance with Emerging Issues Task Force Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer , (EITF 01-9). Markdown allowances, trade discounts, cooperative advertising program participation and cash discounts are all recorded as reductions of Net sales. Customer incentives included in Other approximated $652,000 for fiscal year 2005.

(e) Shipping and Handling Revenues and Expenses

We report revenue from shipping and handling charges on the Net sales line of our Statements of Operations, in accordance with paragraph 5 of Emerging Issues Task Force Issue 00-10, Accounting for Shipping and Handling Fees and Costs . We only include charges for shipping and handling in Net sales for sales made to direct response customers and retail customers ordering relatively small dollar amounts of product. Our shipping and handling expenses far exceed our shipping and handling revenues. Shipping and handling expenses are included in our Statements of Operations on the Other operating expenses line. Our expenses for shipping and handling approximated $1,627,000 during fiscal year 2005.

(f) Advertising Expense

Advertising expense is comprised of media, agency, and production expenses. In accordance with Statement of Position 93-7, Reporting on Advertising Costs , direct response advertising expenses are charged to expense in the period in which the related revenues are recognized. Certain production costs to produce direct response advertising are capitalized and amortized over the expected life of the advertisement. Amortization expense relating to the production costs for the fiscal year 2005 approximated $428,000.

(g) Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

(h) Valuation of Accounts Receivable

Our allowance for doubtful accounts reflects our best estimate of probable losses, determined principally on the basis of historical experience and specific allowances for known troubled accounts.

(i) Inventories and Cost of Goods Sold

Inventories consist primarily of finished products held in public warehouses that are stated at the lower of cost or market, determined on a FIFO (first-in, first-out) basis. A product's cost is comprised of the amount that we pay our manufacturer for product, tariffs and duties associated with transporting product across national borders and freight costs associated with transporting the product from our manufacturers to our warehouse locations. Innotrac holds Tactica's products at its Reno, Nevada facility under terms of the Stipulation and maintains a first priority secured interest in the inventory. Innotrac issued a Stipulation default notice on January 18, 2005 and ceased order processing services. Tactica disputes the alleged defaults and the parties are seeking a resolution prior to Court trial. Management evaluated the recoverability of the inventory and concluded from the results of this evaluation that a significant impairment charge was required for inventory held by Innotrac because the inventory's estimated market value less Innotrac's handling charges and other disposal costs was less than its cost. Accordingly, the Company recorded a charge of $2,305,252 for impairment of previously acquired inventory.

The Cost of Goods Sold line item on the Statements of Operations is comprised of the book value (lower of cost or net realizable value) of inventory sold to customers during the reporting period.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(j) Property and Equipment

Property and equipment is capitalized at cost and depreciated using the straight-line method over the estimated useful lives of the various assets. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of property and equipment sold or otherwise retired and the related accumulated depreciation is removed from the accounts, with any resulting gain or loss included in results from operations.

(k) Income Taxes

The Company has adopted Financial Accounting Standard No. 109 (SFAS 109) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

(l) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(m) Reclassification

Certain reclassifications have been made to conform the prior period's data to the current presentation. These reclassifications had no effect on reported losses.

(n) Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

(o) Net Loss Per Common Share

The Company computes earnings per share under Financial Accounting Standard No. 128, "Earnings Per Share" (SFAS 128). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible preferred shares and the exercise of the Company's stock options and warrants (calculated using the treasury stock method). During 2005, common stock equivalents are not considered in the calculation of the weighted average number of common shares outstanding because they would be anti-dilutive, thereby decreasing the net loss per common share.

(p) Liquidity

As shown in the accompanying financial statements, the Company has incurred a net loss of $16,197,364 during the year ended February 28, 2005. The Company's current liabilities exceeded its current assets by $14,427,685 as of February 28, 2005. The Company's liabilities exceeded its current assets by $14,427,685 as of February 28, 2005.

(q) Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and accounts receivable. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $2,667,113 at February 28, 2005.

(r) Stock Based Compensation

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended February 28, 2005.

(s) Comprehensive Income

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company adopted SFAS 130 during the year ended February 28, 2005 and has no items of comprehensive income to report.

(t) Segment Information

Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (SFAS 131) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segment.

(u) Research and Development

The Company accounts for research and development costs in accordance with Statement of Financial Accounting Standards No. 2, "Accounting for Research and Development Costs" (SFAS 2). Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred research and product development costs of $0 for the year ended February 28, 2005.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(v) New Accounting Guidance

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 151, INVENTORY COSTS-- AN AMENDMENT OF ARB NO. 43, CHAPTER 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This
Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions--an amendment of FASB Statements No. 66 and 67" (SFAS
152) The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. with earlier application encouraged. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

On December 16, 2004, the FASB published Statement of Financial Accounting Standards No. 123 (Revised 2004), "SHARE-BASED PAYMENT" (SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the third quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. Management is assessing the implications of this revised standard, which may materially impact the Company's results of operations in the third quarter of fiscal year 2005 and thereafter.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, " EXCHANGES OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS" (SFAS 153). This statement amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. Under SFAS 153, if a nonmonetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for nonmonetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 ( SFAS 154) , "Accounting Changes and Error Corrections" which provides guidance on the accounting for and reporting of accounting changes and correction of errors. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not anticipate a material effect upon the adoption of this statement.

(2) Acquisition and Capital Restructure

Corporate Restructure of Tactica

Through April 29, 2004, Tactica was a majority owned subsidiary of Helen of Troy Limited ("HoT"). On April 29, 2004, the Company and its stockholders entered into a series of transactions that consolidated ownership of Tactica, whereby the minority stockholders, who collectively owned a 45% interest in the Company, contributed $3,030,000 in marketable securities to Tactica. The majority stockholder, HoT, sold its 55% ownership interest in Tactica to the minority stockholders and accepted the marketable securities and rights to certain Tactica tax refunds and intellectual properties in full satisfaction of $17,261,000 owed by Tactica under the secured line of credit and loan payable. In connection with these transactions, the Company's loans to the minority stockholders were eliminated.

The assets transferred and liabilities assumed were valued at their historical costs, which did differ materially from their fair values.

The Company accounted for the transaction in accordance with APB No. 29, Accounting for Non Monetary Transactions, and as a result, the Company realized a net forgiveness of indebtedness of $6,198,587 as an adjustment to additional paid in capital. No gain or loss was recognized in connection with the transaction. On June 11, 2004, the Company entered into a Securities Purchase Agreement and Plan of Reorganization ("Merger") with Diva Entertainment, Inc. ("Diva") an inactive publicly registered shell corporation with no significant assets or operations. In accordance with SFAS No. 141, the Company was the acquiring entity. While the transaction is accounted for using the purchase method of accounting, in substance the Agreement is a recapitalization of the Company's capital structure.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

For accounting purposes, the Company has accounted for the transaction as a reverse acquisition and the Company shall be the surviving entity. From July 1999, until the date of the Merger, Diva was an inactive entity, with no operations. The Company did not recognize goodwill or any intangible assets in connection with the transaction.

Diva changed its name to IGIA, Inc. and effective with the Merger, 6,693,340 shares of IGIA Common Stock were issued for the conversion of all outstanding Diva Series A, B and C convertible preferred stock. In addition, IGIA issued 5,593,593 shares of common Stock in exchange for remaining outstanding shares of Common Stock held by Diva shareholders.

Effective with the Merger, Diva received 3,725,000 shares of Common Stock from a stockholder in exchange for its wholly-owned subsidiary that was also named Diva Entertainment, Inc, an entity with no material assets or significant operations. In connection with the exchange, Diva cancelled its 3,725,000 shares. No gain or loss was recognized in connection with this transaction.

Effective with the Merger, all previously outstanding 1,000 shares of common stock were exchanged for an aggregate of 9,400,000 shares of the Diva's Common Stock and 261,000 shares of Series E Convertible Preferred Stock. The value of the stock that was issued was the historical cost of the Diva's net tangible assets, which did not differ materially from their fair value.

Effective with the Merger, Diva agreed and cancelled 1,209,000 shares of its Common Stocks.

IGIA issued a total of 3,000,000 shares of Common Stock to its financial advisors of which 1,250,000 shares related to the Merger and 1,750,000 shares were subject to release from escrow upon the Company raising certain additional capital within a specified time period, a contingency that was not satisfied. As a result, the 1,750,000 shares were returned to the Company and cancelled. These shares were valued at the weighted average of $2.62 per share which represents the fair value of services received, which did not differ materially from the value of the shares issued.

The Company and certain Tactica vendors agreed to convert $3,632,159 of accounts payable into IGIA Series E Convertible Preferred Stock. IGIA issued 574 new Series E shares and caused certain additional Series E shares to be given by Company management stockholders to the vendors.

The accompanying financial statements present the historical financial condition, results of operations and cash flows of the Company prior to the merger with Diva.

(3) Accounts Receivable

Accounts receivable was comprised of the following at February 28, 2005:

      Accounts receivable                                $  2,760,746
      Less allowance for doubtful accounts                 (2,667,113)
                                                         ------------
      Accounts receivable, net                           $     93,633
                                                         ------------

In addition, IGIA, Inc. has an accounts receivable of $6,905,344 that is due from Tactica as of February 28, 2005, which resulted from IGIA's issuance of shares of Common Stock in satisfaction of Tactica's financial advisory fee (see
Note 2) and issuance of Series E shares to Tactica's vendors (see Note 2). The receivable has been eliminated in the consolidated financial statements.

(4) Inventories

Inventories are stated at the lower of cost or market determined by the first-in first-out method. Components of inventories as of February 28, 2005, are as follows:

      Finished goods                                     $ 8,233,445

      Write down                                          (5,162,793)
                                                         -----------
      Total                                              $ 3,070,652
                                                         ===========

(5) Property and Equipment

A summary of property and equipment at February 28, 2005 is as follows:

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

                                           Useful
                                            lives
                                           (years)
                                         ----------

Furniture and fixtures                          7     $   50,318
Computer equipment                              5        268,300
Office equipment                                5         88,325
Computer software                               3         61,110
Vehicles                                        5         21,264
                                                      ----------
                                                         489,317
Less accumulated depreciation                           (351,891)
                                                      ----------
                                                      $  137,426
                                                      ----------

Depreciation and amortization expense for the fiscal 2005 was approximately $77,000.

(6) Pre-Petition Liabilities

Under the Bankruptcy Code, Tactica's liabilities as of the October 21, 2004 filing date are deemed pre-petition liabilities that are subject to a Court supervised and approved resolution. The Company carries pre-petition liabilities on the balance sheet until such time as they are liquidated through the Stipulation and other bankruptcy proceedings. Tactica's pre-petition liabilities are subject to comprise and consist of the following:

Accounts payable                                      $ 9,491,195

Accrued expenses                                        5,087,378
Prepayments received from customers                       481,411
Advances under factoring facility                         475,188
Note payable                                              107,900
                                                      -----------
                                                      $15,643,072
                                                      -----------

Pre-petition accounts payable include Tactica's obligation to Innotrac and the remaining $250,000 owed to the U.S. Federal Trade Commission for an April 2004 judgment that is secured by certain customer accounts receivable.

Pre-petition accrued expenses include an $813,094 liability for remaining rent due under a Sublease Agreement. The Company rejected the Sublease Agreement under the Bankruptcy Code and moved into another New York office in February 2005. Also included in pre-petition accrued expenses are chargeback claims made by a single retail customer that exceed Tactica's total accounts receivable from that customer by approximately $3 million, of which approximately $2 million in claims were transferred by the retail customer to HoT, the former 55% shareholder of Tactica. In accordance with the April 29, 2004 agreement with HoT, as further described herein, Tactica granted HoT, a security interest in its accounts receivable from the customer and Tactica is to remit any payments received from the customer to HoT. No payments have been received to date and none are expected in the foreseeable future.

On April 29, 2004, Tactica and HoT, entered into an Amended and Restated Factoring Agreement ("Factoring Agreement") under which the parties agreed on the amount previously paid to Tactica for purchase of certain customer purchase orders and accounts receivable. The company is in default of the Factoring Agreement hence advances under factoring facility currently bear interest at a default rate of 18% per annum.

On August 27, 2004, the Company received net proceeds from issuance of a $100,000 convertible note payable bearing interest at 10% per annum (the "Bridge Note") and warrants to purchase 100,000 shares of Common Stock at $1.00 per share over a five-year period. The Bridge Note matures, upon the earlier of an equity capital raise of at least $3,000,000, an acquisition of a controlling interest in the Company by a third party or a sale of substantially all of the Company's assets.

Prior to maturity, the Bridge Note holder has the option of converting unpaid note principal together with accrued and unpaid interest to the Company's common stock at $1.00 per share. In accordance with Emerging Issues Task Force Issue 98-5, Accounting for Convertible Securities with a Beneficial Conversion Features or Contingently Adjustable Conversion Ratios ("EITF 98-5"), the Company recognized an imbedded beneficial conversion feature present in the Bridge Note and determined that an insignificant portion of the proceeds was attributable to the intrinsic value of that feature and also to the warrants.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

                                                                     (Continued)

(7)  Income Taxes

The Company's effective tax rate differed from the statutory federal income tax rate at February 28, 2005 due to the following:

Income tax at statutory rate                               35.0
State and local income tax provision                       10.0
Valuation allowance                                       (45.0)
                                                       --------

Effective tax rate                                          0.0
                                                       ========

                                                                     (Continued)

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

The tax effects of significant temporary differences representing deferred tax assets at February 28, 2005 were as follows:

    Net operating loss carryforwards                    $  7,289,000
    Valuation allowance                                   (7,289,000)
                                                        ------------
    Net deferred tax assets                             $          0
                                                        ============

At February 28, 2005, the Company had net operating loss carry forwards of approximately $16.2 million. The realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Given the uncertainty over the Company's ability to continue as a going concern, realization of the deferred tax assets is not more likely than not, therefore the asset is fully offset by a valuation allowance.

At February 29, 2004 a net deferred tax asset was established based on the purchase of the 55% interest of the majority stockholder, along with the debt forgiveness of the $17,261,000 of secured debt and accrued interest, management expects a positive effect on future levels of taxable income. With this, Tactica realized of all of the deferred tax asset.

As of the end of fiscal year 2005, the net operating loss carryforwards included in the gross deferred tax asset totaling approximately $16 million will expire if not utilized by fiscal year 2026.

The components of income tax expense were as follows:

                Current                          $     0
                Deferred                               0
                                                 -------
                                                 $     0
                                                 =======

                                                                     (Continued)

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(8) Capital Stock

We are authorized to issue 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, of which 261,574 have been designated Series E Convertible Preferred Stock. As of February 28, 2005, we had 18,002,933 shares of Common Stock, and 261,574 shares of Series E Convertible Preferred Stock issued and outstanding.

Tactica is developing a plan of reorganization under the bankruptcy proceedings that includes the issuance of 1,800,000 shares of Common Stock upon confirmation of the plan by the Court.

Preferred Stock

We are authorized to issue up to 1,000,000 shares of preferred stock, having a par value of $0.001 per share. Our preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by our board of directors, without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion, redemption rights and sinking fund provisions.

Current holders of our preferred stock (i) have general ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all assets available for distribution to stockholders upon liquidation, dissolution or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. The preferred stock does not have cumulative voting rights.

Series E Convertible Preferred Stock

As of February 28, 2005 there were 261,574 shares of our Series E Convertible Preferred Stock issued and outstanding. All issued and outstanding shares of Series E Convertible Preferred Stock will automatically convert into an aggregate of 26,157,421 shares of our Common Stock upon satisfaction of certain shareholder requirements.

Subsequent to the Merger, the Company issued an aggregate of 574 shares of Series E preferred stock to settle certain outstanding accounts payable of $3,632,159.

Warrants

Non-Employee Warrants

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company's common stock issued to non-employees of the Company as of February 28, 2005:

                 Warrants Outstanding                               Warrants Exercisable
------------------------------------------------------    -------------------------------------------
                                           Weighted
                                            Average         Weighted                        Weighted
                                           Remaining         Average                        Average
      Exercise           Number           Contractual       Exercise         Number         Exercise
       Prices         Outstanding        Life (Years)         Price       Exercisable        Price
--------------------  -------------     --------------    ------------   --------------   -----------
   $ 0.01 - $ 0.99                0               0.00    $       0.00                0   $      0.00
       $ 1.00               100,000               4.42            1.00          100,000          1.00
   $ 1.01 - $ 2.00                0               0.00            0.00                0          0.00
--------------------  -------------     --------------    ------------   --------------   -----------
                            100,000               4.42    $       1.00          100,000   $      1.00
                      =============     ==============    ============   ==============   ===========

Transactions involving warrants issued to non-employees are summarized as follows:

                                                                     Weighted
                                                                      Average
                                                         Number of   Price Per
                                                           Shares       Share
                                                         ---------    --------
Outstanding at March 01, 2004                                   --          --
Granted                                                    100,000        1.00
Canceled or expired                                             --          --
                                                         ---------    --------
Exercised                                                       --          --
Outstanding at February 28, 2005                           100,000    $   1.00
                                                         =========    ========

Warrants issued to non-employees did not result in any charge to operations. The significant assumptions used to determine the fair values, using a Black-Scholes option pricing model are as follows:

                                                                        2005
                                                                       -------
Significant assumptions (weighted-average):
Risk-free interest rate at grant date                                   1.29%

Expected stock price volatility                                          135%
Expected dividend payout                                                  --
Expected option life-years (a)                                          5.00

(a) The expected option life is based on contractual expiration dates.

(9)  Cash Flows

The following are non-cash transaction for fiscal 2005:

On April 29, 2004, Tactica and HoT entered into an agreement under which Tactica was released from $17,261,334 in secured debt payable to HoT in exchange for certain Tactica corporate income tax refunds of $2,901,115, accounts receivable of $369,495, marketable securities of $3,030,000 and certain Tactica intangible assets, including all rights to the Epil-Stop(R) brand that had no book value. In connection with the transaction, Tactica increased its accrued chargeback reserve by $1,000,000 for Epil-Stop claims and eliminated a $2,025,473 deferred tax asset used to offset the gain from the transaction. The $7,935,250 net result was added to additional paid-in-capital.

The $3,030,000 marketable securities given to HoT were obtained by Tactica from its minority stockholders as full satisfaction for $3,500,000 in loans receivable from the minority stockholders together with accrued interest of $1,266,663, which was extinguished prior to its maturity date of March 14, 2005. The $1,736,663 net result was deducted from additional paid-in-capital. Tactica loaned its three minority stockholders a total of $3,500,000 on March 14, 2000 in connection with a $3,500,000 loan by HoT to Tactica. The loan receivable accrued interest at 8.75% per annum.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

Effective with the Merger, 6,693,340 shares of IGIA Common Stock were issued for the conversion of all outstanding Diva Series A, B and C convertible preferred stock. In addition, IGIA issued 5,593,593 shares of Common Stock in Exchange for remaining outstanding of shares of Diva Common Stock.

Prior to the Merger, Diva received 3,725,000 shares of Common Stock from a stockholder in exchange for its wholly-owned subsidiary that was also named Diva Entertainment, Inc. in connection with the exchange Diva cancelled its 3,725,000 shares.

Effective with the Merger, all previously outstanding 1,000 shares of common stock owned by the Company's shareholders were exchanged for an aggregate of 9,400,000 shares of the Diva's Common Stock and 261,000 shares of Series E Convertible Preferred Stock. The value of the stock that was issued was the historical cost of the Diva's net tangible assets, which did not differ materially from their fair value.

Effective with the Merger, Diva agreed and cancelled 1,209,000 shares of its Common Stocks.

The Company issued a total of 3,000,000 shares of Common Stock to its financial advisors of which 1,250,000 shares related to the Merger. These share were valued at the weighted average of $2.62 per share which represents the fair value of services received which did not differ materially from the value of the stock issued and 1,750,000 shares were subject to release from escrow upon the Company raising certain additional capital within a specified time period, a contingency that was not satisfied.

The Company and certain Tactica vendors agreed to convert $3,632,159 of accounts payable into IGIA Series E Convertible Preferred Stock. IGIA issued 574 new Series E shares and caused certain additional Series E shares to be given by Company management stockholders to the vendors.

(10)   Commitments and Contingencies

Beginning in February 2005, the Company leases its office facility under a noncancelable operating lease expiring in April 2006. Rent expense for years ended February 28, 2005 was $ 716,392.

Future remaining minimum rentals for noncancelable operating leases with terms in excess of one year as of February 28, 2005 were as follows:

                   2006                      $    192,794

                   2007                            35,053
                                             ------------
                                             $    227,847
                                             ============

Included in the results of operations for the year ended February 28, 2005 and in accrued expenses at February 28, 2005 are costs incurred or accrued related to litigation and contingencies arising in the normal course of business. Management believes that amounts accrued are adequate as of February 28, 2005 and that any additional costs that may result from resolution of these contingencies would not have a material effect on the Company's financial position, results of operations, or cash flows.

                                                                     (Continued)

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                   Notes to Consolidated Financial Statements
                                February 28, 2005

(11)   Related Party Transactions

Mr. Sivan and Mr. Ramchandani, stockholders of the Company, have an ownership interest in Prime Time Media, a company which has a pre-petition accounts payable from the Company in the amount of $455,734. The Company did not purchase any goods or services from Prime Time Media in fiscal 2005.

Mr. Sivan and Mr. Ramchandani have an ownership interest in Brass Logistics LLC, a company which has a post-petition accounts payable in the amount of $45,754. The Company purchased $355,960 in services from Brass Logistics LLC in fiscal 2005.

On December 8, 2004, Tactica entered into a Credit Agreement with Tactica Funding 1, LLC ("Tactica Funding"), under which Tactica Funding agreed to provide Tactica with a secured loan of up to an aggregate principal amount of $300,000 (the "Loan"), to provide funds for Tactica's continued ordinary course operations and working capital needs, as evidenced by a promissory note. The Loan bears interest at a rate of 9% per annum and is payable monthly. Notwithstanding the foregoing, the Loan bears a default rate of interest of 12% per annum. The Company owed $305,579 as of February 28, 2005, consisting of entire Note principal and related accrued interest. As Security for the Loan, Tactica granted to Tactica Funding a first priority security interest in substantially all of the assets of Tactica, except as to permitted liens for which the Tactica Funding security interest is junior and subordinate, including Innotrac, certain carve out expenses that Tactica incurs for professional fees and other bankruptcy case matters. Pursuant to the Credit Agreement, Tactica's default of the Stipulation is an event of default on the Loan. Tactica and Tactica Funding are discussing the default and potential for a forbearance agreement.

(12)   Subsequent Events

To obtain funding for the purpose of providing a loan to Tactica, in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval, the Company entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC on March 23, 2005 for the sale of (i) $3,000,000 in callable secured convertible notes and
(ii) warrants to buy 6,000,000 shares of our common stock. Provided that the terms and conditions of the Securities Purchase Agreement are satisfied, the investors are obligated to provide the Company with an aggregate of $3,000,000 as follows:

      o     $1,000,000 was disbursed on March 24, 2005;

      o     $1,000,000 was disbursed on April 20, 2005; and

      o $1,000,000 will be disbursed within five days of the registration statement that we filed on April 14, 2005 being declared effective.

Accordingly, the Company has received a total of approximately $1,700,000 in net proceeds after deducting approximately $300,000 of expenses and prepaid interest pursuant to the Securities Purchase Agreement. The funds from the sale of the callable secured convertible notes will be used for business development purposes, business acquisitions, working capital needs, pre-payment of interest, payment of consulting, accounting and legal fees and borrowing repayment in accordance with the April 20, 2005 Credit Agreement between IGIA, Inc. and Tactica.

The callable secured convertible notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The full principal amount of the callable secured convertible notes is due upon default under the terms of secured convertible notes. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the conversion price of the secured convertible notes and the exercise price of the warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the callable secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position. The selling stockholders have contractually agreed to restrict their ability to convert or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. In addition, we have granted the investors a security interest in substantially all of our assets and intellectual property and registration rights.

Since the conversion price will be less than the market price of the common stock at the time the secured convertible notes are issued, we anticipate recognizing a charge relating to the beneficial conversion feature of the callable secured convertible notes during the quarter in which they are issued, including the first fiscal quarter ended May 31, 2005 when $2,000,000 of secured convertible notes are issued.

In connection with assistance provided to the Company in arranging and concluding the funding, the Company has committed to issuing 3,000,000 shares of its common stock to a third party upon the effectiveness of the registration statement.

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                      May 31,
                                      ASSETS                            2005
                                                                   ------------
CURRENT ASSETS:
Cash                                                               $  1,097,495
Accounts receivable, net of allowance for doubtful
  accounts of $2,667,113                                                 82,342
Inventories                                                           3,022,282
Deposits                                                                349,483
Prepaid expenses                                                        440,732
                                                                   ------------
      Total current assets                                            4,992,334
Property and equipment, net of accumulated depreciation
  of $368,211                                                           121,106
Other asset                                                              35,054
                                                                   ------------
      Total Assets                                                 $  5,148,494
                                                                   ============

               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Pre-petition liabilities                                           $ 15,839,848
Accounts payable                                                      3,090,019
Accrued expenses                                                        900,040
Note payable                                                            302,342
                                                                   ------------
      Total current liabilities                                      20,132,249
                                                                   ------------

Callable Secured Convertible Notes Payable, net of
  discount of $1,836,018                                                163,982
                                                                   ------------

DEFICIENCY IN STOCKHOLDERS' EQUITY:
Preferred stock, Series E, par value $0.001 per share;
  261,574 shares issued and outstanding                                     262
Preferred stock, Series G, par value $0.001 per share;
  50,000 shares issued and outstanding                                       50
Common stock, par value $ 0.001 per share; 100,000,000
  shares authorized, 18,002,933 shares issued and outstanding            18,003
Additional paid -in- capital                                         15,944,360
Accumulated deficit                                                 (31,110,412)
                                                                   ------------
      Total Deficiency in Stockholders' Equity                      (15,147,737)
                                                                   ------------

Total Liabilities and Deficiency in Stockholders' Equity           $  5,148,494
                                                                   ============

                   See accompanying footnotes to the unaudited
                  condensed consolidated financial statements

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                 Three Months Ended May 31,
                                                                   2005              2004
                                                               ------------      ------------
REVENUES:
  Net sales                                                    $  1,825,208      $  6,584,933
  Cost of sales                                                     696,497         2,788,262
                                                               ------------      ------------
  Gross profit                                                    1,128,711         3,796,671
                                                               ------------      ------------

OPERATING EXPENSES:
  Media advertising                                               1,236,377           301,250
  Other selling, general and administrative                       1,817,610         2,979,964
                                                               ------------      ------------
  Total operating expenses                                        3,053,987         3,281,214
                                                               ------------      ------------
(LOSS) INCOME FROM OPERATIONS                                    (1,925,276)          515,457
                                                               ------------      ------------

OTHER INCOME (EXPENSES):
  Interest expense, net                                            (230,385)          (93,915)
  Other                                                                  --            50,192
                                                               ------------      ------------
                                                                   (230,385)          (43,723)
                                                               ------------      ------------
(LOSS) INCOME BEFORE REORGANIZATION ITEMS AND INCOME TAXES       (2,155,661)          471,734
                                                               ------------      ------------

REORGANIZATION ITEMS:
  Provision for rejected executory contracts                       (218,643)               --
  Professional fees                                                (519,728)               --
                                                               ------------      ------------
                                                                   (738,371)               --
                                                               ------------      ------------
(LOSS) INCOME BEFORE INCOME TAXES                                (2,894,032)          471,734

Income taxes                                                             --          (235,867)
                                                               ------------      ------------
NET (LOSS) INCOME                                              $ (2,894,032)     $    235,867
                                                               ============      ============
Net (loss) income per common share - basic                     $      (0.16)     $       0.01
                                                               ============      ============

Net (loss) income per common share - fully diluted             $      (0.16)     $       0.01
                                                               ============      ============

Weighted average common shares outstanding - basic               18,002,933        19,752,933
                                                               ============      ============

Weighted average common shares outstanding - fully diluted       18,002,933        45,852,933
                                                               ============      ============

                   See accompanying footnotes to the unaudited
                  condensed consolidated financial statements

                                   IGIA, INC.
                     (Formerly Tactica International, Inc.)
     CONDENSED CONSOLIDATED STATEMENT OF DEFICIENCY OF STOCKHOLDERS' EQUITY
                                   (UNAUDITED)


                                                                                                                      Additional
                                                 Series E            Series G                                           Paid-In
                                              Preferred Stock     Preferred Stock             Common Stock              Capital
                                             -------   -------    ------   -------     ----------    ------------    ------------
                                              Shares    Amount    Shares   Amount        Shares         Amount
Balance at March 1, 2004                          --   $    --        --   $    --          1,000    $     77,000    $    756,480

Exchange of net assets and liabilities,
with previous majority shareholder of
Tactica, for 100% of previous owners'
equity interest                                                                                                         6,198,587

Cancellation of Tactica International,
Inc. shares                                                                                (1,000)        (77,000)         77,000

Issuance of shares in connection with
merger with Diva Entertainment, Inc.                                                    9,400,000           9,400

Receipt and subsequent cancellation of
shares received in exchange for
distribution of wholly-owned subsidiary to
shareholder                                                                            (3,725,000)         (3,725)          3,725

Cancellation of shares previously issued
in connection with merger with Diva
Entertainment, Inc.                                                                    (1,209,000)         (1,209)          1,209

Issuance of shares in exchange for
previously issued and outstanding shares
held by Diva Entertainment, Inc. preferred
shareholders                                                                            6,693,340           6,693

Issuance of shares in exchange for
previous issued and outstanding shares
held by Diva Entertainment, Inc. common
shareholders                                                                            5,593,593           5,594

Issuance of preferred shares in connection
with merger with Diva Entertainment, Inc.    261,000       261

Issuance of shares in exchange for
services rendered                                                                       1,250,000           1,250       3,273,750

Issuance of shares in exchange for
services rendered                                                                       1,750,000           1,750       4,583,250

Cancellation of previously issued shares
in connection with services rendered                                                   (1,750,000)         (1,750)     (4,583,250)

Issuance of preferred shares in exchange
for previously incurred debt                     574         1                                                          3,632,159

Net loss
                                             -------   -------    ------   -------     ----------    ------------    ------------

Balance at March 1, 2005                     261,574   $   262        --   $    --     18,002,933    $     18,003    $ 13,942,910

Issuance of stock warrants in connection
with callable secured convertible note                                                                                     64,429

Cost of beneficial conversion feature on
note                                                                                                                    1,935,571

Issuance of preferred shares                                      50,000        50                                          1,450

Net loss
                                             -------   -------    ------   -------     ----------    ------------    ------------

Balance at May 31, 2005                      261,574   $   262    50,000   $    50     18,002,933    $     18,003    $ 15,944,360
                                             =======   =======    ======   =======     ==========    ============    ============

                                                                  Total
                                                             Deficiency in
                                              Accumulated    Stockholders'
                                                Deficit          Equity
                                             ------------    ------------

Balance at March 1, 2004                     $(12,019,016)   $(11,185,536)

Exchange of net assets and liabilities,
with previous majority shareholder of
Tactica, for 100% of previous owners'
equity interest                                                 6,198,587

Cancellation of Tactica International,
Inc. shares                                                            --

Issuance of shares in connection with
merger with Diva Entertainment, Inc.                                9,400

Receipt and subsequent cancellation of
shares received in exchange for
distribution of wholly-owned subsidiary to
shareholder                                                            --

Cancellation of shares previously issued
in connection with merger with Diva
Entertainment, Inc.                                                    --

Issuance of shares in exchange for
previously issued and outstanding shares
held by Diva Entertainment, Inc. preferred
shareholders                                                        6,693

Issuance of shares in exchange for
previous issued and outstanding shares
held by Diva Entertainment, Inc. common
shareholders                                                        5,594

Issuance of preferred shares in connection
with merger with Diva Entertainment, Inc.                             261

Issuance of shares in exchange for
services rendered                                               3,275,000

Issuance of shares in exchange for
services rendered                                               4,585,000

Cancellation of previously issued shares
in connection with services rendered                           (4,585,000)

Issuance of preferred shares in exchange
for previously incurred debt                                    3,632,160

Net loss                                      (16,197,364)    (16,197,364)
                                             ------------    ------------

Balance at March 1, 2005                     $(28,216,380)   $(14,255,205)

Issuance of stock warrants in connection
with callable secured convertible note                             64,429

Cost of beneficial conversion feature on
note                                                            1,935,571

Issuance of preferred shares                                        1,500

Net loss                                       (2,894,032)     (2,894,032)
                                             ------------    ------------

Balance at May 31, 2005                      $(31,110,412)   $(15,147,737)
                                             ============    ============

                   See accompanying footnotes to the unaudited
                  condensed consolidated financial statements

                                IGIA, INC.
                  (Formerly Tactica International, Inc.)
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (UNAUDITED)

                                                         Three Months Ended May 31,
                                                            2005              2004
                                                        -----------      -----------
Net cash provided by (used in) operating activities     $  (694,674)     $   829,829
Net cash used in investing activities                            --           (2,697)
Net cash provided by (used in) financing activities       1,790,009         (753,682)
                                                        -----------      -----------
Net increase in cash                                      1,095,335           73,450
Cash and cash equivalents at beginning of period              2,160          185,244
                                                        -----------      -----------
Cash and cash equivalents at end of period              $ 1,097,495      $   258,694
                                                        ===========      ===========

                   See accompanying footnotes to the unaudited
                  condensed consolidated financial statements

                                   IGIA, INC.
                     (formerly Tactica International, Inc.)
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  May 31, 2005
                                   (UNAUDITED)

NOTE A - SUMMARY OF ACCOUNTING POLICIES

General

      IGIA, Inc., (the "Company", "Registrant" or "IGIA"), is incorporated under the laws of the State of Delaware. The Company designs, develops, imports, and distributes personal care and household products to major retailers and through direct marketing. We purchase our products from unaffiliated manufacturers most of which are located in the People's Republic of China and the United States.

      The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

      In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Accordingly, the results from operations for the three-month period ended May 31, 2005 are not necessarily indicative of the results that may be expected for the year ending February 28, 2006. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated February 28, 2005 audited financial statements and footnotes thereto.

      The consolidated financial statements include the accounts of the Registrant and its wholly-owned subsidiaries, Tactica International, Inc. ("Tactica") and Shopflash, Inc. All significant inter-company transactions and balances have been eliminated in consolidation.

Chapter 11 Reorganization

      On October 21, 2004, Tactica, which accounted for all of the operations of the Company, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). IGIA is not seeking bankruptcy protection. Tactica remains in possession of its assets and the management of its property as a debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code.

      On June 23, 2005, Tactica and the Committee of Tactica's unsecured creditors agreed on the terms of a consensual plan of reorganization and on July 7, 2005, Tactica filed its formal plan of reorganization with the Bankruptcy Court and a hearing on the plan is scheduled for July 28, 2005. According to the plan terms, which is subject to approval by Tactica's unsecured creditors and the Bankruptcy Court, upon its confirmation by the Bankruptcy Court, Tactica would distribute to unsecured creditors a lump sum cash payment and approximately 1,800,000 shares of IGIA's common stock, as well as rights to certain legal claims.

      On June 23, 2005, the Bankruptcy Court issued a final order approving a settlement and compromise (the "Innotrac Settlement"), under which Innotrac Corporation ("Innotrac") has taken the inventory in exchange for full satisfaction of Tactica's liability to Innotrac that was fixed at $3,000,000. See Note B.

Going Concern

      The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The bankruptcy petition, losses, negative working capital and net worth of Tactica raise substantial doubt about Tactica's ability to continue as a going concern. Tactica's ability to obtain additional financing depends on the availability of its borrowing capacity, the success of its growth strategy and its future performance, each of which is subject to general economic, financial, competitive, legislative, regulatory, and other factors beyond the Company's control. The inability to obtain financing when required would have a material adverse effect on the Company and the implementation of its business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Reclassification

      Certain reclassifications have been made to conform prior periods' data to the current presentation. These reclassifications had no effect on reported losses.

NOTE B - INVENTORY

      Inventories consist primarily of finished products held in public warehouses that are stated at the lower of cost or market, determined on a FIFO (first-in, first-out) basis. A product's cost is comprised of the amount that we pay our manufacturer for product, tariffs and duties associated with transporting product across national borders and freight costs associated with transporting the product from our manufacturers to our warehouse locations.

      Innotrac held Tactica's products at its Reno, Nevada facility under terms of the Stipulation and a first priority secured interest in the inventory. On June 23, 2005, the Bankruptcy Court issued the Innotrac Settlement, under which Innotrac has taken the inventory in exchange for full satisfaction of Tactica's liability to Innotrac that was fixed at $3,000,000. Accordingly, the accompanying condensed consolidated balance sheet as of May 31, 2005 includes the inventory and liabilities associated with the Innotrac Settlement and $218,643 is recognized as a reorganization item in the accompanying condensed consolidated statement of operations for the three months ended May 31, 2005.

NOTE C - PRE-PETITION LIABILITIES

      Under the Bankruptcy Code, Tactica's liabilities as of the October 21, 2004 filing date are deemed pre-petition liabilities that are subject to a Court supervised and approved resolution. The Company carries pre-petition liabilities on the condensed consolidated balance sheet until such time as they are liquidated through the Stipulation and other bankruptcy proceedings.

Pre-petition liabilities are subject to compromise and consist of the following:

Accounts payable                                                     $ 9,481,503
Accrued expenses                                                       5,310,727
Prepayments received from customers                                      441,667
Advances under factoring facility                                        493,962
Note payable                                                             111,989
                                                                     -----------
                                                                     $15,839,848
                                                                     ===========

NOTE D- CALLABLE SECURED CONVERTIBLE NOTES

      To obtain funding for the purpose of providing a loan to Tactica, in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 proceedings, the Company entered into a Securities Purchase Agreement with four accredited investors ("Investors" or "Selling Stockholders") on March 23, 2005 for the sale of (i) $3,000,000 in Callable Secured Convertible Notes and (ii) warrants to buy 6,000,000 shares of common stock. The Company sold to third party investors $1,000,000 in Notes Payable on March 24, 2005 and, following the filing of the Company's registration statement on April 14, 2005, an additional $1,000,000 on April 20, 2005. Additional Callable Secured Convertible Notes are expected to be sold following the Company's registration statement being declared effective.

      Accordingly, the Company has received net proceeds from the sales of $1,795,588, net of $204,412 of expenses and prepaid interest pursuant to the Securities Purchase Agreement, which the Company capitalized and amortized over the maturity period (three years) of the Callable Secured Convertible Notes.

      The Callable Secured Convertible Notes bear interest at 8% and are convertible into the Company's common stock, at the Investors' option, at the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intra-day trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The full principal amount of the Callable Secured Convertible Notes is due upon default. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the conversion price of the Callable Secured Convertible Notes and the exercise price of the warrants will be adjusted in the event that the Company issues common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the Callable Secured Convertible Notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the Selling Stockholders' position. The Selling Stockholders have contractually agreed to restrict their ability to convert or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by the Investors and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. In addition, the Company has granted the Investors registration rights and a security interest in substantially all of the Company's assets and a security interest in its intellectual property.

      A summary of Callable Secured Convertible Notes at May 31, 2005 is as follows:

                                                                                       May 31, 2005
                                                                                      -------------
Callable Secured Convertible Notes; 8% per annum; due three years from the dates of issuance; Noteholder has the option to convert unpaid note principal of the
Company's common stock at the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intra-day trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The
Company granted the noteholder a security interest in substantially all of the
Company's assets and intellectual property and registration rights                    $   2,000,000

Debt Discount - beneficial conversion feature, net of accumulated amortization
of $99,553 at May 31, 2005                                                               (1,836,018)
                                                                                      -------------

Total                                                                                 $     163,982
Less: current portion                                                                            --
                                                                                      -------------
                                                                                      $     163,982
                                                                                      =============

      In accordance with Emerging Issues Task Force Issue 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios ("EITF 98-5"), the Company recognized an imbedded beneficial conversion feature present in the Callable Secured Convertible Notes. The Company allocated a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. The Company recognized and measured an aggregate of $1,935,571 of the proceeds, which is equal to the intrinsic value of the imbedded beneficial conversion feature, to additional paid-in capital and a discount against the Callable Secured Convertible Notes. The debt discount attributed to the beneficial conversion feature is amortized over the maturity period (three years) as interest expense.

      In connection with the placement of the Callable Secured Convertible Notes, the Company issued warrants granting the holders the right to acquire 4,000,000 shares of the Company's common stock at $0.03 per share. The warrants expire five years from the issuance. In accordance with Emerging Issues Task Force Issue 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments ("EITF - 0027"), the Company recognized the value attributable to the warrants in the amount of $64,429 to additional paid-in capital and a discount against the Callable Secured Convertible Notes. The Company valued the warrants in accordance with EITF 00-27 using the Black-Scholes pricing model and the following assumptions: contractual terms of 5 years, an average risk free interest rate of 4.00%, a dividend yield of 0%, and volatility of 71%. The debt discount of $64,429 attributed to the value of the warrants issued was charged to interest expense.

      In connection with assistance provided to the Company in arranging and concluding the funding, the Company has committed to issuing 3,000,000 shares of its common stock to a third party upon the effectiveness of the registration statement.

NOTE E- CAPITAL STOCK

      We are authorized to issue 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, of which 261,574 have been designated Series E Convertible Preferred Stock and 50,000 have been designated Series G Preferred Stock. As of May 31, 2005, we had issued and outstanding 18,002,933 shares of Common Stock, 261,574 shares of Series E Convertible Preferred Stock and 50,000 shares of Series G Preferred Stock.

Preferred Stock

Series G Preferred Stock

      On March 31, 2005, we issued 25,000 shares of Series G Preferred Stock to each of Avi Sivan, the Chief Executive Officer of the Company, and Prem Ramchandani, the President of the Company. The Series G Preferred Stock was issued to Mr. Sivan and Mr. Ramchandani in consideration of the fact that in connection with the recent financing obtained by the Company, Mr. Sivan and Mr. Ramchandani agreed to pledge all of their equity ownership in the Company to secure the obligations of the Company. Without such pledge of equity, including a pledge of the Series G Preferred Stock by Mr. Sivan and Mr. Ramchandani, the transaction would not have been consummated. The stated value of the Series G Preferred Stock at the time of issuance was $0.03 per share.

      As of May 31, 2005, there were 50,000 shares of Series G Preferred Stock issued and outstanding. Current holders of Series G Preferred Stock (i) have general ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all assets available for distribution to stockholders upon liquidation, dissolution or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to 10,000 votes per share on all matters on which stockholders may vote at all stockholder meetings. The Preferred Stock does not have cumulative voting rights.

Warrants

      As of May 31, 2005, there were outstanding warrants to purchase 100,000 shares of common stock at $1.00 per share that are exercisable within a five-year period ending August 2, 2009 and 4,000,000 shares of common stock at $.03 per share that are exercisable within a five-year period ending March 23, 2010 through April 19, 2010.

Non-Employee Warrants

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company's common stock issued to non-employees of the Company as of May 31, 2005:

                                       Warrants Outstanding                              Warrants Exercisable
                        -----------------------------------------------------      --------------------------------
                                              Weighted
                                               Average
                                              Remaining
                            Number           Contractual     Weighted Average        Number          Weighted Average
     Exercise Prices      Outstanding       Life (Years)      Exercise Price       Exercisable        Exercise Price
---------------------   --------------      ------------     ----------------      -----------       --------------
         $ 0.03              4,000,000              4.85     $           0.03        4,000,000       $         0.03
         $ 1.00                100,000              4.18                 1.00          100,000                 1.00
                        --------------      ------------     ----------------      -----------       --------------
                             4,100,000              4.83     $           0.05        4,100,000       $         0.05
                        ==============      ============     ================      ===========       ==============

Transactions involving warrants issued to non-employees are summarized as follows:

                                                                     Weighted
                                                   Number of       Average Price
                                                    Shares           Per Share
                                                  ---------        -------------

Outstanding at March 1, 2005                        100,000           $  1.00
      Granted                                     4,000,000               .03
      Canceled or expired                                --                --
      Exercised                                          --                --
                                                  ---------
Outstanding at May 31, 2005                       4,100,000           $   .05

Warrants issued to non-employees did not result in any charge to operations. The significant assumptions used to determine the fair values, using a Black-Scholes option pricing model are as follows:

Significant assumptions (weighted-average):

    Risk-free interest rate at grant date                              4.00%
    Expected stock price volatility                                      71%
    Expected dividend payout                                             --
    Expected option life-years (a)                                     5.00

      (a) The expected option life is based on contractual expiration dates.

NOTE F- CASH FLOWS

      The following are non-cash transactions for the three months ended May 31, 2005:

      On March 31, 2005, we issued 25,000 shares of Series G preferred stock to each of Avi Sivan, the Chief Executive Officer of the Company, and Prem Ramchandani, the President of the Company. The Series G Preferred Stock was issued to Mr. Sivan and Mr. Ramchandani in consideration of the fact that in connection with the recent financing obtained by the Company, Mr. Sivan and Mr. Ramchandani agreed to pledge all of their equity ownership in the Company to secure the obligations of the Company. Without such pledge of equity, including a pledge of the Series G Preferred Stock by Mr. Sivan and Mr. Ramchandani, the transaction would not have been consummated. The stated value of the Series G preferred stock at the time of issuance was $0.03 per share.

      In connection with the sale of the Callable Secured Convertible Notes described in Note D, approximately $204,000 was withheld from the $2,000,000 of proceeds to pay certain expenses and to pre-pay interest. Further, a discount of $64,429 was attributable to the Callable Secured Convertible Notes and assigned to the value of the warrants.

NOTE G- SUBSEQUENT EVENTS

      Pursuant to the June 23, 2005 Innotrac Settlement, Tactica's $3,000,000 liability to Innotrac was discharged by the Bankruptcy Court in exchange for Tactica's inventory held by Innotrac, which was carried at $2,781,357 on the Company's condensed balance sheet at May 31, 2005.

                             ADDITIONAL INFORMATION

IGIA will furnish without charge to any stockholder, upon written or oral request, any documents filed by IGIA pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934. Requests for such documents should be addressed to IGIA, Inc., 521 Fifth Avenue, 20th Floor, New York, New York10175. Documents filed by IGIA pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934 may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                                   Exhibit A

                          SECURITIES PURCHASE AGREEMENT

                           AND PLAN OF REORGANIZATION

      SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 11, 2004, among Diva Entertainment, Inc. ("DIVA"), a Delaware corporation, Tactica International, Inc. (the "COMPANY"), a Nevada corporation and the stockholders of Tactica (the "Stockholders") set forth on Exhibit A hereto.

      WHEREAS, Diva has authorized capital stock consisting of 20,000,000 shares of common stock, par value $.001 per share ("Diva Common Stock") of which 5,503,800 shares are issued and outstanding, and 1,000,000 shares of preferred stock, par value $.001 per share, of which 3,571.67 shares are issued and outstanding; and

      WHEREAS, the Company has authorized capital stock consisting of 1,000 shares of common stock, par value $.01 per share (the "Company Common Stock") of which 1,000 shares are issued and outstanding ("Target Shares"); and

      WHEREAS, the Stockholders wish to sell, and Diva wishes to purchase, all of the Target Shares on the Closing Date (as defined below), in exchange for 38,500,000 shares of Diva Common Stock comprising (a) 12,400,000 newly-issued shares of Diva Common Stock (of which 2,500,000 shares will be issued to the finders in accordance with Section 4.24 below) and (b) 261,000 newly issued Series E shares of Diva Preferred Stock (of which 10,000 will be issued to creditors in lieu of the conversion of $3,500,000 of trade debt on the books of Tactica at the Closing in accordance with Section 3.3 below) that will convert automatically into 26,100,000 shares of Diva Common Stock upon shareholder approval of the increase of Diva's authorized shares to 100,000,000, subject to and upon the terms hereinafter set forth, including, but not limited to the approval by the stockholders of Diva of an amendment to Diva's certificate of incorporation increasing Diva's authorized common stock from 20,000,000 shares to 100,000,000 shares.

      WHEREAS, the Boards of Directors of Diva and the Company, declaring it advisable and for the respective benefit of Diva and the Company have approved the Exchange and the other transactions contemplated by this Agreement (the "Transactions") on the terms and conditions hereinafter set forth, and have approved this Agreement and authorized the Transactions; and

      WHEREAS, in order to conclude the Transactions, Diva shall, prior to the Closing sell or spin off its existing subsidiary, Diva Entertainment, Inc., a Florida Corporation ("Diva Florida") and its business (the "Terminating Subsidiary")

      WHEREAS, Diva, and the Company desire to make certain representations, warranties and agreements in connection with, and establish various conditions precedent to, the Transactions.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1: "ACQUISITION OFFER"--as defined in Section 7.10(a).

"AFFILIATE"--with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

                                    - A-1 -

"AGREEMENT"--this Securities Purchase Agreement and Plan of Reorganization by and among Diva, the Company and the Stockholders.

"BUSINESS DAY"--any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law to be closed.

"CLOSING"--as defined in Section 2.1(b). "CLOSING DATE"--as defined in Section 2.1(b).

"CODE"--the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and successor laws or regulations.

"COMPANY"--as defined in the first paragraph of this Agreement. "COMPANY COMMON STOCK"--as defined in the preamble of this Agreement.

"CONTRACT"--any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

"CONVERTIBLE SECURITIES"--as defined in Section 4.3.

"DGCL"--the Delaware General Corporation Law.

"DISCLOSURE SCHEDULE"--shall mean the respective the Diva Disclosure Schedule and Company Disclosure Schedule to this Agreement delivered by the Company to Diva and by Diva to the Company.

"DISSENTING STOCKHOLDERS"--as defined in Section 2.7(h). "DIVA"-- as defined in the first paragraph of this Agreement.

"DIVA Common Stock - as defined in the preamble of this Agreement "EFFECTIVE TIME"--Unless extended by mutual agreement of all parties, June 2, 2004.

"EMPLOYEE BENEFIT PLAN"--as defined in Section 4.12(a).

"ENCUMBRANCE"--any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

"ENVIRONMENTAL LAWS" - as defined in Section 4.18.

"ERISA"--the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

"ERISA AFFILIATE"--as defined in Section 4.12(a).

"EXCHANGE"--the purchase and sale of securities described in Section 2.1(a) of this Agreement.

"EXCHANGE ACT"--the Securities Exchange Act of 1934, as amended, or any successor law.

                                    - A-2 -

"GAAP"--generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Financial Statements were prepared.

"GOVERNMENTAL AUTHORITY"--any court, tribunal, authority, agency, commission, bureau, department, official or other instrumentality of the United States, any foreign country or any domestic, foreign, state, local, county, city or other political subdivision.

"GOVERNMENTAL ORDER"--any order, ordinance, injunction, judgment, decree or writ issued by any Governmental Authority.

"INDEMNIFIED PARTY"--as defined in Section 11.1(b).

"IRS"--the United States Internal Revenue Service or any successor agency and, to the extent relevant, the United States Department of the Treasury.

"MATERIAL ADVERSE EFFECT"--the occurrence of any event that is materially adverse to the business, property, assets, prospects, results of operation or financial condition of a party to this Agreement; provided, however, that none of the following shall be taken into account in determining whether there has been a Material Adverse Effect: (i) any actions or omissions of any party hereto taken with the prior written consent of the other party in contemplation of the Transactions; (ii) the direct effects of compliance with this Agreement on the operating performance of any party hereto, including expenses incurred by such party in consummating the Transactions or relating to any litigation arising as a result of this Agreement or the Transactions; (iii) changes attributable to or resulting from changes in general economic, financial, regulatory or political conditions; (iv) changes affecting the industry or market sector in which such party operates; and (v) the events disclosed in Section 1 of the Disclosure Schedule.

"OCCUPATIONAL SAFETY AND HEALTH LAW"--any legal or governmental requirement or obligation relating to safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

"ORGANIZATIONAL DOCUMENTS"--(a) the articles or certificate of incorporation and the bylaws or code of regulations of a corporation; (b) the certificate of formation and operating agreement of a limited liability company; (c) the partnership agreement of a partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; and (e) any amendment to any of the foregoing.

"PERMITTED ENCUMBRANCES"-- all (a) liens for current taxes not yet due, (b) workman's, common carrier and other similar liens arising in the ordinary course of business, and (c) with respect to real property, (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of the Company or the appropriate Subsidiary, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

"PERSON"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

"PROCEEDING"--as defined in Section 4.14.

"PROXY [INFORMATION] STATEMENT"--as defined in Section 7.4(a). "RELATED PERSON"--as defined in Section 4.23.

"SEC"--the United States Securities and Exchange Commission.

                                    - A-3 -

"SECURITIES ACT"--the Securities Act of 1933, as amended, or any successor law.

"SUBSIDIARY"--means any corporation, joint venture, limited liability company, partnership, association or other business entity of which more than 50% of the total voting power of stock or other equity entitled to vote in the election of directors or managers thereof is owned or controlled, directly or indirectly, by the Company or Diva, as the case may be.

"SUPERIOR PROPOSAL"--as defined in Section 7.11(a). "SURVIVING CORPORATION"--as defined in Section 2.1(a).

"TAX" --as defined in Section 4.6.

"TERMINATION EXPENSES"--as defined in Section 10.3(b).

2. SECURITIES PURCHASE AND REORGANIZATION

     2.1  EXCHANGE AND CANCELLATION OF SECURITIES

            (a) Subject to the terms and upon the conditions set forth herein, each Selling Stockholder agrees to sell, assign, transfer and deliver to Diva, and Diva agrees to purchase from each Selling Stockholder, the Company Common Stock owned by the respective Selling Stockholder as set forth on Exhibit A attached hereto, in exchange for the transfer, at the Closing, by Diva, to each Selling Stockholder a pro rata share of the Diva Common Stock and Series E Convertible Preferred Stock, as determined herein, aggregating 38,500,000 shares of Diva Common Stock comprising (a) 12,400,000 newly-issued shares of Diva Common Stock (of which 2,500,000 shares will be issued to the finders in accordance with Section 4.24 below) and (b) 261,000 newly issued Series E shares of Diva Preferred Stock (of which 10,000 will be issued to creditors in lieu of the conversion of $3,500,000 of trade debt on the books of Tactica at the Closing in accordance with Section 3.3 below) that will convert automatically into 26,100,000 shares of Diva Common Stock upon shareholder approval of the increase of Diva's authorized shares to 100,000,000, subject to and upon the terms hereinafter set forth, including, but not limited to the approval by the stockholders of Diva of an amendment to Diva's certificate of incorporation increasing Diva's authorized common stock from 20,000,000 shares to 100,000,000 shares. Each Selling Stockholder is entitled to receive thirty-five thousand (35,000) shares of Diva Common Stock (assuming conversion of all shares of Diva Series E Preferred Stock issued as a result of the Transaction) for each share of Company Common Stock owned by the Selling Stockholder at the Closing. The number of shares of Company Common Stock that each Selling Stockholder is entitled to receive at the Closing as determined hereunder is set forth opposite each Selling Stockholder's name on Exhibit A. Post Closing, Diva is hereinafter referred to as the "Surviving Corporation"

            (b) Prior to the Closing, the holder of 4,225,000 shares of Diva Common Stock, issued and outstanding immediately prior to the Effective Time shall exchange 3,725,000 of such shares for all of the issued and outstanding shares of Diva's sole subsidiary, Diva Florida, and upon receipt by Diva, said shares shall thereafter be canceled. An additional 1,209,000 common shares shall be canceled prior to the closing. At the Closing, 500,000 of such holder's Common Shares shall remain outstanding.

            (c) Each of the 69,800 shares of the Diva Common Stock held by the public, shall remain outstanding.

            (d) Prior to the Closing, (i) the holders of 421.67 Shares of Diva Series A Convertible Preferred Stock shall exchange their shares into 843,340 shares of Diva Common Stock; (ii) the holders of 3,000 Shares of Diva Series B Convertible Preferred Stock shall exchange their shares into 1,150,000 shares of Diva Common Stock; and (iii) the holders of 50 Shares of Diva Series C Convertible Preferred Stock shall exchange their shares into 100,000 shares of Diva Common Stock.

                                    - A-4 -

            (e) At the Closing, there shall be outstanding 100 shares of Diva Series A Convertible Preferred Stock. While Diva is aware that the holders of such Series A Convertible Preferred Stock intend to convert such stock to shares of Common Stock of the Surviving Corporation following the Closing, the terms of conversion of such shares shall be at the sole discretion of the Surviving Corporation, provided that such shares shall be converted into an aggregate of no more than 4,600,000 Common Shares. The terms of such conversion shall only be determined by the officers and directors of Surviving Corporation after the current Diva officers and directors have resigned from such positions.

            (f) All shares of Diva Series E Convertible Preferred Stock shall be shall be delivered to Robert L. B. Diener, as escrow holder, pursuant to an escrow agreement which shall provide that such shares shall be delivered to the holders thereof upon proof to the satisfaction of all parties hereto that the following amounts of Tactica trade payables have been converted into the Company's (or the Surviving Corporation's as the case may be) Common Shares (or Common Shares to be issued on the conversion of said Series E shares) as follows:

                    (i) Twenty-five percent (25%) of said shares shall be delivered to the Stockholders upon delivery to the escrow holder of proof that an initial $875,000 of trade payables have been converted;

                    (ii) An additional twenty-five percent (25%) of said shares shall be delivered to the Stockholders upon delivery to the escrow holder of proof that an aggregate of $1,750,000 of trade payables have been converted;

                    (iii) An additional twenty-five percent (25%) of said shares shall be delivered to the Stockholders upon delivery to the escrow holder of proof that an aggregate of $2,625,000 payables have been converted;

                    (iv) The final twenty-five percent (25%) of said shares shall be delivered to the Stockholders upon delivery to the escrow holder of proof that an aggregate of $3,500,000 of trade payables have been converted; The escrow agreement shall further provide that any shares still held in escrow forty-five (45) days from the Effective Date shall be returned to the Company (or the Surviving Corporation, as the case may be) for cancellation. Unless tendered for cancellation by the escrow holder, all shares of Diva Series E Convertible Preferred Stock shall be converted into 25,100,000 shares of Diva Common Stock upon shareholder approval of the increase of Diva's authorized shares to 100,000,000.

     2.2  INSTRUMENTS OF TRANSFER

            (a) Company Common Stock. Each Selling Stockholder shall deliver to Diva original certificates evidencing the Company Common Stock along with executed stock powers, in form and substance satisfactory to Diva, for purposes of assigning and transferring all of their right, title and interest in and to the Company Common Stock. From time to time after the Closing Date, and without further consideration, the Selling Stockholders will execute and deliver such other instruments of transfer and take such other actions as Diva may reasonably request in order to facilitate the transfer to Diva of the securities intended to be transferred hereunder.

            (b) Diva Common Stock. The Surviving Corporation shall deliver to the Selling Stockholders within five days of the Closing Date, original certificates evidencing the Diva Common Stock, in form and substance satisfactory to the Selling Stockholders, in order to effectively vest in the Selling Stockholders all right, title and interest in and to the Diva Common Stock. From time to time after the Closing Date, and without further consideration, the Surviving Corporation will execute and deliver such other instruments and take such other actions as the Selling Stockholders may reasonably request in order to facilitate the issuance to them of the Diva Common Stock.

     2.3  CLOSING.

Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 10.1 and subject to the satisfaction or waiver of the conditions set forth in Sections 8 and 9, the

                                    - A-5 -
closing of the Exchange will take place as promptly as practicable (and in any event within five Business Days) after satisfaction or waiver of the conditions set forth in Sections 8 and 9 at the offices of Jenkins & Gilchrist Parker Chapin LLP, New York, New York (the "CLOSING"), unless another date, time or place is agreed to in writing by the parties hereto, but in no event later than June 4, 2004 (the "Closing Date").

     2.4  TAX FREE REORGANIZATION

The parties intend that the transactions under this Agreement qualify as a tax-free organization under Section 368(a) (1) (B) of the Code.

3. POST-CLOSING COVENANTS.

     3.1  NO REVERSE SPLIT

The parties hereto agree that there shall be no reverse split of the Common Stock of the Surviving Corporation for at least one year following the Effective Time.

     3.2  RESTRICTION ON FUTURE SHARE ISSUANCE

The parties hereto agree that for a period of at least one year following the Effective Time, the Surviving Corporation shall issue no new shares of any class other than (a) shares issued in connection with a bona-fide acquisition of another company; (b) shares issued in connection with a financing of at least $7,500,000 with the Surviving Corporation's shares being priced at no less than the greater of $1.00 or 75% of the closing bid price of the Surviving Corporation's Common Shares on the closing date of such financing or (c) an underwritten public offering of the Surviving Corporation's Common Shares at a price greater than $1.00 per share.

     3.3  CONVERSION OF TRADE PAYABLES

Not later than forty-five (45) days following the Effective Date, The Company (or Surviving Corporation, as the case may be) shall cause at least $3,500,000 of its trade payables (as reflected on Schedule 3.3 attached hereto) to be converted into the Company's Common Shares (Trade Payables Conversion Shares"). The Trade Payables Conversion Shares are part and parcel of the Series E Preferred Shares to be issued in accordance with Secs. 2.1(a) and 2.1(f) and shall not be in addition to the number of such Series E shares set forth in said Secs. 2.1(a) and 2.1(f).

     3.3  DIVA AUDIT FOR FISCAL YEAR ENDING JUNE 30, 2004

Diva's current fiscal year ends on June 30, 2004. The Surviving Corporation will have the responsibility for completing its financial audit and Form 10-K filing for the fiscal year ending June 30, 2004. The current officers and directors of Diva shall cooperate with the officers and directors of the Surviving Corporation in completing this work. Diva represents that it currently owes no money to its auditors or company counsel to date and through the date of closing, it is further agreed that if the Company (Tactica) decides not to utilize the services of Paritz & Co, that the books and records through and including May 30, 2004 will be delivered to a place as requested by the Company. Whether or not the Surviving Company decides to change the company's auditors following the Closing, it is assumed that Diva's current auditors (Paritz & Co.) will be required to do substantial work in connection with the preparation of the company's audited financial statements and Form 10-K Annual Report for the period ending June 30, 2004. The work related to such audited financial statements and regulatory filings shall be at the sole expense of the Surviving Corporation, including but not limited to the work performed by Paritz & Co.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company hereby represents and warrants to Diva as follows.


                                    - A-6 -

     4.1  ORGANIZATION AND GOOD STANDING

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of the Company and all amendments thereto have been delivered to Diva. The corporate minutes and corporate records of the Company that have been made available to Diva are true, correct and complete in all material respects. The Company has no subsidiaries and does not own any equity interest in any Person whatsoever.

     4.2  AUTHORITY; NO CONFLICT

            (a) The Company has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Exchange and the other transactions contemplated hereby and to perform its obligations under this Agreement.

            (b) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

                    (i) contravene, conflict with or result in a violation or breach of (A) any provision of the Organizational Documents of the Company, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of the Company, (C) any legal requirement or any Governmental Order to which the Company or any of the properties or assets owned or used by the Company may be subject, or (D) any authorization, license or permit of any Governmental Authority, including any private investigatory license or other similar license, which is held by the Company or that otherwise relates to the business of, or any of the assets owned or used by, the Company;

                    (ii) result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any Contract to which the Company is a party or to which it or its properties or assets may be bound, or require the consent or approval of or any notice to or filing with any Governmental Authority to which the Company or its properties or assets may be subject; or

                    (iii) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the properties or assets owned or used by the Company; except, with respect to clauses (i)(C) or (D), (ii) or (iii) of this Section 4.2, where any such contravention, conflict, violation, breach, default, termination right, cancellation or acceleration right or Encumbrance would not have a Material Adverse Effect or would not adversely affect the ability of the Company to consummate the Exchange or the other transactions contemplated by this Agreement.

     4.3  CAPITALIZATION

The authorized equity securities of the Company consist solely of 1,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The authorized, issued and outstanding shares of each class of capital stock or other ownership or equity interests of each Subsidiary of the Company are accurately and completely set forth in Section 4.3(a) of the Company Disclosure Schedule. No options to purchase shares of the Company have been granted. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of the Company. There are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of the Company, and there are not outstanding any options, warrants or other securities exercisable or exchangeable for or convertible into any shares of equity securities of the Company ("CONVERTIBLE SECURITIES"). The


                                    - A-7 -

Company does not own or have any Contract to acquire, any equity securities or other securities of any Person or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of the Company.

     4.4  FINANCIAL STATEMENTS

The Company shall deliver to Diva true, correct and complete copies of the following financial statements ("Company Financial Statements") not later than two days prior to Closing:

            (a) Audited consolidated balance sheets, consolidated statements of income, stockholders' equity and cash flows of the Company for the periods ended February 28, 2003 and 2002;

            (b) Unaudited consolidated balance sheets of the Company dated as of May 31, 2004, which shall reflect net tangible assets of not less than $3,000,000, conversion of all loans, a maximum of $13,300,000 in accounts payable and minimums of $2,900,000 in accounts receivable and $10,000,000 in good and usable inventory; provided, that the accounts receivable and inventory balances contained in the unaudited balance sheet shall be subject to change due to adjustments for inventory, chargeback reserves and ongoing business operations prior to Closing.

            (c) Audited financial statements for the fiscal years for the year ended 2003 and unaudited financial statements for the year 2004 which reflect net sales in excess of $39,600,000 in each such year;

            (d) Unaudited financial statements which reflect gross sales in excess of $6,000,000 and pretax income in excess of $350,000 for the three months ending May 31, 2004, subject to final adjustments for inventory and chargeback reserves.

            (e) Unaudited proforma balance sheets reflecting the Surviving Corporation immediately following the Closing of this Transaction.

The Company represents and warrants that the Company Financial Statements (i) shall have been prepared from the books and records of the Company in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Company required to be reflected therein on such basis as at the date(s) thereof, (iii) fairly present in all material respects the consolidated financial position of the Company as of the date(s) of the balance sheets included in the Company Financial Statements and the consolidated results of its operations and cash flows for the periods indicated and (iv) no adverse change in the financial position of the Company as reflected in the Company Financial Statements that could result in any Material Adverse Effect shall have occurred prior to the Effective Date and, as of the Effective Date, the Company has no knowledge of any future or threatened event which could have a Material Adverse Effect on the financial position of the Company as reflected in the Company Financial Statements. At the Closing, the Company's Chief Executive Officer shall execute and deliver to the other parties hereto a Certificate attesting to the foregoing.

     4.5  NO UNDISCLOSED LIABILITIES

Except as set forth in Section 4.5 of the Company Disclosure Schedule, the Company has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Company Financial Statements and current liabilities incurred in the ordinary course of business since the date of the Company Financial Statements, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a Material Adverse Effect.

     4.6  TAXES

The Company has properly and timely filed all federal, state and local Tax returns (or properly filed for an extension with respect to such filing) and has paid all Taxes, assessments and penalties due and payable, except as set forth in Schedule 4.6 of the Company Disclosure Schedule. All such Tax returns were


                                    - A-8 -
complete and correct in all respects as filed, and no claims have been assessed with respect to such returns, except as set forth in Section 4.6 of the Company Disclosure Schedule. The provisions made for Taxes on the balance sheet of the Company included in the Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of the Company up to and through the date of such Financial Statements. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by the Company, nor any Tax liens whether existing or inchoate on any of the assets of the Company, except for current year Taxes not presently due and payable. The federal income Tax returns of the Company have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. The Company has not waived the expiration of the statute of limitations with respect to any Taxes. Other than with respect to the Company, the Company is not liable for Taxes of any other Person or is currently under any contractual obligation to indemnify any Person with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by the Company with respect to Taxes. The Company has assigned its rights to Tax refunds for all fiscal years up to and including the fiscal year ended February 29, 2004 to a third party.

For purposes of this Agreement, the term "TAX" shall mean any United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, estimated, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any Governmental Authority, together with any interest or penalty imposed thereon.

     4.7  ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE

            (a) All accounts receivable of the Company that are reflected on the Financial Statements or on the accounts receivable ledgers of the Company (the "COMPANY ACCOUNTS RECEIVABLE") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Company Accounts Receivable are or will be current and collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP, in the ordinary course of business without resort to litigation, except for such Company Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

            (b) All accounts payable of the Company that are reflected on the Financial Statements or on the accounts payable ledgers of the Company arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Financial Statements and in the books and records of the Company are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since the date of the Financial Statements in the amount or delinquency of accounts payable of the Company and its Subsidiaries (either individually or in the aggregate) which would have a Material Adverse Effect.

     4.8  NO MATERIAL ADVERSE CHANGE

Since the date of the Financial Statements, there has not occurred a Material Adverse Effect and no event has occurred or circumstance exists that may result in a Material Adverse Effect.

     4.9  BOOKS AND RECORDS

Except as disclosed in Section 4.9 of the Company Disclosure Schedule, the books of account and other records of the Company and its Subsidiaries, all of which have been made available to Diva, are true, correct and complete. Except as disclosed in Section 4.9 of the Company Disclosure Schedule, the minute books of the Company contain true, correct and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company. The stock books of the Company are true, correct and complete. At the Closing, all of those books and records will be in the possession of the Company.


                                    - A-9 -

     4.10 TITLE TO PROPERTIES; ENCUMBRANCES

Section 4.10 of the Company Disclosure Schedule contains a complete and accurate list of all real property leaseholds or other interests therein held by the Company. The Company does not own, or has owned, any real property. The Company has delivered or made available to Diva true, correct and complete copies of the real property leases to which the Company is a party or pursuant to which it uses or occupies any real property. Section 4.10 of the Company Disclosure Schedule also contains a complete and accurate list of all licensed vehicles owned or leased by the Company and the fixed assets used in the business of the Company and carried on its books for tax purposes. Except as set forth in
Section 4.10 of the Company Disclosure Schedule, the Company has good title to, or a valid leasehold, license or other interest in, all of the real and personal properties and assets, tangible and intangible, it owns or purports to own, hold or use in its business, including those reflected on their books and records and in the Financial Statements and Interim Financial Statements (except for accounts receivable collected and materials and supplies used or disposed of in the ordinary course of business consistent with past practice after the date of the Interim Financial Statements), free and clear of all Encumbrances, except Permitted Encumbrances.

     4.11 CONDITION AND SUFFICIENCY OF ASSETS

Except as would not be reasonably likely to cause a Material Adverse Effect, the buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by the Company are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Except as would not be reasonably likely to result in a Material Adverse Effect, the buildings, vehicles, furniture, fixtures and equipment or other personal property of the Company are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing.

     4.12 EMPLOYEE BENEFITS

            (a) Neither the Company nor any ERISA Affiliate maintains any Employee Benefit Plans. "EMPLOYEE BENEFIT Plan" means (other than workers' compensation required by any state or subdivision thereof) any "employee benefit plan" as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing benefits to any current or former director, employee or independent contractor (or to any dependent or beneficiary thereof) of the Company or any ERISA Affiliate, which are now or have ever been maintained by the Company or any ERISA Affiliate or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including all incentive, bonus, deferred compensation, vacation, holiday, medical, disability, stock appreciation rights, stock option, stock purchase or other similar plans, policies, programs, practices, agreements, understandings or arrangements. "ERISA AFFILIATE" means any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code, (ii) a group of trades or businesses under common control within the meaning of Section 414(c), or (iii) an affiliated service group within the meaning of Section 414(m) of the Code.

            (b) Neither the Company nor any ERISA Affiliate has proposed or agreed to the creation of any new Employee Benefit Plan.

     4.13 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

            (a) To the best of the Company's knowledge, the Company is in compliance with all federal, state and local laws, authorizations, licenses and permits of any Governmental Authority and all Governmental Orders affecting the business, operations, properties or assets of the Company and its Subsidiaries, including, federal, state and local: (i) Occupational Safety and Health Laws;
(ii) private investigatory and other similar laws; (iii) securities laws; (iv) the Fair Credit Reporting Act and similar state and local laws; and (v) laws regarding or relating to trespass or violation of privacy rights. Except as set forth in Section 4.13 of the Company Disclosure Schedule the Company has not been charged with violating, nor to the knowledge of the Company, threatened with a charge of violating, nor, to the knowledge of the Company, is the Company under investigation with respect to a possible violation of, any provision of any federal, state or local law relating to any of their respective businesses, operations, properties or assets.


                                    - A-10 -

            (b) Section 4.13 of the Company Disclosure Schedule contains a complete and accurate list of each governmental authorization, license or permit that is held by the Company or that otherwise relates to the business of, or to any of the properties or assets owned or used by, the Company. Each governmental authorization, license or permit listed in Section 4.13 of the Disclosure
Schedule is valid and in full force and effect.

     4.14 LEGAL PROCEEDINGS

Except as set forth in Section 4.14 of the Company Disclosure Schedule, there is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding ("PROCEEDING"):

                    (i) that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, the Company; or

                    (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

                    (iii) To the knowledge of the Company, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company has made available to Diva true, correct and complete copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Section 4.14 of the Disclosure Schedule. The Proceedings listed in Section 4.14 of the Disclosure Schedule, if decided adversely to the Company or any Subsidiary, individually or in the aggregate, would not have a Material Adverse Effect, except as described in Section 4.14 of the Disclosure Schedule.

     4.15 ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in Section 4.15 of the Company Disclosure Schedule, since the date of the Financial Statements, the Company has conducted its business only in the ordinary course of business consistent with past practice. Without limiting the generality of the immediately preceding sentence, since April 29, 2004, there has not been any of the following on the part of the Company:

            (a) declaration or payment of any dividend or other distribution or redemption or repurchase or other acquisition, directly or indirectly, in respect of shares of capital stock or Convertible Securities;

            (b) issuance or sale or authorization for issuance or sale, or grant of any options or other agreements with respect to, any shares of its capital stock or Convertible Securities, or any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

            (c) payment or increase of any bonuses, salaries or other compensation to any stockholder, director, officer, consultant or employee except for increases in bonus compensation to employees in the ordinary course of business or entry into any employment, severance or similar Contract with any director, officer or employee;

            (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement or other employee benefit plan for or with any employees;

            (e) damage to or destruction or loss of any property or asset, whether or not covered by insurance, which may have a Material Adverse Effect;


                                    - A-11 -

            (f) entry into, termination of, or receipt of notice of termination of, any Contract or transaction involving a total remaining commitment by or to the Company or any Subsidiary of at least $25,000, including the entry into (i) any document evidencing any indebtedness; (ii) any capital or other lease; or
(iii) any guaranty (including "take-or-pay" or "keepwell" agreements);

            (g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property or mortgage, pledge, or imposition of any Encumbrance (other than Permitted Encumbrances) on any material property or asset;

            (h) cancellation, compromise or waiver of any claims or rights with a value to the Company or any Subsidiary in excess of $25,000;

            (i) material change in the method of accounting of the accounting principles or practices used by the Company in the preparation of the Financial Statements or the Interim Financial Statements, except as required by GAAP;

            (j) amendment or other modification of its respective Organizational Documents;

            (k) loss of services of any key employee or consultant or any loss of a material client;

            (l) loan or advance to any Person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice; or

            (m) agreement or commitment, whether oral or written, by the Company to do any of the foregoing.

     4.16 CONTRACTS; NO DEFAULTS

            (a) Section 4.16(a) of the Company Disclosure Schedule contains a complete and accurate list, and the Company has delivered or made available to Diva true, correct and complete copies, of:

                    (i) each Contract that involves performance of services or delivery of goods or materials by the Company of an amount or value in excess of $100,000;

                    (ii) each Contract that involves performance of services or delivery of goods or materials to the Company of an amount or value in excess of $100,000;

                    (iii) each lease, license and other Contract affecting any leasehold or other interest in, any real or personal property;

                    (iv) each licensing Contract with respect to Company Patents, Company Marks, Company Copyrights, Company trade secrets or other Company Intellectual Property Assets, including Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any Intellectual Property Assets;

                    (v) each collective bargaining Contract to or with any labor union or other employee representative of a group of employees;

                    (vi) each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by the Company with any other Person or requiring the Company or any of its Subsidiaries to make a capital contribution;

                    (vii) each Contract containing covenants that in any way purport to restrict the business activity of the Company or any of its Subsidiaries or limit the freedom of the Company to engage in any line of business or to compete with any Person or hire any Person;


                                    - A-12 -

                    (viii) each employment Contract providing for compensation, severance or a fixed term of employment in respect of services performed by any employees of the Company and each consulting Contract with an independent contractor;

                    (ix) each stock option, purchase or benefit plan for employees;

                    (x) each power of attorney that is currently effective and outstanding;

                    (xi) each Contract for capital expenditures in excess of $100,000;

                    (xii) each Contract with an officer or director of the Company or any of its Subsidiaries or with any Affiliate of any of the foregoing;

                    (xiii) each Contract under which any money has been or may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of the Company or any Subsidiary), and each guaranty (including "take-or-pay" and "keepwell" agreements) of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                    (xiv) each Contract containing restrictions with respect to the payment of dividends or other distributions in respect of the Company's or any Subsidiary's capital stock;

                    (xv) each other Contract having an indefinite term or a fixed term of more than one (1) year (other than those that are terminable at will or upon not more than thirty (30) days' notice by the Company or any of its Subsidiaries without penalty) or requiring payments by the Company or any of the Company's Subsidiaries of more than $100,000 per year; and

                    (xvi) each standard form of Contract pursuant to which the Company or any Subsidiary provides services to clients.

            (b) Except as set forth in Section 4.16(b) of the Company Disclosure Schedule, each Contract identified or required to be identified in Section 4.16(a) of the Company Disclosure Schedule is in full force and effect and is valid and enforceable against the Company and, to the knowledge of the Company, against the other parties thereto in accordance with its terms.

            (c) Except as set forth in Section 4.16(c) of the Company Disclosure
Schedule:

                    (i) the Company is in full compliance with all applicable terms and requirements of each Contract under which the Company has any obligation or liability or by which the Company or any of the properties or assets owned, held or used by the Company is bound, except for such noncompliance that would not reasonably be likely to result in a Material Adverse Effect;

                    (ii) to the knowledge of the Company, each other Person that has or had any obligation or liability under any Contract under which the Company has any rights is in compliance in all material respects with all applicable terms and requirements of such Contract; and

                    (iii) no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time or both) may result in a violation or breach of any Contract, which violation or breach would be reasonably likely to result in a Material Adverse Effect.


                                    - A-13 -

     4.17 INSURANCE

Section 4.17 of the Company Disclosure Schedule sets forth the premium payments and describes all the insurance policies of the Company, which policies are now in full force and effect in accordance with their terms and expire on the dates shown on Section 4.17 of the Company Disclosure Schedule. Such insurance policies comply in all respects with the requirements of any leases to which the Company is a party, including, real property leases. There has been no default in the payment of premiums on any of such policies, and, to the knowledge of the Company, there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies insure the Company in amounts and against losses and risks customary and sufficient for businesses similar to that of the Company, and, to the knowledge of the Company, such policies shall continue in full force and effect until the expiration dates shown in Section 4.17 of the Company Disclosure Schedule. Except as disclosed in Section 4.17 of the Company Disclosure Schedule, there are no pending claims for amounts greater than $50,000 with respect to the Company or its properties or assets under any such insurance policy. True, correct and complete copies of all insurance policies listed in Section 4.17 have been previously furnished to Diva.

     4.18 ENVIRONMENTAL MATTERS

The Company has at all times operated its businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws ("ENVIRONMENTAL PERMITS") and, to the Company's knowledge, no material expenditures are or will be required by the Company in order to comply with such Environmental Laws. The Company has not received any written communication from any Governmental Authority or other Person that alleges that the Company has violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of the Company, threatened (a) against the Company, or (b) against any Person whose liability for any Environmental Claim the Company has retained or assumed, either contractually or by operation of law. Neither the Company has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

"ENVIRONMENTAL LAWS" means-all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials including without limitation, the Clean Air Act, 42 U.S.C. ss. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. ("RCRA"), and the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq. "ENVIRONMENTAL CLAIMS" means any and all, actions, orders, decrees, suits, demands, directives, claims, liens, investigations, proceedings or notices of violation by any Governmental Authority or other Person alleging potential responsibility or liability arising out of, based on or related to (a) the presence, release or threatened release of, or exposure to, any Hazardous Materials (as defined under applicable Environmental Laws) or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

     4.19 EMPLOYEES

            (a) Section 4.19 of the Company Disclosure Schedule contains a complete and accurate list of the following information for each employee of the
Company: name; job title; current compensation; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature.

            (b) No employee or director of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect
(i) the performance of his or her duties as an employee or officer of the Company, or (ii) the ability of the Company to conduct its business. To the knowledge of the Company, no officer or other key employee of the Company or any of its Subsidiaries intends to terminate his or her employment with the Company.


                                    - A-14 -

     4.20 LABOR RELATIONS

Except as set forth in Section 4.20 of the Company Disclosure Schedule:

            (a) The Company has satisfactory relationships with its employees.

            (b) No condition or state of facts or circumstances exists which could materially adversely affect the Company's relations with its employees, including, to the best of the Company's knowledge, the consummation of the transactions contemplated by this Agreement.

            (c) The Company is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

            (d) No collective bargaining agreement with respect to the business of the Company is currently in effect or being negotiated. The Company has not encountered any labor union or collective bargaining organizing activity with respect to its employees. Neither the Company nor any of its Subsidiaries has any obligation to negotiate any such collective bargaining agreement, and, to the knowledge of the Company, there is no indication that the employees of the Company or any of its Subsidiaries desire to be covered by a collective bargaining agreement.

            (e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of the Company, threatened with respect to the employees of the Company or any of its Subsidiaries, nor has any or the above occurred or, to the knowledge of the Company, been threatened.

            (f) There is no representation claim or petition pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no question concerning representation has been raised or threatened respecting the employees of the Company or any of its Subsidiaries.

            (g) There are no complaints or charges against the Company pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no complaints or charges have been filed or threatened to be filed against the Company with any such board or agency.

            (h) To the knowledge of the Company, no charges with respect to or relating to the business of the Company are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.

            (i) Section 4.20 of the Company Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from the Company to any Person whose employment with the Company was terminated.

            (j) The Company has not received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of the Company and no such investigation is in progress.

            (k) Neither the Company, or to the knowledge of the Company, any employee of the Company, is in violation of any term of any employment agreement, non-disclosure agreement, non-compete agreement or any other Contract regarding an employee's employment with the Company.

            (l) The Company has paid all wages which are due and payable to each employee and has paid or accrued as a liability all amounts due to each independent contractor.


                                    - A-15 -

     4.21 INTELLECTUAL PROPERTY

            (a) INTELLECTUAL PROPERTY ASSETS--The term "COMPANY INTELLECTUAL PROPERTY ASSETS" includes: (i) the names "Tactica" and "Igia", all fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "COMPANY MARKS"); (ii) all patents, patent applications and inventions and discoveries that may be patentable (collectively, "COMPANY PATENTS"); (iii) all copyrights in both published works and unpublished works, including software, training manuals and videos (collectively, "Company Copyrights"); and (iv) all know-how, trade secrets, confidential information, client lists, software, technical information, data, plans, drawings and blue prints (collectively, "COMPANY TRADE SECRETS") owned, used or licensed by the Company and its Subsidiaries as licensee or licensor.

            (b) AGREEMENTS--Section 4.21(b) of the Company Disclosure Schedule contains a true, correct and complete list and summary description, including any royalties paid or received by the Company, of all Contracts relating to the Intellectual Property Assets to which the Company are a party or by which the Company is bound.

            (c) KNOW-HOW NECESSARY FOR THE BUSINESS--The Company Intellectual Property Assets are all those used in, or related to, the operation of the business of the Company as it is currently conducted and proposed to be conducted. The Company is the owner of all right, title and interest in and to the Company Intellectual Property Assets, free and clear of all Encumbrances and have the right to use without payment to a third party all of the Intellectual Property Assets. The Company is the owner of all right, title and interest in and to any (i) business application software and (ii) proprietary management information systems used in, or related to, the operation of the business of the Company as it is currently conducted and proposed to be conducted, free and clear of all Encumbrances, and have a right to use such software and systems without payment to a third party.

            (d) TRADEMARKS--(i) Section 4.21(d) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Marks; (ii) the Company is the owner of all right, title and interest in and to the Company Marks, free and clear of all Encumbrances; (iii) all Company Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable;
(iv) no Company Mark is infringed or, to the knowledge of the Company, has been challenged or threatened in any way. None of the Company Marks used by the Company infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

            (e) COPYRIGHTS--(i) Section 4.21(e) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Copyrights;
(ii) the Company is the owner of all right, title and interest in and to the Company Copyrights, free and clear of all Encumbrances; (iii) all the Company Copyrights have been registered and are currently in compliance with formal legal requirements, and are valid and enforceable; (iv) no Company Copyright is infringed or, to the knowledge of the Company, has been challenged or threatened in any way; (v) none of the subject matter of any of the Company Copyrights infringes or is alleged to infringe any copyright of any Person or is a derivative work based on the work of a third Person; and (vi) all works encompassed by the Company Copyrights have been marked with the proper copyright notice.

            (f) TRADE SECRETS--(i) The Company has taken all reasonable precautions to protect the secrecy, confidentiality and value of the Company Trade Secrets; and (ii) the Company has good title and an absolute right to use the Company Trade Secrets. The Company Trade Secrets, to the knowledge of the Company, have not been used, divulged or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. No Company Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     4.22 ABSENCE OF CERTAIN PAYMENTS

Neither the Company nor any director, officer, agent or employee of the Company or, to the knowledge of the Company, any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business,


                                    - A-16 -

(ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

     4.23 RELATIONSHIPS WITH RELATED PERSONS

Except as set forth in Section 4.23 of the Company Disclosure Schedule, no officer, director or employee of the Company, nor any spouse or child of any of them or any Affiliate of, or any Person associated with, any of them ("RELATED PERSON"), has any interest in any property or asset used in or pertaining to the business of the Company that would be required to be disclosed under Item 404 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. Except as set forth in Section 4.23 of the Company Disclosure Schedule, no Related Person has owned or presently owns an equity interest or any other financial or profit interest in a Person that has (i) had business dealings with the Company, or (ii) engaged in competition with the Company that would be required to be disclosed under Item 404 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. Except as set forth in Section 4.23 of the Company Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, the Company, except for employment agreements listed in Section 4.16 of the Company Disclosure Schedule.

     4.24 BROKERS OR FINDERS

Neither the Company nor any of its respective directors, officers or agents on their behalf has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement, other than the following: Vertical Capital Partners, Inc and Sands Brothers International Ltd ("Sands") shall receive a total of 2,500,000 shares of Common Stock, 750,000 of such shares shall be delivered to Vertical Capital Partners, Inc. at the Closing and 1,750,000 of such shares shall be issued to Sands and placed into an escrow with Jenkins & Gilchrist Parker Chapin, LLP as escrow holder. In accordance with the terms of an agreement between Sands and the Company, the escrow holder shall deliver such shares to Sands upon proof to the satisfaction of the escrow holder that Sands has raised at least $7,500,000 in new capital for the Company (or the Surviving Corporation as the case may be) within 45 calendar days of the Effective Date. The escrow agreement shall further provide that in the event the escrow holder is not provided proof of satisfaction that such capital raise has been completed and funded within the designated time period, the escrow holder shall forthwith deliver all of said 1,750,000 shares to the Surviving Corporation for cancellation.

     4.25 DEPOSIT ACCOUNTS

Section 4.25 of the Company Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which the Company has an account or safe deposit box, (b) the names in which each account or box is held, (c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box. No Person holds any power of attorney from the Company or any Subsidiary, except as listed in Section 4.25 of the Company Disclosure Schedule.

     4.26 CONDUCT OF BUSINESS; USE OF NAME

The business carried on by the Company has been conducted by the Company directly and not through any Affiliate or associate of any stockholder, officer, director or employee of the Company or through any other Person. To the best of the Company's knowledge, the Company owns and has the exclusive right, title and interest in and to the names Tactica and Igia and no other Person has the right to use the same, or any confusing derivative thereof, as its corporate name or otherwise in connection with the operation of any business similar or related to the business conducted by the Company.


                                    - A-17 -

     4.27 RESTRICTIONS ON BUSINESS ACTIVITIES

Except as set forth in section 4.27 of the Company Disclosure Schedule there is no Contract or Governmental Order binding upon the Company or, to the knowledge of the Company, threatened that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or the Company (either individually or in the aggregate), any acquisition of property by the Company or the Company (either individually or in the aggregate), providing of any service by the Company of the Company or the hiring of employees or the conduct of business by the Company of the Company (either individually or in the aggregate) as currently conducted or proposed to be conducted.

     4.28 OUTSTANDING INDEBTEDNESS

Section 4.28 of the Company Disclosure Schedule sets forth as of a date no earlier than three (3) days prior to the date hereof (a) the amount of all indebtedness of the Company then outstanding and the interest rate applicable thereto, (b) any Encumbrances which relate to such indebtedness, and (c) the name of the lender or the other payee of each such indebtedness.

     4.29 VOTING REQUIREMENTS

The affirmative vote or consent of a majority of the outstanding shares of Company Common Stock is the only vote or consent of the holders of any class or series of equity securities of the Company necessary to adopt this Agreement and approve the Merger and the other transactions contemplated by this Agreement.

     4.30 DISCLOSURE

No representation or warranty by the Company in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, and no statement in the Disclosure Schedule, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

5. REPRESENTATIONS AND WARRANTIES OF DIVA

      Diva represents and warrants to Company with respect to itself and not with respect to the Terminating Subsidiaries, except as specifically indicated as follows:

     5.1  ORGANIZATION AND GOOD STANDING

            (a) Diva is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Diva has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. Diva is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of Diva and all amendments thereto have been delivered to the Company. The corporate minutes and corporate records of Diva that have been made available to the Company and are true, correct and complete in all material respects. Diva has no subsidiaries and does not own any equity interest in any Person whatsoever.

            (b) Section 5.1 of the Diva Disclosure Schedule sets forth a true, correct and complete list of each Subsidiary of Diva. Each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction or incorporation or organization indicated in Section 5 of the Disclosure Schedule. Each such Subsidiary has full corporate or other power and authority to own its properties and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws (or other Organizational Documents) of each such Subsidiary and all amendments thereto have been delivered to the Company.


                                    - A-18 -

     5.2  AUTHORITY; NO CONFLICT

            (a) Diva has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Exchange and to perform its obligations under this Agreement.

            (b) Neither the execution, delivery or performance of this Agreement by Diva nor the consummation by Diva of the Exchange or any of the other transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

                    (i) contravene, conflict with or result in a violation or breach of (A) any provision of the Organizational Documents of Diva, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of Diva, (C) any legal requirement or any Governmental Order to which Diva or any of the properties or assets owned or used by Diva or any of its Subsidiaries may be subject, or (D) any authorization, license or permit of any Governmental Authority, including any private investigatory license or other similar license, which is held by Diva or any of its Subsidiaries or that otherwise relates to the business of, or any of the assets owned or used by, Diva or any of its Subsidiaries;

                    (ii) result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any Contract to which the Company or any of its Subsidiaries is a party or to which they or their respective properties or assets may be bound, or require the consent or approval of or any notice to or filing with any Governmental Authority to which either the Company or any of its Subsidiaries or their respective properties or assets may be subject; or

                    (iii) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the properties or assets owned or used by the Company or any of its Subsidiaries; except, with respect to clauses (i) (C) or (D), (ii) or (iii) of this Section 5.2, where any such contravention, conflict, violation, breach, default, termination right, cancellation or acceleration right or Encumbrance would not have a Material Adverse Effect or would not adversely affect the ability of the Company to consummate the Exchange or the other transactions contemplated by this Agreement.

     5.3  CAPITALIZATION

The authorized equity securities of Diva consist solely of 20,000,000 shares of common stock, par value $0.001 per share, of which 5,503,800 shares are issued and outstanding, 1,000,000 shares of preferred stock, par value $0.01 per share, 3,571.67 of which shares are issued and outstanding. Prior to the Closing, 3,471.67 of such shares of preferred stock will be converted into an additional 2,093,340 Common Shares and 3,725,000 Common Shares shall be cancelled in connection with the divestiture of Diva's subsidiary, Diva Entertainment, Inc., a Florida corporation and an additional 1,209,000 Common Shares shall be cancelled. All of the outstanding equity securities of Diva have been duly authorized and validly issued and are fully paid and nonassessable. The authorized, issued and outstanding shares of each class of capital stock or other ownership or equity interests of each Subsidiary of Diva are accurately and completely set forth in Section 5.3(a) of the Diva Disclosure Schedule. All of the outstanding shares of capital stock or other ownership or equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and owned beneficially and of record by Diva free and clear of any and all Encumbrances. No options to purchase shares of Diva have been granted. There are no voting trusts or other agreements or understandings to which the Diva is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of Diva. There are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of Diva, and there are not outstanding any convertible securities of Diva. Diva does not own or has any Contract to acquire, any equity securities or other securities of any Person (other than a Subsidiary) or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of Diva.


                                    - A-19 -

     5.4  SEC DOCUMENTS; FINANCIAL STATEMENTS

            Diva has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the "SEC") by Diva since June 30, 2003 (all such documents, as amended or supplemented, are referred to collectively as, the "Diva SEC Documents") and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. ss.1350 (Section 906 of the Sarbanes-Oxley act of 2002) with respect to any applicable Diva SEC Document (collectively, the "SOX Certifications"). Diva has made available to the Company all SOX Certifications and comment letters received by Diva from the staff of the SEC since July 1, 2002 and all responses to such comment letters by or on behalf of the Company. None of Diva's subsidiaries currently is, and no such subsidiary has been, required to file or otherwise furnish any reports, schedules, forms, statements, prospectuses or other documents with or to the SEC. Since June 30, 2003, Diva has complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of Diva (collectively, the "Diva Financial Statements") contained in the Diva SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of Diva and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of Diva. As of their respective dates, each Diva SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the Diva SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the case of other Diva SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither Diva nor, to Diva's knowledge, any of its officers has received notice from the SEC or any other Governmental Entity questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

     5.5  NO UNDISCLOSED LIABILITIES

Except as set forth in Section 5.5 of the Diva Disclosure Schedule, Diva has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements and the Interim Financial Statements and current liabilities incurred in the ordinary course of business since the date of the Interim Financial Statements, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a Material Adverse Effect.

     5.6  TAXES

Diva has properly and timely filed all federal, state and local Tax returns and has paid all Taxes, assessments and penalties due and payable. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns, except as set forth in Section 5.6 of the Diva Disclosure Schedule. The provisions made for Taxes on the balance sheets of Diva and its Subsidiaries included in the Diva Financial Statements and the Diva Interim Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of Diva and its Subsidiaries up to and through the date of such Diva Financial Statements or Diva Interim Financial Statements, respectively. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by Diva or any of its Subsidiaries, nor any Tax liens whether


                                    - A-20 -
existing or inchoate on any of the assets of Diva or any of its Subsidiaries, except for current year Taxes not presently due and payable. The federal income Tax returns of Diva and its Subsidiaries have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. Neither Diva nor any of its Subsidiaries has waived the expiration of the statute of limitations with respect to any Taxes. There are no outstanding requests by Diva or any of its Subsidiaries for any extension of time within which to file any Tax return or to pay Taxes shown to be due on any Tax return. Other than with respect to the Company and its Subsidiaries, neither Diva nor any of its Subsidiaries is liable for Taxes of any other Person or is currently under any contractual obligation to indemnify any Person with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by Diva or any of its Subsidiaries with respect to Taxes. Diva represents that to the extent tax-loss carry-forwards have been accrued on account of the operation of Diva's Subsidiaries, such carry-forward amounts will be retained on the books of such Subsidiaries.

     5.7  ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE

            (a) All accounts receivable of Diva and its Subsidiaries that are reflected on the Diva Financial Statements, the Diva Interim Financial Statements or on the accounts receivable ledgers of Diva and its Subsidiaries (collectively, the "DIVA ACCOUNTS RECEIVABLE") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Diva Accounts Receivable are or will be current and collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP, in the ordinary course of business without resort to litigation, except for such Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

            (b) All accounts payable of Diva and its Subsidiaries that are reflected on the Diva Financial Statements, the Diva Interim Financial Statements or on the accounts payable ledgers of Diva and its Subsidiaries arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Diva Financial Statements and on the Diva Interim Financial Statements and in the books and records of Diva and its Subsidiaries are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since the date of the Diva Interim Financial Statements in the amount or delinquency of accounts payable of Diva and its Subsidiaries (either individually or in the aggregate) which would have a Material Adverse Effect.

     5.8  NO MATERIAL ADVERSE CHANGE

Since the date of the Diva Interim Financial Statements, there has not been any Material Adverse Effect in the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Diva and its Subsidiaries taken as a whole and no event has occurred or circumstance exists that may result in a Material Adverse Effect.

     5.9  BOOKS AND RECORDS

Except as disclosed in Section 5.9 of the Diva Disclosure Schedule, the books of account and other records of Diva and its Subsidiaries are true, correct and complete. Except as disclosed in Section 5.9 of the Diva Disclosure Schedule, the minute books of Diva Company and its Subsidiaries contain true, correct and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of Diva and its Subsidiaries. The stock books of the Company are true, correct and complete.

     5.10 TITLE TO PROPERTIES; ENCUMBRANCES

Section 5.10 of the Disclosure Schedule contains a complete and accurate list of all real property leaseholds or other interests therein held by Diva and its Subsidiaries. Neither Diva nor any of its Subsidiaries owns, or has owned, any real property. Diva has delivered or made available to Diva true, correct and complete copies of the real property leases to which the Company or any of its Subsidiaries is a party or pursuant to which any of them uses or occupies any real property. Section 5.10 of the Diva Disclosure Schedule also contains a complete and accurate list of all licensed vehicles owned or leased by Diva or any of its Subsidiaries and the fixed assets used in the business of the Company or any of its Subsidiaries and carried on their books for tax purposes. Except as set forth in Section 5.10 of the Diva Disclosure Schedule, Diva and each of


                                    - A-21 -
its Subsidiaries has good title to, or a valid leasehold, license or other interest in, all of the real and personal properties and assets, tangible and intangible, they own or purport to own, hold or use in their respective businesses, including those reflected on their books and records and in the Financial Statements and Interim Financial Statements (except for accounts receivable collected and materials and supplies used or disposed of in the ordinary course of business consistent with past practice after the date of the Interim Financial Statements), free and clear of all Encumbrances, except Permitted Encumbrances.

     5.11 CONDITION AND SUFFICIENCY OF ASSETS

The buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by Diva and its Subsidiaries are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, vehicles, furniture, fixtures and equipment or other personal property of Diva and its Subsidiaries are sufficient for the continued conduct of their respective businesses after the Closing in substantially the same manner as conducted prior to the Closing.

     5.12 EMPLOYEE BENEFITS

            (a) Neither Diva nor any ERISA Affiliate maintains any Employee Benefit Plans.

            (b) Neither Diva nor any ERISA Affiliate has proposed or agreed to the creation of any new Employee Benefit Plan.

     5.13 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

            (a) To the best of Diva's knowledge, Diva is in compliance with all federal, state and local laws, authorizations, licenses and permits of any Governmental Authority and all Governmental Orders affecting the business, operations, properties or assets of Diva and its Subsidiaries, including, federal, state and local: (i) Occupational Safety and Health Laws; (ii) private investigatory and other similar laws; (iii) securities laws; (iv) the Fair Credit Reporting Act and similar state and local laws; and (v) laws regarding or relating to trespass or violation of privacy rights. Neither Diva nor any of its Subsidiaries has been charged with violating, nor to the knowledge of Diva, threatened with a charge of violating, nor, to the knowledge of Diva, is Diva or any of its Subsidiaries under investigation with respect to a possible violation of, any provision of any federal, state or local law relating to any of their respective businesses, operations, properties or assets.

            (b) Section 5.13 of the Diva Disclosure Schedule contains a complete and accurate list of each governmental authorization, license or permit that is held by Diva or any of its Subsidiaries or that otherwise relates to the business of, or to any of the properties or assets owned or used by, Diva or any of its Subsidiaries. Each governmental authorization, license or permit listed in Section 5.13 of the Diva Disclosure Schedule is valid and in full force and effect.

     5.14 LEGAL PROCEEDINGS AGAINST DIVA

Except as set forth in Section 5.14 of the Diva Disclosure Schedule, there is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding ("PROCEEDING"):

                    (i) that has been commenced by or against Diva or any of its Subsidiaries or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, Diva; or

                    (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.


                                    - A-22 -

To the knowledge of Diva, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. Diva has made available to Diva true, correct and complete copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Section 4.14 of the Disclosure Schedule. The Proceedings listed in Section 5.14 of the Diva Disclosure Schedule, if decided adversely to Diva or any Subsidiary, individually or in the aggregate, would not have a Material Adverse Effect, except as described in Section 5.14 of the Diva Disclosure Schedule.

     5.15 ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in Section 5.15 of the Diva Disclosure Schedule, since the date of the Interim Financial Statements, Diva has conducted its business only in the ordinary course of business consistent with past practice. Without limiting the generality of the immediately preceding sentence, since March 31, 2004, there has not been any of the following on the part of Diva:

            (a) declaration or payment of any dividend or other distribution or redemption or repurchase or other acquisition, directly or indirectly, in respect of shares of capital stock or Convertible Securities;

            (b) issuance or sale or authorization for issuance or sale, or grant of any options or other agreements with respect to, any shares of its capital stock or Convertible Securities, or any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

            (c) payment or increase of any bonuses, salaries or other compensation to any stockholder, director, officer, consultant or employee except for increases in bonus compensation to employees in the ordinary course of business or entry into any employment, severance or similar Contract with any director, officer or employee;

            (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement or other employee benefit plan for or with any employees;

            (e) damage to or destruction or loss of any property or asset, whether or not covered by insurance, which may have a Material Adverse Effect;

            (f) entry into, termination of, or receipt of notice of termination of, any Contract or transaction involving a total remaining commitment by or to Diva or any Subsidiary of at least $25,000, including the entry into (i) any document evidencing any indebtedness; (ii) any capital or other lease; or (iii) any guaranty (including "take-or-pay" or "keepwell" agreements);

            (g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property or mortgage, pledge, or imposition of any Encumbrance (other than Permitted Encumbrances) on any material property or asset;

            (h) cancellation, compromise or waiver of any claims or rights with a value to Diva or any Subsidiary in excess of $25,000;

            (i) material change in the method of accounting of the accounting principles or practices used by Diva in the preparation of the Financial Statements or the Interim Financial Statements, except as required by GAAP;

            (j) amendment or other modification of its respective Organizational Documents;

            (k) loss of services of any key employee or consultant or any loss of a material client;

            (l) loan or advance to any Person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice; or


                                    - A-23 -

            (m) agreement or commitment, whether oral or written, by Diva to do any of the foregoing.

     5.16 CONTRACTS OF DIVA; NO DEFAULTS

            (a) Section 5.16(a) of the Diva Disclosure Schedule contains a complete and accurate list, and Diva has delivered to the Company true, correct and complete copies, of:

                    (i) each Contract that involves performance of services or delivery of goods or materials by Diva or any Subsidiary of Diva of an amount or value in excess of $25,000;

                    (ii) each Contract that involves performance of services or delivery of goods or materials to Diva or any Subsidiary of Diva of an amount or value in excess of $25,000;

                    (iii) each lease, license and other Contract affecting any leasehold or other interest in, any real or personal property;

                    (iv) each licensing Contract with respect to Diva Patents, Diva Marks, Diva Copyrights, Diva trade secrets or other Diva Intellectual Property Assets, including Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any Intellectual Property Assets;

                    (v) each collective bargaining Contract to or with any labor union or other employee representative of a group of employees;

                    (vi) each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by Diva or any of its Subsidiaries with any other Person or requiring Diva or any of its Subsidiaries to make a capital contribution;

                    (vii) each Contract containing covenants that in any way purport to restrict the business activity of Diva or limit the freedom of Diva to engage in any line of business or to compete with any Person or hire any Person;

                    (viii) each employment Contract providing for compensation, severance or a fixed term of employment in respect of services performed by any employees of Diva and each consulting Contract with an independent contractor;

                    (ix) each stock option, purchase or benefit plan for employees;

                    (x) each power of attorney that is currently effective and outstanding;

                    (xi) each Contract for capital expenditures in excess of $25,000;

                    (xii) each Contract with an officer or director of Diva or any of its Subsidiaries or with any Affiliate of any of the foregoing;

                    (xiii) each Contract under which any money has been or may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Diva or any Subsidiary), and each guaranty (including "take-or-pay" and "keepwell" agreements) of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                    (xiv) each Contract containing restrictions with respect to the payment of dividends or other distributions in respect of Diva's or any Subsidiary's capital stock;


                                    - A-24 -

                    (xv) each Contract containing a change of control provision;

                    (xvi) each other Contract having an indefinite term or a fixed term of more than one (1) year (other than those that are terminable at will or upon not more than thirty (30) days' notice by Diva or any of its Subsidiaries without penalty) or requiring payments by Diva or any of the Company's Subsidiaries of more than $25,000 per year; and

                    (xvii) each standard form of Contract pursuant to which Diva or any Subsidiary provides services to clients.

            (b) Except as set forth in Section 5.16(b) of the Diva Disclosure Schedule, each Contract identified or required to be identified in Section 5.16(a) of the Diva Disclosure Schedule is in full force and effect and is valid and enforceable against Diva or a Subsidiary of Diva and, to the knowledge of Diva, against the other parties thereto in accordance with its terms.

            (c) Except as set forth in Section 5.16(c) of the Disclosure
Schedule:

                    (i) Diva are in full compliance with all applicable terms and requirements of each Contract under which Diva have any obligation or liability or by which Diva or any of its Subsidiaries or any of the properties or assets owned, held or used by Diva or any of its Subsidiaries is bound, except for such noncompliance that would not have a Material Adverse Effect;

                    (ii) to the knowledge of Diva, each other Person that has or had any obligation or liability under any Contract under which Diva has any rights is in compliance in all material respects with all applicable terms and requirements of such Contract; and

                    (iii) no event has occurred or, to the knowledge of Diva, circumstance exists that (with or without notice or lapse of time or both) may result in a violation or breach of any Contract, which violation or breach would have a Material Adverse Effect.

     5.17 INSURANCE

Section 5.17 of the Diva Disclosure Schedule sets forth the premium payments and describes all the insurance policies of Diva, which policies are now in full force and effect in accordance with their terms and expire on the dates shown on
Section 5.17 of the Diva Disclosure Schedule. Such insurance policies comply in all respects with the requirements of any leases to which Diva is a party, including, real property leases. There has been no default in the payment of premiums on any of such policies, and, to the knowledge of Diva, there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies insure Diva in amounts and against losses and risks customary and sufficient for businesses similar to that of Diva, and, to the knowledge of the Company, such policies shall continue in full force and effect until the expiration dates shown in Section 5.17 of the Diva Disclosure Schedule. There are no pending claims with respect to Diva or its properties or assets under any such insurance policy. True, correct and complete copies of all insurance policies listed in Section 5.17 have been previously furnished to Diva.

     5.18 ENVIRONMENTAL MATTERS

Diva has at all times operated its businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws ("ENVIRONMENTAL PERMITS") and, to Diva's knowledge, no material expenditures are or will be required by Diva in order to comply with such Environmental Laws. Diva has not received any written communication from any Governmental Authority or other Person that alleges that Diva has violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of Diva, threatened (a) against Diva, or (b) against any Person whose liability for any


                                    - A-25 -

Environmental Claim Diva has retained or assumed, either contractually or by operation of law. Neither Diva nor any of its Subsidiaries has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

     5.19 EMPLOYEES

            (a) Section 5.19 of the Diva Disclosure Schedule contains a complete and accurate list of the following information for each employee of Diva: name; job title; current compensation; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature.

            (b) No employee or director of Diva is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect
(i) the performance of his or her duties as an employee or officer of the Company, or (ii) the ability of the Company or any of its Subsidiaries to conduct its business. To the knowledge of Diva, no officer or other key employee of Diva or any of its Subsidiaries intends to terminate his or her employment with Diva.

     5.20 LABOR RELATIONS

Except as set forth in Section 5.20 of the Diva Disclosure Schedule:

            (a) Diva has satisfactory relationships with their respective employees.

            (b) No condition or state of facts or circumstances exists which could materially adversely affect Diva's relations with its employees, including, to the best of the Company's knowledge, the consummation of the transactions contemplated by this Agreement.

            (c) Diva is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

            (d) No collective bargaining agreement with respect to the business of Diva is currently in effect or being negotiated. Diva has not encountered any labor union or collective bargaining organizing activity with respect to its employees. Diva has no obligation to negotiate any such collective bargaining agreement, and, to the knowledge of Diva, there is no indication that the employees of Diva desire to be covered by a collective bargaining agreement.

            (e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of Diva, threatened with respect to the employees of Diva, nor has any or the above occurred or, to the knowledge of Diva, been threatened.

            (f) There is no representation claim or petition pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of Diva, no question concerning representation has been raised or threatened respecting the employees of Diva.

            (g) There are no complaints or charges against Diva pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of Diva, no complaints or charges have been filed or threatened to be filed against Diva with any such board or agency.

            (h) To the knowledge of Diva, no charges with respect to or relating to the business of Diva or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.


                                    - A-26 -

            (i) Section 5.20 of the Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from Diva to any Person whose employment with Diva was terminated.

            (j) Diva has not received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of Diva and no such investigation is in progress.

            (k) Neither Diva, or to the knowledge of Diva, any employee of Diva, is in violation of any term of any employment agreement, non-disclosure agreement, non-compete agreement or any other Contract regarding an employee's employment with Diva.

            (l) Diva has paid all wages which are due and payable to each employee and each independent contractor.

     5.21 INTELLECTUAL PROPERTY

            (a) INTELLECTUAL PROPERTY ASSETS--The term "DIVA INTELLECTUAL PROPERTY ASSETS" includes: (i) the name Diva Entertainment, Inc., all fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "DIVA MARKS"); (ii) all patents, patent applications and inventions and discoveries that may be patentable (collectively, "DIVA PATENTS"); (iii) all copyrights in both published works and unpublished works, including software, training manuals and videos (collectively, "Copyrights"); and (iv) all know-how, trade secrets, confidential information, client lists, software, technical information, data, plans, drawings and blue prints (collectively, "DIVA TRADE SECRETS") owned, used or licensed by Diva and its Subsidiaries as licensee or licensor.

            (b) AGREEMENTS--Section 5.21(b) of the Diva Disclosure Schedule contains a true, correct and complete list and summary description, including any royalties paid or received by Diva, of all Contracts relating to the Diva Intellectual Property Assets to which Diva is a party or by which Diva is bound.

            (c) KNOW-HOW NECESSARY FOR THE BUSINESS--The Diva Intellectual Property Assets are all those used in, or related to, the operation of the business of Diva as it is currently conducted and proposed to be conducted. Diva is the owner of all right, title and interest in and to the Diva Intellectual Property Assets, free and clear of all Encumbrances and have the right to use without payment to a third party all of the Intellectual Property Assets. Diva is the owner of all right, title and interest in and to any (i) business application software and (ii) proprietary management information systems used in, or related to, the operation of the business of Diva and its Subsidiaries as it is currently conducted and proposed to be conducted, free and clear of all Encumbrances, and have a right to use such software and systems without payment to a third party.

            (d) TRADEMARKS--(i) Section 5.21(d) of the Diva Disclosure Schedule contains a true, correct and complete list of all Diva Trademarks; (ii) Diva is the owner of all right, title and interest in and to the Diva Trademarks, free and clear of all Encumbrances; (iii) all Diva Trademarks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable;
(iv) no Diva Trademark is infringed or, to the knowledge of the Company, has been challenged or threatened in any way. None of the Diva Trademarks used by Diva or any of its Subsidiaries infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

            (e) COPYRIGHTS--(i) Section 5.21(e) of the Diva Disclosure Schedule contains a true, correct and complete list of all Diva Copyrights; (ii) Diva is the owner of all right, title and interest in and to the Copyrights, free and clear of all Encumbrances; (iii) all the Diva Copyrights have been registered and are currently in compliance with formal legal requirements, and are valid and enforceable; (iv) no Diva Copyright is infringed or, to the knowledge of Diva, has been challenged or threatened in any way; (v) none of the subject matter of any of the Diva Copyrights infringes or is alleged to infringe any copyright of any Person or is a derivative work based on the work of a third Person; and (vi) all works encompassed by the Diva Copyrights have been marked with the proper copyright notice.


                                    - A-27 -

TRADE SECRETS--(i) Diva has taken all reasonable precautions to protect the secrecy, confidentiality and value of the Diva Trade Secrets; and (ii) Diva has good title and an absolute right to use the Trade Secrets. The Diva Trade Secrets, to the knowledge of Diva, have not been used, divulged or appropriated either for the benefit of any Person (other than Diva and its Subsidiaries) or to the detriment of Diva. No Diva Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     5.22 ABSENCE OF CERTAIN PAYMENTS

Neither Diva nor any director, officer, agent or employee of Diva or, to the knowledge of Diva, any other Person associated with or acting for or on behalf of Diva or any of its Subsidiaries, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business,
(ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Diva or any Affiliate of Diva, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Diva.

     5.23 RELATIONSHIPS WITH RELATED PERSONS

Except as set forth in Section 5.23 of the Diva Disclosure Schedule, no officer, director or employee of Diva, nor any spouse or child of any of them or any Affiliate of, or any Person associated with, any of them ("RELATED PERSON"), has any interest in any property or asset used in or pertaining to the business of Diva. Except as set forth in Section 5.23 of the Diva Disclosure Schedule, no Related Person has owned or presently owns an equity interest or any other financial or profit interest in a Person that has (i) had business dealings with Diva, or (ii) engaged in competition with Diva. Except as set forth in Section
5.23 of the Diva Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, Diva, except for employment agreements listed in Section 5.16 of the Disclosure Schedule.

     5.24 BROKERS OR FINDERS

Neither Diva nor any Subsidiary nor any of their respective directors, officers or agents on their behalf has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement, except as listed in Section 5.24 of the Diva Disclosure Schedule for the consideration reflected thereon.

     5.25 DEPOSIT ACCOUNTS

Section 5.25 of the Diva Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which Diva has an account or safe deposit box, (b) the names in which each account or box is held,
(c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box. No Person holds any power of attorney from the Company or any Subsidiary, except as listed in Section 5.25 of the Diva Disclosure Schedule.

     5.26 CONDUCT OF BUSINESS; USE OF NAME

The business carried on by Diva has been conducted by Diva directly and not through any Affiliate or associate of any stockholder, officer, director or employee of Diva or through any other Person. To the best of the Diva's knowledge, Diva owns and has the exclusive right, title and interest in and to the name Diva Entertainment, Inc." and no other Person has the right to use the same, or any confusing derivative thereof, as its corporate name or otherwise in connection with the operation of any business similar or related to the business conducted by the Company.


                                    - A-28 -

     5.27 RESTRICTIONS ON BUSINESS ACTIVITIES

There is no Contract or Governmental Order binding upon Diva or, to the knowledge of Diva, threatened that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Diva or the Company (either individually or in the aggregate), any acquisition of property by Diva or the Company (either individually or in the aggregate), providing of any service by Diva of Diva or the hiring of employees or the conduct of business by Diva of Diva (either individually or in the aggregate) as currently conducted or proposed to be conducted.

     5.28 OUTSTANDING INDEBTEDNESS

Section 5.28 of the Diva Disclosure Schedule sets forth as of a date no earlier than three (3) days prior to the date hereof (a) the amount of all indebtedness of Diva then outstanding and the interest rate applicable thereto, (b) any Encumbrances which relate to such indebtedness, and (c) the name of the lender or the other payee of each such indebtedness.

     5.29 CLIENTS AND CONTRACTORS

Section 5.29 of Diva Disclosure Schedule contains a complete list of all the material clients of Diva which relate to the operations or business of Diva and not to the operations or business of Diva's subsidiaries. Section 5.29 of the Disclosure Schedule contains a complete list of all material contractors and subcontractors used by Diva which relate to the operations or business of Diva and not to the operations or business of Diva's subsidiaries. To the knowledge of Diva, there are no facts or circumstances, including the consummation of the transactions contemplated by this Agreement, that are likely to result in the loss of any material client of the Company or a material change in the relationship of Diva with such a client.

     5.30 VOTING REQUIREMENTS

The affirmative vote or consent of a majority of the outstanding shares of Diva Common Stock is the only vote or consent of the holders of any class or series of equity securities of the Company necessary to adopt this Agreement and approve Exchange and the other transactions contemplated by this Agreement.

     5.31 EMPLOYEE STOCK PURCHASE PLAN Diva does not have an Employee Stock Option Plan.

     5.32 DISCLOSURE

No representation or warranty by Diva in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, and no statement in the Disclosure Schedule, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

6. COVENANTS OF THE COMPANY

The Company hereby covenants and agrees as follows:

     6.1  NORMAL COURSE

From the date hereof until the Closing, the Company will: (a) maintain its corporate existence in good standing; (b) maintain the general character of its business; (c) use all reasonable best efforts to maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage), preserve its business organization substantially intact, keep the services of its present principal employees and preserve its present business relationships with its material suppliers and clients; (d) permit Diva, its


                                    - A-29 -
accountants, its legal counsel and its other representatives full access to its management, minute books and stock transfer records, other books and records, Contracts, properties and operations at all reasonable times and upon reasonable notice; and (e) in all respects conduct its business in the usual and ordinary manner consistent with past practice and perform in all material respects all Contracts with banks, clients, suppliers, employees and others.

     6.2  CONDUCT OF BUSINESS

Without limiting the provisions of Section 6.1, from the date hereof until the Closing, the Company will not, without the prior written consent of Diva, which consent shall not be unreasonably withheld:

            (a) amend or otherwise modify its Organizational Documents except to create necessary classes of securities for the surviving corporation;

            (b) issue or sell or authorize for issuance or sale, or grant any options or make other agreements of the type referred to in Section 4.3 with respect to, any shares of its capital stock or Convertible Securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock, Convertible Securities or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

            (c) mortgage, pledge or grant any security interest in any of its assets, except security interests solely in tangible personal property granted pursuant to any purchase money agreement, conditional sales contract or capital lease under which there exists an aggregate future liability not in excess of $25,000 (which amount is not more than the purchase price for such personal property and which security interest does not extend to any other item or items of personal property);

            (d) declare, set aside, make or pay any dividend or other distribution to any

            (e) stockholder with respect to its capital stock;

            (f) redeem, purchase or otherwise acquire, directly or indirectly, any capital

            (g) stock;

            (h) increase the bonus, salary or other compensation of any of its employees who hold management positions or any director or consultant except for increases in the ordinary course of business, consistent with past practice;

            (i) adopt or (except as otherwise required by law) amend any employee benefit

            (j) plan or severance plan or enter into any collective bargaining agreement;

            (k) terminate or modify any Contract, except for terminations of Contracts upon

            (l) their expiration during such period in accordance with their terms;

            (m) incur or assume any indebtedness for borrowed money or guarantee any obligation or the net worth (either directly or through a "take-or-pay" or "keepwell" agreement) of any Person in an aggregate amount in excess of $25,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

            (n) discharge or satisfy any Encumbrance other than those which are required to be discharged or satisfied during such period in accordance with their original terms;


                                    - A-30 -

            (o) pay any material obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Financial Statements (or not required as of the date thereof to be shown thereon in accordance with GAAP) or incurred in the ordinary course of business consistent with past practice;

            (p) sell, transfer, lease to others or otherwise dispose of any of its properties or assets having a fair market value in the aggregate in excess of $25,000, except in the ordinary course of business consistent with past practice;

            (q) cancel, compromise or waive any material debt or claim;

            (r) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

            (s) make any capital expenditure or capital addition or betterment in amounts which exceed $25,000 in the aggregate, except as contemplated in capital budgets in effect on the date of this Agreement;

            (t) change its method of accounting or the accounting principles or practices utilized in the preparation of the Financial Statements, other than as required by GAAP;

            (u) institute or settle any litigation or any legal, administrative or arbitration action or proceeding before any Governmental Authority relating to it or its property;

            (v) except in the ordinary course of business consistent with past practice, commit to provide services for an indefinite period or a period of more than twelve months; or

            (w) make any tax election inconsistent with past practice or settle or compromise any material Tax liability, except to discharge any Tax liabilities set forth in Section 4.6 of the Disclosure Schedule.

            (x) enter into any Contract that would have been required to be disclosed

            (y) pursuant to Section 4.16 if it had existed on the date hereof;
or

            (z) enter into any commitment to do any of the foregoing.

     6.3  COMPLETION OF AUDIT; FINANCIAL COVENANTS

The Company shall deliver to Diva true, correct and complete copies of the following Company Financial Statements not later than two days prior to Closing:

            (a) Consolidated balance sheets, consolidated statements of income, stockholders' equity and cash flows of the Company, audited by KPMG, LLP for the periods ended February 28, 2003 and February 29, 2004;

            (b) Unaudited consolidated balance sheets, consolidated statements of income, stockholders' equity and cash flows of the Company dated as of May 28, 2004.

            (c) Unaudited proforma balance sheets reflecting the Surviving Corporation immediately following the Closing of this Transaction.

            (d) Projected monthly cash flow statements of the Surviving Company for a period of twelve (12) months following the Closing.


                                    - A-31 -

The Company Financial Statements shall show the following:

            a) As of May 28, 2004, net tangible assets of no less than $3,000,000, accounts payable (prior to any conversion of accounts payable pursuant to Sec. 3.3, above) not to exceed $13,300,000, net accounts receivable of no less than $2,900,000 (collectible within 180 days) and $10,000,000 in good and usable inventory; provided, that the accounts receivable and inventory balances contained in the unaudited balance sheets shall be subject to change due to ongoing business operations prior to Closing;

            (e) Net sales in excess of $39,600,000 in each of the Company's 2003 and 2004 fiscal years;

            (f) Net sales in excess of $6,000,000 and pretax income in excess of $347,000 for the three months ending May 28, 2004

            (g) As of May 28, 2004, no debt other than trade payables shown in the Company Financial Statements, a $389,000 letter of credit and approximately $700,000 in factored invoices.

The Company Financial Statements (i) shall have been prepared from the books and records of the Company in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Company required to be reflected therein on such basis as at the date thereof, and (iii) fairly present in all material respects the consolidated financial position of the Company as of the dates of the balance sheets included in the Company Financial Statements and the consolidated results of its operations and cash flows for the periods indicated

     6.4  CERTAIN FILINGS

The Company agrees to cooperate with Diva with respect to all filings with regulatory authorities that are required to be made by the Diva to carry out the transactions contemplated by this Agreement, including the timely filing of the Notice and FIRPTA certificate as set forth in Section 8.11, with the IRS pursuant to Treasury Regulation section 1.897-2(h) (2) and the preparation and filing of any proxy statement or information statement with the SEC.

     6.5  CONSENTS AND APPROVALS

The Company shall use its reasonable best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to the approval by its Board of Directors and its shareholders to the Exchange.

     6.6  BEST EFFORTS TO SATISFY CONDITIONS

The Company shall use its reasonable best efforts to cooperate with Diva for purposes of satisfying the conditions set forth in Sections 8 and 9 that are within its control.

     6.7  NOTIFICATION OF CERTAIN MATTERS

From the date hereof until the Closing, the Company shall promptly notify Diva of (a) the occurrence or non-occurrence of any fact or event of which the Company has knowledge which would be reasonably likely (i) to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of the Company in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; PROVIDED, HOWEVER, that no such notification shall affect the other representations or warranties of the Company, or the right of Diva to rely thereon, or the conditions to the obligations of Diva. The Company shall give prompt notice to Diva of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.


                                    - A-32 -

7. COVENANTS OF DIVA

Diva, hereby, covenants and agrees as follows:

     7.1  CERTAIN FILINGS

Diva agrees to make or cause to be made all filings with regulatory authorities that are required to be made by Diva or its Affiliates to carry out the transactions contemplated by this Agreement, including but not limited to any proxy statement or information statement with the SEC.

     7.2  NORMAL COURSE

From the date hereof until the Closing, Diva will: (a) maintain its corporate existence in good standing; (b) maintain the general character of its business;
(c) use all reasonable best efforts to maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage), preserve its business organization substantially intact, keep the services of its present principal employees and preserve its present business relationships with its material suppliers and clients; (d) permit the Company, its accountants, its legal counsel and its other representatives full access to its management, minute books and stock transfer records, other books and records, Contracts, properties and operations at all reasonable times and upon reasonable notice; and (e) in all respects conduct its business in the usual and ordinary manner consistent with past practice and perform in all material respects all Contracts with banks, clients, suppliers, employees and others.

     7.3  CONDUCT OF BUSINESS

Without limiting the provisions of Section 7.1, from the date hereof until the Closing, Diva will not, without the prior written consent of the Company, which consent shall not be unreasonably withheld:

            (a) amend or otherwise modify its Organizational Documents except in accordance with the terms of this agreement;

            (b) issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to, any shares of its capital stock or Convertible Securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock, Convertible Securities or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

            (c) mortgage, pledge or grant any security interest in any of its assets, except security interests solely in tangible personal property granted pursuant to any purchase money agreement, conditional sales contract or capital lease under which there exists an aggregate future liability not in excess of $25,000 (which amount is not more than the purchase price for such personal property and which security interest does not extend to any other item or items of personal property);

            (d) declare, set aside, make or pay any dividend or other distribution to any

            (e) stockholder with respect to its capital stock;

            (f) redeem, purchase or otherwise acquire, directly or indirectly, any capital stock;

            (g) increase the bonus, salary or other compensation of any of its employees who hold management positions or any director or consultant, except for increases in the ordinary course of business, consistent with past practice;

            (h) adopt or (except as otherwise required by law) amend any employee benefit

            (i) plan or severance plan or enter into any collective bargaining agreement;


                                    - A-33 -

            (j) terminate or modify any Contract, except for terminations of Contracts upon

            (k) their expiration during such period in accordance with their terms;

            (l) incur or assume any indebtedness for borrowed money or guarantee any obligation or the net worth (either directly or through a "take-or-pay" or "keepwell" agreement) of any Person in an aggregate amount in excess of $25,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

            (m) discharge or satisfy any Encumbrance other than those which are required to be discharged or satisfied during such period in accordance with their original terms;

            (n) pay any material obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Financial Statements (or not required as of the date thereof to be shown thereon in accordance with GAAP) or incurred in the ordinary course of business consistent with past practice;

            (o) With the exception of the sale of its holdings of Diva Florida in accordance with Sec. 7.8 below, sell, transfer, lease to others or otherwise dispose of any of its properties or assets having a fair market value in the aggregate in excess of $25,000, except in the ordinary course of business consistent with past practice;

            (p) cancel, compromise or waive any material debt or claim;

            (q) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

            (r) make any capital expenditure or capital addition or betterment in amounts which exceed $25,000 in the aggregate, except as contemplated in capital budgets in effect on the date of this Agreement;

            (s) change its method of accounting or the accounting principles or practices utilized in the preparation of the Financial Statements, other than as required by GAAP;

            (t) institute or settle any litigation or any legal, administrative or arbitration action or proceeding before any Governmental Authority relating to it or its property;

            (u) except in the ordinary course of business consistent with past practice, commit to provide services for an indefinite period or a period of more than twelve months; or

            (v) make any tax election inconsistent with past practice or settle or compromise any material Tax liability, except to discharge any Tax liabilities set forth in Section 4.6 of the Disclosure Schedule.

            (w) enter into any Contract that would have been required to be disclosed pursuant to Section 4.16 if it had existed on the date hereof; or

            (x) enter into any commitment to do any of the foregoing.

     7.4  PREPARATION OF THE INFORMATION STATEMENT

Within 14 days following the execution of this Agreement, the Surviving Corporation and its Officers shall prepare and file with the SEC an information statement meeting the requirements of Section 14C under the Exchange Act relating to (i) the adoption of this Agreement and the approval of the Exchange and the other transactions contemplated hereby; (ii) approval of an amendment to Diva's Certificate of Incorporation increasing the authorized common stock of Diva from 20,000,000 to 100,000,000 shares of common stock; (iii) approval of the designation of Series D, Series E and Series F Convertible Preferred Stock


                                    - A-34 -
and authorization to file a Statement of Designation with respect to each such Series with the Secretary of State of Delaware; (iv) approval of the declaration of a dividend to its shareholders comprising all of the issued and outstanding shares of Prima EastWest Model Management, Inc.(v) approval of the exchange of 4,934,000 shares of Diva Common Stock for all of the outstanding shares of Diva Florida and (vi) approval of the change of Diva's name to IGIA, Inc.

            (a) Diva shall use its best efforts to respond to all SEC comments with respect to the Information Statement and to cause the Information Statement to be mailed to Diva's stockholders at the earliest practicable date. Diva shall promptly notify Company of the receipt of any SEC comments or any request from the SEC for amendments or supplements to the Information Statement and shall promptly provide the Company with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand.

            (b) Notwithstanding the foregoing, prior to filing or mailing the Information Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Diva (i) shall provide the Company with a reasonable opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by Company, and (iii) shall not file or mail such document or respond to the SEC prior to receiving approval of Company, which approval shall not be unreasonably withheld or delayed.

            (c) Diva shall ensure that the Information Statement does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement made, under the circumstances under which it is made, not misleading. If at any time prior to the Closing any event or information should be discovered by the Company that should be set forth in an amendment or a supplement to the Information Statement, the Company shall promptly inform Diva of such discovery.

            (d) Diva shall use its reasonable best efforts to obtain the requisite approval of the stockholders of Diva, which approval shall be in accordance with the applicable requirements of the DGCL and the Organizational Documents of the Diva, to enable the Exchange and the other transactions contemplated hereby to be effective on the Closing Date (determined without regard to the condition to closing in the first sentence of Section 8.8) by obtaining the written consent of a majority of the stockholders of Diva Common Stock as promptly as practicable after the date hereof, but in no event later than May 28, 2004.

     7.5  CERTAIN FILINGS

Diva agrees to cooperate with the Company with respect to all filings with regulatory authorities that are required to be made by the Company to carry out the transactions contemplated by this Agreement, including the timely filing of the Notice and FIRPTA certificate as set forth in Section 8.11, with the IRS pursuant to Treasury Regulation section 1.897-2(h)(2).

     7.6  CONSENTS AND APPROVALS

Diva shall use its reasonable best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to the approval of its Board of Directors and its Stockholders to the Exchange and to the Amendment of the Bylaws and to the amendment of the Certificate of Incorporation of Diva.

     7.7  AMENDMENT OF BY LAWS AND OF CERTIFICATE OF INCORPORATION

Prior to the Closing, Diva shall cause its By Laws and its Certificate of Incorporation each to be amended to the form set forth in Exhibit A and Exhibit B hereto, respectively.

     7.8  SPIN OFF OR SALE OF SUBSIDIARIES

Prior to the Closing, Diva shall spin off or sell, or enter agreements to Spin off or sell, Diva Florida on terms reasonably satisfactory to the Company, in a transaction in which the purchaser or transferee of such subsidiaries shall


                                    - A-35 -
indemnify and hold harmless Diva and the Surviving Corporation from any and all liabilities arising out of the business or operations of such subsidiaries and/or the transaction transferring the ownership thereof to a third party.

     7.9  BEST EFFORTS TO SATISFY CONDITIONS

Diva shall use its reasonable best efforts to cooperate with the Company for purposes of satisfying the conditions set forth in Sections 8 and 9 that are within its control.

     7.10 INTERCOMPANY PAYMENTS

All outstanding liabilities of Diva, including, but not limited to, loans, payables and other amounts due to or from Diva and its Affiliates as listed in
Section 6.7 of the Disclosure Schedule, shall be paid in full, written off or adjusted to zero balances at or prior to the Closing.

     7.11 NOTIFICATION OF CERTAIN MATTERS

From the date hereof until the Closing, Diva shall promptly notify the Company of (a) the occurrence or non-occurrence of any fact or event of which Diva has knowledge which would be reasonably likely (i) to cause any representation or warranty of Diva contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of Diva in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of Diva to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; PROVIDED, HOWEVER, that no such notification shall affect the other representations or warranties of the Company, or the right of Diva to rely thereon, or the conditions to the obligations of Diva. The Company shall give prompt notice to Diva of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

     7.12 NO SOLICITATION

            (a) Diva, its Affiliates and their respective officers, directors, employees, representatives and agents shall immediately terminate any discussions or negotiations with any third party concerning an Acquisition Offer. Diva and its Affiliates shall not, directly or indirectly, through any officer, director, employee, stockholder, financial advisor, attorney, representative, subsidiary or agent of such Person (i) take any action to solicit, initiate, facilitate, continue or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or other securities (including by way of a tender offer) or similar transaction involving Diva or any of its Subsidiaries, (except with respect to the spin off or sale thereof prior to the Closing) other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to as an "ACQUISITION OFFER"), (ii) engage in discussions or negotiations (whether such discussions or negotiations are initiated by Diva, such other Person or otherwise) concerning, or provide any non-public information to any Person relating to, any possible Acquisition Offer, or (iii) agree to, enter into a letter of intent or similar document or recommend any Acquisition Offer; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent Diva, or its Board of Directors, to the extent such Board of Directors determines, in good faith and on a reasonable basis by a majority vote (after consultation with independent legal advisors), that such Board of Directors' fiduciary duties under applicable law require it to do so, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited, bona fide, written Acquisition Offer by such Person or recommending an unsolicited, bona fide, written Acquisition Offer by such Person to the stockholders of Diva, if and only to the extent that (1) the Board of Directors of Diva determines in good faith and on a reasonable basis by majority vote (after consultation with independent financial and legal advisors) that such Acquisition Offer is reasonably capable of being completed on the terms proposed and would, if consummated, result in a transaction more favorable to Diva's stockholders from a financial point of view than the Exchange and the other transactions contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "SUPERIOR PROPOSAL") and the Board of Directors of Diva determines in good faith and on a reasonable basis by majority vote (after consultation with independent legal advisors) that such action is necessary for such Board of Directors to comply with its fiduciary duties to


                                    - A-36 -
stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such Person,
(x) such Board of Directors receives form such Person an executed confidentiality agreement, (y) such non-public information has been previously delivered to Diva, and (z) Diva advises the Company in writing of such disclosure or discussions or negotiations, including the Person to whom disclosed or with whom discussions or negotiations will occur; or (B) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Offer. Diva shall use its best efforts to ensure that the officers, directors, and Affiliates of Diva and its subsidiaries and any investment banker or other financial advisor or representative retained by Diva or any of its subsidiaries are aware of the restrictions described in this Section 7.12 Without limiting the foregoing, it is understood that any violations of the restrictions set forth in this Section 7.12 by any officer, director, employee, financial advisor, attorney, representative, subsidiary, agent or Affiliate of the Company, when acting on behalf of Diva or any of its subsidiaries, shall be deemed to be a breach of this Section 7.10 by Diva.

            (b) Diva shall notify the Company immediately after receipt by Diva (or its advisors) of any Acquisition Offer or any request for non-public information in connection with an Acquisition Offer or for access to the properties, books or records of Diva or any of its subsidiaries by any Person that informs such party that it is considering making, or has made, an Acquisition Offer. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the Person and the terms and conditions of such proposal, inquiry or contact. Diva shall continue to keep the Company informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

            (c) In addition to the foregoing, Diva shall not accept or enter into any agreement, letter of intent or similar document concerning an Acquisition Offer for a period of not less than seventy-two (72) hours after Diva's receipt of a notice of the material terms of such Acquisition Offer and the identity of the Person making such Acquisition Offer, and during such seventy-two (72) hour period Diva shall negotiate with the Company in good faith any proposal submitted to Diva by the Company which addresses such Acquisition Offer.

     7.13 TERMINATION OF STOCK OPTIONS

Diva shall obtain the written consent or agreement of each holder of options to purchase capital stock of Diva. Each such holder shall agree that all such stock options shall terminate as of the Closing Date at no cost or expense to Diva, and that Diva shall thereafter have no further obligation or liability whatsoever to such holder in respect of any such options.

8. CONDITIONS TO OBLIGATIONS OF DIVA

The obligations of Diva under this Agreement to consummate the Exchange shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by Diva in its sole discretion:

     8.1  REPRESENTATIONS AND WARRANTIES

The representations and warranties of the Company contained in this Agreement or in the Company Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct in all material respects as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and, shall then be complete and correct in all material respects (except that representations made as of a specific date shall be required to be true as of such date only). The representations and warranties of the Company contained in this Agreement or in the Company Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects (except that representations made as of a specific date shall be required to be true as of such date only).


                                    - A-37 -

     8.2  PERFORMANCE OF COVENANTS

The Company shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

     8.3  LACK OF ADVERSE CHANGE

There shall not have occurred any event or circumstance which, individually or in the aggregate, has had or may result in a Material Adverse Effect, including the loss of significant business from any of clients of the Company or the loss of any significant clients of the Company.

     8.4  UPDATE CERTIFICATE

Diva shall have received favorable certificates, dated the Closing Date, signed by the president and chief executive officer of the Company as to the matters set forth in Sections 8.1, 8.2 and 8.3.

     8.5  NO PROCEEDING

No order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect the Surviving Corporation's ownership or operation of the business of the Company; no Proceeding by any Governmental Authority or any other Person shall be pending or threatened against Diva, or the Company that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect Diva, or the Company's right to own or operate the business of the Company; and no written advice shall have been received by Diva, or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange or limit or otherwise affect Diva's ownership or operation of the business of the Company.

     8.6  APPROVALS AND CONSENTS

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of the Company shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect.

     8.7  STOCKHOLDER APPROVAL

This Agreement shall have been duly adopted at or prior to the Effective Time by the requisite vote of the holders of Company Common Stock entitled to vote thereon.

     8.8  FIRPTA CERTIFICATE

Diva shall have received from the Company an executed copy of a certification and notice, meeting the requirements of Sections 897 and 1445 of the Code and the treasury regulations promulgated thereunder, substantially in the form attached hereto as EXHIBIT 8.11, dated as of the Closing Date, that the Company has not been a United States real property holding corporation at any time during the five year period prior to the Closing Date, and the stock of the Company is not a United States real property interest.


                                    - A-38 -

9. CONDITIONS TO OBLIGATIONS OF THE COMPANY

The obligations of the Company under this Agreement to consummate the Exchange shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by the Company in its sole discretion:

     9.1  REPRESENTATIONS AND WARRANTIES

The representations and warranties of Diva and its Subsidiaries contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct as of the date when made in all material respects, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and, shall then be complete and correct in all material respects (except that representations made as of a specific date shall be required to be true as of such date only). The representations and warranties of Diva and its Subsidiaries contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects (except that representations made as of a specific date shall be required to be true as of such date only).

     9.2  PERFORMANCE OF COVENANTS

Diva shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

     9.3  LACK OF ADVERSE CHANGE

There shall not have occurred any event or circumstance which, individually or in the aggregate, has had or may result in a Material Adverse Effect, including the loss of significant business from any of clients of Diva or any of its Subsidiaries or the loss of any significant clients of Diva or any of its Subsidiaries.

     9.4  UPDATE CERTIFICATE

The Company shall have received favorable certificates, dated the Closing Date, signed by the president and chief executive officer of Diva as to the matters reasonably requested by the Company.

     9.5  NO PROCEEDING; NO LITIGATION

No order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect the Surviving Corporation's ownership or operation of the business of Diva; no Proceeding by any Governmental Authority or any other Person shall be pending or threatened against Diva, that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect Diva's right to own or operate the business of Diva; and no written advice shall have been received by Diva or by its counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange or limit or otherwise affect the Company's ownership or operation of the business of Diva. There shall exist no litigation against Diva and none shall have been threatened

     9.6  APPROVALS AND CONSENTS

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Diva for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of Diva shall have been obtained and made by Diva, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect.

     9.7  STOCKHOLDER APPROVAL; DISSENTERS

This Agreement shall have been duly adopted at or prior to the Effective Time by the requisite vote of the holders of Diva's Common Stock entitled to vote thereon.


                                    - A-39 -

     9.8  RESIGNATIONS

Company shall have received form the Diva the resignations of all officers and directors of the Diva from their positions with the Diva

     9.9  FIRPTA CERTIFICATE

      The Company shall have received from Diva an executed copy of a certification and notice, meeting the requirements of Sections 897 and 1445 of the Code and the treasury regulations promulgated thereunder, substantially in the form attached hereto as EXHIBIT 8.11, dated as of the Closing Date, that Diva has not been a United States real property holding corporation at any time during the five year period prior to the Closing Date, and the stock of the Company is not a United States real property interest.

     9.10 LIABILITIES AND PREFERRED STOCK.

At the Closing, Diva shall have no liabilities other than as disclosed in this Agreement and specifically approved by the Company. All shares of Diva Preferred Stock, other than (i) 100 shares of Series A Redeemable Convertible Preferred Stock and (ii) 251,000 shares of Series E Redeemable Convertible Preferred Stock. The Series E Redeemable Convertible Preferred Stock shall be subject to automatic conversion to Common Stock of the Surviving Corporation upon Diva shareholder approval of the increased in Diva's authorized Common Shares to 100,000,000.

     9.11 NO PROCEEDING

No order of any Governmental Authority shall be in effect that restrains or prohibits the Exchange; and no written advice shall have been received by Diva, or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange.

     9.12 SPIN OFF OF SUBSIDARIES.

Prior to the Closing, Diva shall spin off or sell, or enter agreements to Spin off or sell, Diva Florida on terms reasonably satisfactory to the Company, in a transaction in which the purchaser or transferee of such subsidiaries shall indemnify and hold harmless Diva and the Surviving Corporation from any and all liabilities arising out of the business or operations of such subsidiaries and/or the transaction transferring the ownership thereof to a third party.

     9.13 CHANGE OF NAME

Effective at the closing the name of Diva shall be changed to IGIA, Inc.

10. TERMINATION

     10.1 TERMINATION OF AGREEMENT

This Agreement may be terminated:

            (a) At any time prior to the Effective Time, by mutual consent of Diva and the Company.

            (b) By Diva or the Company if the Effective Time shall not have occurred by June 2, 2004, unless such failure shall be due to a material breach of any representation or warranty, or the nonfulfillment in a material respect, and failure to cure such nonfulfillment within five (5) Business Days following receipt by such party of notice of such breach or nonfulfillment, of any covenant or agreement contained herein on the part of the party or parties seeking to terminate this Agreement.


                                    - A-40 -

            (c) By Diva or the Company alone, by means of a written notice to the other, if there has been a material misrepresentation on the part of the other, or a material breach on the part of the other of any of its warranties, covenants or agreements set forth herein, or a material failure on the part of the other to comply with any of its other obligations hereunder. No such termination shall relieve any party of the consequences of any such misrepresentation, breach or failure.

            (d) By either Diva or the Company if a Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in any case, having the effect of permanently restraining, enjoining or otherwise prohibiting the Exchange.

            (e) By either Diva or the Company if the requisite vote of the stockholders of the Company or Diva, in favor of the Exchange shall not have been obtained; PROVIDED, THAT, the right to terminate this Agreement under this
Section 10.1(e) shall not be available to the Company or Diva, as the case may be where the failure to obtain such stockholder approval shall have been caused by the action or failure to act of the Company or Diva, as the case may be and such action or failure to act constitutes a material breach by the Company or Diva of this Agreement.

            (f) By Diva if it proposes to accept a Superior Proposal; PROVIDED, THAT, simultaneously with such termination Diva complies with Section 10.3(a).

            (g) By Diva if the Board of Directors of Diva shall have withdrawn or modified its approval or recommendation of the Exchange or the adoption of this Agreement.

     10.2 EFFECT OF TERMINATION

In the event of termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith become void, the Exchange shall be abandoned and there shall be no liability or obligation on the part of Diva or the Company or their respective officers, directors, stockholders or Affiliates, except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement or in the Disclosure Schedule (in which case the non-breaching party may seek any and all remedies available to it under applicable law); PROVIDED, THAT, the provision of Sections 12.1, 12.2, 12.3, 12.4 and 12.11 and this Section 10.2 shall remain in full force and effect and survive any termination of this Agreement.

11. INDEMNIFICATION OF DIRECTORS, OFFICERS AND STOCKHOLDERS

     11.1 RIGHT TO INDEMNIFICATION

The Surviving Corporation shall indemnify present and former directors, officers and employees of the Surviving Corporation and Diva to the maximum degree permitted by the laws of the State of Delaware, including reasonable costs of counsel of the party's choosing. The Surviving Corporation shall indemnify present and former directors, officers and employees of the Company and Diva to the maximum degree permitted by the laws of the State of Delaware. The Bylaws and Certificate of Incorporation of the Surviving Corporation shall contain provisions with respect to indemnification of present and former directors, officers and employees of the Company and Diva to the maximum degree permitted by the laws of the State of Delaware, which provisions shall not be amended, repealed or otherwise modified for a period of three (3) years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time are present or former directors, officers or employees of the Company, unless such modification is required after the Effective Time by applicable law.

     11.2 INSURANCE

For a period of three (3) years after the Effective Time, the Surviving Corporation shall use commercially reasonable efforts to cause to be maintained in effect directors and officers liability insurance covering those persons who


                                    - A-41 -
are on the date hereof covered by directors and officers liability insurance policies maintained by the Company or by Diva on terms substantially similar to those applicable under such current policies with respect to claims arising from and related to facts or events which occurred at or before the Effective Time. Notwithstanding the foregoing, Diva may substitute therefore policies of substantially the same coverage containing terms and conditions which are no less advantageous, in any material respect, to the Indemnified Parties.

     11.3 SUCCESSORS

In the event Diva, the Surviving Corporation or any successor to Diva or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made so that the successors of the Diva or the Surviving Corporation honor the obligations of the Diva and the Surviving Corporation set forth in this Section 11.

     11.4 SURVIVAL

The provisions of this Section 11 shall survive the Closing and expressly are intended to benefit each director, officer or employee of the Company contemplated by this Section 11.

12. GENERAL PROVISIONS

     12.1 EXPENSES

Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

     12.2 PUBLIC ANNOUNCEMENTS

Any public announcement or similar publicity with respect to this Agreement, the Closing or the transactions contemplated hereby will be issued at such time and in such manner as Diva and the Company agree in writing and shall be made in accordance with Regulation FD promulgated by the SEC. The Company and Diva will in good faith consult with each other concerning the means by which the Company's employees, clients and suppliers and others having dealings with the Company will be informed of this Agreement, the Closing and the transactions contemplated hereby, and representatives of Diva may at its option be present for any such communication.

     12.3 NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other address, person's attention or fax number as a party may designate by notice to the other parties given in accordance with this Section 12.3):



            If to Diva:

                  Diva Entertainment, Inc.
                  C/o Que Management, Inc.
                  180 Varick Street
                  13th Floor
                  New York, NY 10014
                  Attention: Peter Zachariou


                                    - A-42 -

            With copies to:

                  Robert Diener, Esq.
                  122 Ocean Park Blvd. #307
                  Santa Monica, CA 90405

                  Tel (310) 396-1691
                  Fax (310) 396-8608

            If to the Company:

                  Tactica International Inc.
                  11 West 42nd Street - 7th Floor
                  New York, NY 10036
                  Attention: Avi Sivan, President

            With a copy to:

                  Jenkens & Gilchrist Parker Chapin LLP
                  405 Lexington Avenue
                  New York, NY 10174
                  Attention: Henry I. Rothman, Esq.
                  Facsimile: (212) 704-6288

     12.4 JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York or the United States District Court for the Southern District of New York, and each of the parties consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Service of process or any other papers in any such action or procedure may be made by registered or certified mail, return receipt requested, pursuant to the provisions of Section 12.3.

     12.5 FURTHER ASSURANCES

The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     12.6 WAIVER

Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege.

     12.7 ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including any correspondence, written and oral among Diva, and the Company and constitutes (along with the documents referred to in this Agreement) the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended, nor may any provision hereof or default hereunder be waived, except by a written agreement executed by the party to be charged with the amendment or waiver.


                                    - A-43 -

     12.8 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

No party may assign any of its rights under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and the Persons contemplated by Article 11 any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

     12.9   SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part will remain in full force and effect to the extent not held invalid or unenforceable.

     12.10  SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. In this Agreement (i) words denoting the singular include the plural and vice versa, (ii) "it" or "its" or words denoting any gender include all genders, (iii) the word "including" shall mean "including without limitation," whether or not expressed, (iv) any reference to a law shall mean the statute and any rules and regulations thereunder in force as of the date of this Agreement or the Closing Date, as applicable, unless otherwise expressly provided, (v) any reference herein to a Section, Article, Schedule or Exhibit refers to a Section or Article of or a Schedule or Exhibit to this Agreement, unless otherwise stated, and (vi) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day. Each party acknowledges that it has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision.

     12.11  GOVERNING LAW

This Agreement will be governed by the internal laws of the State of New York without regard to principles of conflict of laws.

     12.12  COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                    - A-44 -

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



DIVA ENTERTAINMENT, INC.

By:     /s/ Peter Zachariou
        -----------------------
Name:   Peter Zachariou
Title:  President

TACTICA INTERNATIONAL, INC.

By:     /s/ Avi Sivan
        -----------------------
Name:   Avi Sivan
Title:  Chief Executive Officer

STOCKHOLDERS

/s/ Avi Sivan
- -------------------------------
Avi Sivan

/s/ Prem Ramchandani
- -------------------------------
Prem Ramchandani

/s/ Avraham Ovadia
- -------------------------------
Avraham Ovadia

/s/ Shai Bar-lavi
- -------------------------------
Shai Bar-lavi


                                    - A-45 -

                                   Exhibit B-1

            Certificate of Amendment to Certificate of Incorporation



                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            DIVA ENTERTAINMENT, INC.
                            (a Delaware corporation)
                       (formerly QUASAR PROJECTS COMPANY)

      DIVA ENTERTAINMENT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware:

DOES HEREBY CERTIFY:

      FIRST: The following resolutions have been unanimously adopted by the board of directors and a majority of the stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law for the purpose of amending the corporation's Certificate of Incorporation. The resolutions setting forth the proposed amendments are as follows:

                  RESOLVED, that the Certificate of Incorporation of the
            Corporation be amended by changing the Article numbered "FIRST" so that, as amended, said Article shall be and read as follows:

FIRST: The name of the corporation is IGIA, Inc.

                  RESOLVED, that the Certificate of Incorporation of the
            Corporation be amended by changing the Article numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

FOURTH: The total number of shares of all classes which the corporation is authorized to have outstanding is One Hundred and One Million (101,000,000) shares of which stock One Hundred Million (100,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Hundred Thousand Dollars ($100,000) shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Thousand Dollars ($1,000) shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series;

      (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

      (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

      (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

      SECOND: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Law of the State of Delaware.

      IN WITNESS WHEREOF, DIVA ENTERTAINMENT, INC. has caused this certificate to be signed by its duly authorized officer, this 27th day of May, 2004


DIVA ENTERTAINMENT, INC.

A Delaware corporation

/s/ Peter C. Zachariou
- -----------------------------
Peter C. Zachariou, President


                                   - B-1-2 -

                                   Exhibit B-2

        Form of Certificate of Amendment to Certificate of Incorporation



                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   IGIA, INC.
                            (a Delaware corporation)
                       (formerly DIVA ENTERTAINMENT, INC.)

      IGIA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware:

DOES HEREBY CERTIFY:

      FIRST: The following resolutions have been unanimously adopted by the board of directors and a majority of the stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law for the purpose of amending the corporation's Certificate of Incorporation. The resolutions setting forth the proposed amendments are as follows:

                  RESOLVED, that the Certificate of Incorporation of the
            Corporation be amended by changing the Article numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

FOURTH: The total number of shares of all classes which the corporation is authorized to have outstanding is One Billion and One Million (1,001,000,000) shares of which stock One Billion (1,000,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Million Dollars ($1,000,000) shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Thousand Dollars ($1,000) shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series;

      (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

      (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

      (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

      SECOND: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Law of the State of Delaware.

      IN WITNESS WHEREOF, IGIA, INC. has caused this certificate to be signed by its duly authorized officer, this ____ day of ____________, ________

IGIA, INC.
A Delaware corporation
- ----------------------------------
Avi Sivan, Chief Executive Officer


                                   - B-2-2 -

                                    Exhibit C


                      IGIA, INC. 2005 INCENTIVE STOCK PLAN

================================================================================

         THIS IGIA, INC. 2005 INCENTIVE STOCK PLAN (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.    Definitions.

      (a)   "Board" - The Board of Directors of the Company.

      (b) "Code" - The Internal Revenue Code of 1986, as amended from time to time.

      (c) "Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      (d) "Company" - IGIA, Inc. and its subsidiaries including subsidiaries of subsidiaries.

      (e) "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

      (f) "Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

      (g) "Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

      (h) "Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

      (i)   "Option" - Either an Incentive Stock Option, in accordance with
            Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."


                                    - C-3 -

      (j) "Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

      (k) "Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

      (l) "Securities Act" - The Securities Act of 1933, as amended from time to time.

      (m) "Stock" - Authorized and issued or unissued shares of common stock of the Company.

      (n) "Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants;
      (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof;
      (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.    Eligibility.

      (a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.


                                    - C-4 -

      (b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

            The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

      (c) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

      (d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.    Stock.

      (a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

      (b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.


                                    - C-5 -

      (c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

      (d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

      (e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

      (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

      (b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

            (i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

            (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.


                                    - C-6 -

                  For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

      (c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

            (i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

            (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of Delaware corporations law as may be acceptable to the Board.

      (d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.


                                    - C-7 -

                  Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

      (e) Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

                  With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

      (f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

      (g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall


                                    - C-8 -
            not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or
            (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

      (h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

      (i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

                  In the event of a proposed dissolution or liquidation of the
            Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

                  Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.


                                    - C-9 -

                  In the event of a change in the Stock of the Company as
            presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

                  The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

      (j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

      (k)   Modification, Acceleration, Extension, and Renewal of Options:
            Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

      (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.


                                    - C-10 -

      (m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or
            (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

      (n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to:
            (A) the fair value of such shares as of such date of termination; or
            (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.


                                    - C-11 -

6.    Stock Awards and Restricted Stock Purchase Offers.

      (a)   Types of Grants.

            (i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

            (ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

      (b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

      (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:


                                    - C-12 -

            (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

            (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

            (iii) A Participant, pursuant to the Company's Proprietary
                  Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

            (iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six


                                    - C-13 -
                  months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

      (d)   Nonassignability.

            (i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

            (ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

      (e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

      (i) Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

      (ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to


                                    - C-14 -
            earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

            (iii) Death or Disability of a Participant.

            (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

            (2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

            (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

            (4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

      7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be


                                    - C-15 -
            purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

      8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

                  In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.


                                    - C-16 -

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12. Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.


                                    - C-17 -

         The foregoing 2005 INCENTIVE STOCK PLAN (consisting of 14 pages, including this page) was duly adopted and approved by the Board of Directors on April 4, 2005.

                                               IGIA, INC.,
                                               a Delaware corporation

                                               By:
                                                   ------------------------
                                                    Avi Sivan

                                               Its: Chief Executive Officer


                                    - C-18 -

                                    Exhibit D


                                  IGIA Form 8-K
                              filed August 27, 2004